As filed with the Securities and Exchange Commission on July 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10405

Alpine Series Trust
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Attorney at Law
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period:  April 30, 2010

Alpine

EQUITY & INCOME FUNDS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

April 30,

2010

Semi-Annual Report

TABLE OF CONTENTS

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund	6

Alpine Accelerating Dividend Fund	15

Alpine Dynamic Financial Services Fund	20

Alpine Dynamic Innovators Fund	25

Alpine Dynamic Transformations Fund	29

Alpine Dynamic Balance Fund	33

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund	37

Alpine Municipal Money Market Fund	40

Schedules of Portfolio Investments	45

Statements of Assets and Liabilities	74

Statements of Operations	77

Statement of Cash Flows	80

Statements of Changes in Net Assets	81

Financial Highlights	89

Notes to Financial Statements	98

Additional Information	112

Additional Alpine Funds are offered in the Alpine Equity Trust. These funds include:

Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund
Alpine Cyclical Advantage Property Fund
Alpine Emerging Markets Real Estate Fund
Alpine Global Infrastructure Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Dear Investor:

We concluded last fall’s annual letter to shareholders by stating that “. . .The U.S. and global economies will continue to transition in a positive fashion towards a multi year cycle of relatively directional positive returns. . ., but that is not to say that 2010 will be an easy year.” We expected market volatility and that is surely what we have experienced to date through the semi-annual period ending April 30, 2010 and into the May date of this letter writing. The market memory of the financial distress which precipitated the meltdown of Lehman Brothers in the Fall of 2008 and continued into early 2009 is still fresh in investors’ memories, yet the hopes for economic recovery and strong financial market returns have been growing. The forces of greed and fear remain powerfully present in the market today as witnessed by significant sector rotation over the past six months and a return to high levels on the VIX Index of market volatility. Capital market improvement, solid corporate earnings and signs of economic strength have been offset by the Euro debt crisis, BP’s Gulf oil spill, North Korean aggression, and China’s moderation of prior stimulus. In Alpine’s view, both exogenous events and economic fundamentals are continually incorporated into a natural progression towards a longer term trend, as the market alternates between dancing forward then taking a step backward before progressing further. We believe the markets will establish a stronger medium-term trend during 2011 in anticipation of improving economic prospects leading into 2012 and beyond, and long-term investors may once again replace traders as the dominant force in the market.

THE EURO AND INVESTMENT RISK

The current financial market instability brought about by the decline in the Euro versus the U.S. dollar, stems from the market’s inability to assess the ultimate impact of the Greek government’s eroded capacity to both service and stand behind its sovereign debt. The scope of the situation could be as minimal as Greece’s 2% contribution to Euro-zone Gross Domestic Product (GDP), or as significant as spawning a contagion of credit concerns which could undermine the cohesion of the European Union (EU) and the durability of its’ currency, the Euro. At their extreme, such fears of high exposure among banks and governments to potentially risky corporate and sovereign debt, suggests that even the creditworthiness of the United States of America could eventually be impaired. Thus, the range of implications to all financial markets could extend from insignificant to catastrophic. However, the reality is likely more benign. While disruptive to markets in the short term, the fears of contagion have forced the European Union (EU) and the European Central Bank (ECB) to provide greater safeguards than is probably warranted. In effect, the EU’s 750 billion Euro stabilization package is designed to provide adequate funding for not only Greece, but Portugal and Spain, for a period of approximately four years. This is designed as a temporary measure to enable these different countries to implement and execute austerity packages which would reduce their dependence upon debt financing of government activities. Unfortunately, for a few months market participants will likely remain unsure as to the future effectiveness of such plans or of the negative impact upon domestic or regional growth. Thus, pressure on the Euro may continue; initially to the benefit of the U.S. dollar. Devaluation of the Euro should help exporters, particularly in Germany, where unit labor costs rose by less than 10% over the previous decade. By comparison, Southern Europe experienced 30% to 40% increases, with Greece now the least competitive country in that region. Over the next few years, the EU will likely add institutional flexibility in order to adjust for financial inequalities amongst members. Otherwise, the membership will be forced to change for the EU to remain meaningful.

As Alpine sees it, debt funded excesses which perhaps provided a boost to prior year’s growth are being replaced by austerity measures in response to pressure from the financial markets, which remain focused on reducing risk. Governments, corporations and even individuals, are increasingly being required to live within their means, to fund debt obligations from cash flow and utilize resources productively to produce either collective, corporate or individual wealth. This emphasis on derisking has certainly entered into the equity markets where the mid-May sell-off was characterized by some observers as traders derisking exposure to stocks, taking risk off their portfolios in relation to currencies, or adjusting the amount of market risk that they were comfortable taking. This was a contrast to the strong March rally which preceded this contagion conundrum, where financially leveraged cyclical stocks outperformed as some traders sought to add beta or market risk to their portfolios.

Risk aversion is evidenced by the astonishing low yields which investors are accepting for low risk. U.S. Treasury Bills are yielding 0.159% for the shortest duration risk of three months. ‘Safe Haven’ U.S. Treasury Bills are yielding 0.159% for the shortest duration risk of three months. With a yield curve that only rises above 3% after six years, investors either expect significant deflation of assets for several years or are so risk averse as to forsake opportunities to grow their net worth. The danger of a financial meltdown which was almost palpable in October of 2008 is not apparent from measures such as so-called ‘TED’ Spreads between Treasury notes and LIBOR (London Interbank Offering Rates are the cost at which banks do business with each other) which ended May at roughly 0.21% versus a peak of over 4.53% on October 10, 2008. Further evidence comes from the U.S. Federal Reserve’s St Louis (Fed Branch) Financial Stress Index which peaked at 5.01% in that same week in 2008, yet ended May 2010 at 0.872%. Perhaps the current pattern of extreme caution could be expected after experiencing a hundred year flood as we did during the credit crisis of 2008. Thus, if important measures of financial risk are only flashing a yellow cautious and not a solid red for danger, then market psychology may be excessively cautious, with potentially significant, albeit, diverging implications for both equity and income investors.

ALPINE’S FOCUS ON FUNDING CORPORATE INVESTMENT

The market’s on again, off again reactions to a continuing stream of information and statistics reflect the powerful impact of short term trading strategies. While we must be responsive to short-term conditions, Alpine seeks to set its strategy based on larger fundamental trends and conditions. We believe that earnings growth can occur in a low or slow growth environment if market share gains are possible. In light of the recent downturn, many public companies, particularly in the real estate and banking sectors, sold new shares to investors over the past year in order to recapitalize balance sheets and position themselves to potentially expand market share. Selectively, Alpine funds have been active participants in many such offerings. Irrespective of economic conditions, companies with innovative products or processes or those which can achieve corporate transformation brought about by a change in product lines or business, may also experience increases in market share. Alpine has made these investment themes the primary focus of two different funds. However, for all of our funds, we endeavor to find such opportunities as well as emphasizing regions or sectors of growing demand. As a corollary, we are less inclined to invest in situations where growth in user demand is limited or declining. However, there are situations when such decline or such growth is more than priced in, and that creates both buying and selling opportunities, respectively. While this suggests that there will always be buying opportunities in different markets at different times, we nevertheless prefer to tilt the portfolios to the areas where we find longer term growth. Thus, Alpine’s focus on emerging market opportunities, most notably in Brazil and China where it is appropriate for the mandates of specific Funds, or for other Funds by investing in U.S. based companies which are seeking growth opportunities in emerging market economies.

CHINA SLOWING AND BRAZIL GROWING

Recently, China has embarked on a restrictive liquidity program bringing money supply growth down from a stimulus oriented peak of 35% after the Lehman Brothers bankruptcy, back to historic levels of 15% to18%. The government has also sought to constrain price inflation in the property sector, both of which we believe may take 2% to 4% off GDP, bringing the medium term rate of growth from 11% down to a 7% to 8% range. We believe that the major impact of this attempt to reign in price inflation will be achieved this summer, and that, to a great degree, it is already being priced into the stock market. Typically, command control economies such as China are often too blunt in their approach and methodology and, hence, the desired impact may not be as envisioned. That said, domestic income inequality between workers, their bosses, and even the growing middle class has been contentious, so the political aspect of this exercise may be as important as the economic.

A side result of this projected slowdown in China has been a decline in commodity prices around the world, impacting not only the major suppliers of such materials in natural resources, but also restraining a global source of potential inflation. With regard to Brazil, domestic demand is now growing to the point where the effect of China’s modest slowdown is not having a significant impact. There have even been a few economists who recently increased their growth prospects for Brazil from 6.5% to 7.5% GDP growth during the course of 2010, as the Central Bank may moderate ongoing plans to raise interest rates over the course of the year. It is worth noting that these interest rate increases are not tied to interest rates used for consumer mortgages. Rather they should have more impact on the commercial borrowing than on domestic demand. We also expect to see a growing level of fixed asset investment in both infrastructure and industry in Brazil, including new roads, railroads, ports, steel mills and deep sea oil rigs. Many U.S., European, Japanese and Chinese companies are investing in Brazil to build industrial capacity from mines to factories, while others are focused on growing consumption patterns, notably including Unilever and Walmart. This is a classic pattern where countries which initially had a beneficial cost of production or abundant natural resources further enhanced productivity through modern industrialization and then created “added value” through downstream manufacturing or distribution.

INVESTING FOR FUTURE NEEDS

For the past eighty years, the U.S. has been at the head of the pack in our productivity gains, as witnessed by our economy’s 22% share of global GDP. However, we must increase the current level of investment in our infrastructure and technical capacity, with particular focus on education if we are to maintain this level of superiority. Unfortunately, it looks as if during the next few years we will share some of the burden of austerity measures which now afflict Europe and the U.K. Our municipal and state government budgets were directly stabilized by the stimulus package of 2009, yet drastic cuts to the 2010 through 2011 local budgets will be telling, both in their political and economic impact over the next year. We already see an historic excess of qualified teachers relative to job openings as class sizes rise and curriculums shrink. Cuts in municipal and social services ranging from reduced waste pickup, more homeless on the streets and fewer services for the needy or house bound are already taking place. Fees, tolls and taxes will be increasing at the same time that public transit schedules are reduced. This makes the prospects for meaningful economic growth even less clear. Add to this the inevitable uncertainty over the impact of recent Federal government legislation bringing healthcare and financial reform, and the likely evolution of a revised tax regime starting next year. Thus, the ongoing political debate regarding finances and priorities will take on greater significance for the next few years.

Countering such concerns for now are the benefits of a strong dollar at the expense of the Euro, and cheaper commodities which should help to sustain low interest rates for our import oriented economy. Low interest rates around the world could very well continue into the foreseeable future. With a few years of cheap money and a degree of ingenuity, the U.S. may be able to maintain the current trajectory of recovery. Europe and Japan have fewer tools with which to engage growth, so more time may be needed to rebalance their accounts. Progress could provide investors with greater economic clarity of future economic potentials as we continue to unwind the debt burden of the past decade and restructure our industrial and economic priorities. With clarity comes confidence, which reinforces action, suggesting that the next two to three years may see a resurgence of long term investors in equity markets.

Where Greece was a shot across the bow of the European Union, we must make sure that it was not a ‘canary in the coal mine’ singing to the rest of us. Companies and countries which can continue to fund their finances should see their shares and currencies perform well over the near term. Those that cannot, may well be devalued or neglected by investors. Inevitably, strong players can take advantage of opportunities better than those with financial constraints. This suggests that merger and acquisition (M&A) activity, which has already resurfaced, may continue to grow in both volume and size over the next few years. The stock pickers at Alpine are looking forward to continued innovation and transformations which respond to the needs of today. . .and tomorrow!

In closing, we expect that the balance of 2010 could continue to be somewhat volatile; however, we would expect to see some measure of improvement by the time we next report to you after the end of the October fiscal year.

Thank you for your interest and support,

Samuel A. Lieber

_____________
Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

VIX Index – Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

St. Louis Fed’s Financial Stress Index (STLFSI) is constructed using principal components analysis is a statistical method of extracting factors responsible for the comovement of a group of variables.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the sensitivity of rates of return on a fund to general market movements.)

The TED spread is the difference between the interest rates on interbank loans and short-term U.S. government debt. The TED spread is an indicator of perceived credit risk in the general economy.

Yield Curve – is the relation between the interest rate (or cost of borrowing) and the time to maturity of the debt for a given borrower in a given currency.

EQUITY MANAGER REPORTS

                   Alpine Dynamic Dividend Fund

                   Alpine Accelerating Dividend Fund

                   Alpine Dynamic Financial Services Fund

                   Alpine Dynamic Innovators Fund

                   Alpine Dynamic Transformations Fund

                   Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 4/30/10 (Unaudited)
					Since Inception
	6 Months (1)	1 Year	3 Years	5 Years	(9/22/2003)

Alpine Dynamic Dividend Fund	12.39%	32.66%	-14.06%	-1.33%	4.25%

S&P 500 Index	15.66%	38.84%	-5.05%	2.63%	4.35%

Lipper Equity Income Funds Average(2)	13.89%	36.54%	-5.14%	2.83%	5.42%

Lipper Equity Income Funds Ranking(2)	N/A(3)	228/298	246/247	185/197	117/158

Alpine Dynamic Dividend Fund 30 Day SEC Yield (as of 4/30/10): 0.56%

Gross Expense Ratio: 1.21%(4)

Net Expense Ratio: 1.21%(4)

 (1) Not annualized.
 (2) The since inception return represents the annualized return for the period beginning 9/25/2003.
 (3) FINRA does not recognize rankings for less than one year.
 (4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Dividend Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Dividend Fund (ADVDX) completed its first half fiscal 2010 ended April 30, 2010 by distributing a high level of dividend income while also focusing on total return for long-term growth of capital.

For the six month period ending April 30, 2010, the Fund produced a total return of 12.39% including dividend reinvestment. This compares to a 15.66% increase in the S&P 500 Index and a 13.89% increase for the Lipper Equity Income Fund Average in the US. For the twelve months ended 4/30/10, the Fund provided a 32.66% total return including dividend reinvestment. This compares to a 38.84% increase in the S&P 500 Index and a 36.54% increase for the Lipper Equity Income Fund Average in the U.S.

ADVDX provided a high dividend yield in a very challenging dividend income environment

We have continued to provide our investors with a high level of equity income despite many companies cutting or eliminating dividends during the global recession of 2008 and 2009. The Fund paid a regular monthly minimum dividend of $0.07 per share. In addition, in the third month of each quarter the Fund distributed additional dividend income that had been earned or expected to be earned during the year. During fiscal first half 2010, the quarter-end dividend payments were $0.15 per share in December 2009 and $0.12 per share in March 2010. The Fund paid out total dividends of $0.55 per share in first half fiscal 2010 and $1.07 per share for the trailing twelve months ended April 30, 2010. Based on a closing price of ADVDX of $4.81 on 4/30/10, the $1.07 dividend payout represents a trailing twelve-month dividend yield of 22.3%. While the Fund’s distributions exceeded its net investment income on 4/30/10, our annual peak dividend capture period occured from early April through early June. At the end of June 2010, the Fund estimates that it will have generated net investment income in excess of its year-to date-distributions. Since inception, ADVDX paid a total of $9.16 per share in earned dividend income.

Alpine Dynamic Dividend Fund

Following the global economic downturn and a threatened collapse of the world financial systems in 2008 and 2009, it is not surprising that a large number of dividends were cut as companies looked to conserve cash amidst declining earnings and tight capital markets. Internationally, there were even more severe dividend cuts than in the U.S. This has been particularly tough for us since Europe has become one of our primary dividend markets. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.8% current dividend yield versus for example 3.7% for Australia, 3.2% in Britain, and 3.2% in Italy for the 12 month period ending 4/30/10.

A major headwind for our dividend capture program has been the decline in dividends paid globally as well as the decline in liquidity available for our dividend trades. One of our risk management disciplines we use for dividend capture is that we generally will not enter a position unless there is sufficient liquidity to allow the fund to exit the holding relatively quickly in the event of company specific or market specific news flow during our targeted holding period. According to a study done by Goldman Sachs, total dividends paid by companies in the European Stoxx 600 Index have declined by 39% since their peak in early 2008 through June 2010 while liquidity in the European Index has declined by 63% from the peak in mid-2007 through June 2010. In the U.S., dividends paid by companies in the S&P 500 Index have declined 20% and liquidity decreased 42% from the peak in early 2008 through June 2010 according to Goldman Sachs. These two factors have combined to produce a meaningful decline in the amount of dividend dollars available for our dividend capture universe.

Due to these challenging market conditions, the Board of Directors of ADVDX decided on June 24, 2010 to reduce the regular monthly dividend distributions paid to shareholders. The Fund will distribute a monthly payment of $0.07 per share for June 2010 and $0.042 per share per month in July, August, and September 2010. Annualized, this new dividend rate of $0.504 per share represents a current dividend yield of 12.23% on ADVDX’s closing NAV of $4.12 per share on June 24, 2010. With a goal of sustainability the Board will continue to reevaluate dividend payments on a quarterly basis. The Fund intends to continue generating dividend payouts consisting of net investment income. The Fund’s management considered a number of factors before recommending to the Board that the Fund’s current distribution be decreased, including current market outlook, equity liquidity, volatility, level of assets in the Fund, and the dividend yield of the Fund.

The reduced dividend payment reflects in large measure the adverse impact on the portfolio’s net asset value and dividend earning power from the recent decline in the currency and asset values of our major international holdings. In 2010 to date, a decline in the Euro currency of 13.92% as of June 24, and weak equity markets impacted the portfolio’s net asset value. The combination of uncertain European equity prospects and reduced asset values with lower dividend income in U.S. dollars was a principal factor leading to this decision to change the dividend amount and reduce the dividend.

The Fund remains committed to providing a high level of dividend income and there is some encouraging news in that we have started to see companies raise their dividends in 2010 in the U.S. as the economic recovery has progressed. According to data from Standard and Poor’s, the number of companies in the S&P 500 Index that raised their dividends in 2010 is 128 with only 2 companies cutting their dividend. This is in comparison to 2009 when a total of 157 companies raised dividends and 78 cut. The challenge for our Fund is that the dollar amount of dividend payments is still well below previous levels.

Historically, a significant portion of the Fund’s dividends have been comprised of income benefiting from lower federal tax rates (called Qualified Dividend Income or QDI). ADVDX seeks to maintain its current high dividend level during these difficult market conditions, by utilizing a more rapid rotation of holdings in its dividend capture program. This is reflected in the substantial increase in our portfolio turnover for the Fund from over 300% in fiscal 2008 to over 600% in fiscal 2009. The result of our reduced holding period in our dividend capture portfolio has been a decline in the percentage of QDI distributable by the Fund.

Another affect from the escalation of our portfolio turnover is an increase in our transaction expenses, but due to a substantial amount of tax loss carry-forwards, we do not expect any material capital gains tax implications from our increased turnover. In addition, to gain efficiencies and reduce friction costs associated with the increased rotation in its international holdings, the Fund has utilized swap transactions. While the income from these swaps does not qualify for QDI, their use is limited to those transactions that are short term in nature and would not otherwise be eligible for QDI. We will not have an estimate of our QDI for fiscal 2010 until the end of the tax year. However at this time we would expect it to be less than the amount of ADVDX’s fiscal 2009 dividend that was classified as qualified dividend income at approximately 77%. The QDI tax benefits are set to expire on December 31, 2010 unless Congress changes its position.

Alpine Dynamic Dividend Fund

ADVDX produced a positive total return in first half 2010 despite declines in key international markets

While we were encouraged by our total return performance in first half fiscal 2010, the Fund’s results lagged the broader U.S. indices, primarily due to its international exposure and specifically in our European equities. We have continued to find attractive growth opportunities and significantly larger dividend payouts overseas than we see in the U.S and therefore we have a larger exposure to overseas markets in comparison to the S&P 500 Index and many of our equity income peers. As of April 30, 2010, the Fund had invested 52.1% of net assets in international companies and 43.5% of its value in domestic U.S. based companies, with the 4.48% remaining 4.4% in cash and equivalents. ADVDX is currently invested in equities based in 25 different countries. On April 30, 2010 we had 17.2% of the portfolio invested in emerging market countries including Brazil, China, South Korea, Taiwan, and South Africa. Following the United States, our current top five countries are Brazil, Germany, France, Norway, Bermuda and Canada. The average dividend yield for the major indices in these five countries, for the 12 month period ending 4/30/10, is currently 3.46% versus the yield on the S&P 500 Index of 1.8%.

Unfortunately, the timing of the escalation of sovereign solvency concerns in Europe in April and May have occurred when we have our highest dividend capture opportunities in the region. We ended April 30 with approximately 23% of net assets invested in Europe so the Fund had been particularly hard hit at the end of fiscal first half 2010 and into May 2010. The STOXX Europe 600 Index has declined by 20.24% from April 1, 2010 through May 25, 2010 in US dollar terms. This is also reflected in the dramatic 21.4 percentage point difference in performance of the Dow Jones Industrial Average in the U.S. which increased 14.9% in first half fiscal 2010 and the 6.5% decline in the STOXX Euro 50 Index in US dollar terms.

In other international markets, the Brazil stock market as represented by the Brazil IBRX Index also lagged the S&P 500 Index, increasing 9.83% for six months ended 4/30/10 however global growth concerns and the unwinding of risk assets resulted in a decline in the Index of 15.5% in April and May in US dollar terms. The Chinese stock market as represented by the Shanghai Index declined 4.1% in fiscal first half 2010 and 16.3% in April and May in U.S. dollar terms versus a 7.2% decline for the S&P 500 Index in April and May on these same concerns of a global slowdown. The U.S. markets outperformed as investors looked for relative safety in the U.S. dollar and the U.S. economy.

Also impacting our performance has been the continuation of outperformance of lower yielding stocks since the March 2009 market lows. Three of the four industries that outperformed the S&P 500 Index in first half fiscal 2010 were the lowest yielding industries (Consumer Discretionary, Materials, Financials) while the top four yielding industries were the worst performing sectors (Telecom, Energy, Consumer Staples and Health Care).

Throughout first half fiscal 2010, it remained challenging to balance our portfolio to continue to provide a high level of current income while also investing our assets for capital appreciation. We will continue to work hard to find attractive dividend opportunities within these challenging markets. The Fund combines three research-driven investment strategies Dividend Capture, Growth and Income, and Value / Restructuring, in an effort to maximize the amount of our earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” enhances the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We then look to enhance our dividend return by rotating a portion of our high yielding holdings after receiving the dividend. Our increased rotation strategy has, while increasing the available yield, also reduced the amount of dividend income to be eligible for the reduced 15% Federal dividend tax rate.

This qualified dividend income (QDI) tax benefit is set to expire on December 31, 2010, and there is uncertainty on what the tax level will be for dividends in 2011 and beyond. At this time, we do not believe that a change in the tax code will hinder our dividend capture efforts or materially change our strategy. If the QDI benefit is eliminated, we will not have the constraint of the 61 day holding period required to be eligible for the tax benefit. In addition, we could look to expand our dividend capture opportunities to different non-tax qualified equity markets (i.e. Hong Kong, Taiwan) and certain non-tax qualified equities like real estate investment trusts (REITs) or master limited partnerships (MLPs). There is a risk that U.S. companies may be marginally less inclined to return cash to shareholders as dividends if tax requirements are increased, but we feel this risk is mitigated since we currently receive the majority of our dividends from foreign companies.

Alpine Dynamic Dividend Fund

One of our largest holdings at the end of first half 2010 was Millicom International Cellular (MICC) which announced an attractive special dividend payment associated with a return of excess cash on its balance sheet. Based in Luxembourg, MICC is an operator of wireless telephone systems in 13 emerging market countries in Latin America and Africa. MICC is experiencing strong growth by providing affordable prepaid cellular telephone services to more than 30 million current subscribers with a combined population under license of approximately 260 million people. In April 2010, MICC announced a special dividend payment of $4.60 per share in addition to its $1.40 annual dividend per share, representing a total dividend payment of 7.1% of its market value. However, Millicom provided a negative total return of 5.87% in fiscal first half 2010 which ended prior to receiving the special dividend in May although modest capital gains have since been achieved.

Our “Growth and Income Strategy” Targets Capital Appreciation in Addition to Yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. Several of our top ten holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include ITC Holdings, Hypermarcas SA, Abbott Laboratories, Teva Pharmaceuticals, and Microsoft.

The largest holding on 4/30/10 in the Fund was ITC Holdings (ITC), based in Michigan. It is the largest U.S. independent electric transmission company with 15,000 miles of transmission lines that span 5 Midwestern states. It is also developing new transmission opportunities in Kansas and Oklahoma and has recently proposed the 3,000 mile Green Power Express project to bring wind resources from the Dakotas, Minnesota, and Iowa to the Midwest. As the only pure-play transmission company in the U.S., we believe that ITC is very well positioned to participate in the upgrade and build-out of the nation’s electric transmission grid, a key priority for the Obama administration. ITC generates a 2.4% dividend yield and is forecasted to possibly deliver 20% compound annual earnings per share growth in the next several years thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plan. ITC provided a 26.15% total return for ADVDX in fiscal first half 2010.

Another top ten holding and top performer in the Fund was Hypermarcas SA (HYPE3 BZ), which as the largest independent consumer products company in Latin America offers an excellent way for investors to participate in the secular growth story of the emerging market consumer. Hypermarcas sells more than 200 brands of personal care and cosmetics, pharmaceutical, home care, and food products to wholesalers and retailers throughout Brazil. HYPE3 is estimated to produce a 25% compound annual growth in its earnings per share from 2010 through 2012. It is forecasted to initiate a 1% dividend yield this year which may grow strongly with the growth in earning and should supplement our expectations of capital appreciation potential. Hypermarcas was a top performer in the Fund with a 37.70% total return for the six months ended 4/30/10.

Two of our top growth and income holdings are considered more defensive stocks in the healthcare sector. These companies have attractive earnings outlooks that are less tied to economic growth and now have the benefit of the uncertainty of healthcare reform behind them. Abbott Laboratories (ABT), based in Illinios, is a diversified healthcare company with principal business lines in global pharmaceuticals, nutritional, and medical products. We believe that ABT’s five year growth outlook is attractive based on the strength of its new cholesterol products as well as its Humira arthritis and Xience drug stent franchises. We anticipate 10 – 12% sustainable EPS growth over the next several years supported by limited generic risk relative to its peer group, smart acquisitions including recently the largest pharmaceutical company in India, and solid earnings visibility. In addition, ABT raised its dividend by 10% in 2010 and now offers a 3.8% current dividend yield, after having raised its dividend every year including during the downturn in 2008 and 2009.

Teva Pharmaceuticals (TEVA) based in Israel is the largest generic drug manufacturer in the world in addition to its strong branded product portfolio. The generics business should benefit from the significant patent expirations in the pharmaceutical industry in 2011 and 2012 and their branded drugs for diseases like MS should continue to do well. Teva has one of the highest earnings growth rates in the pharmaceutical industry with a 14% long term growth and an estimated 30% growth in EPS in 2010. Teva has a current 1.4% dividend yield and has been growing its dividend by an annual rate of 25% over the past 5 years. ABT provided a 2.17% total return and TEVA provided a 16.21% total return for the Fund in fiscal first half of 2010.

Alpine Dynamic Dividend Fund

We have also found attractive total return opportunities for ADVDX in fiscal first half 2010 in the technology sector with bellwether Microsoft Corporation. Microsoft (MSFT), based in Washington, is the world’s largest software producer for a wide range of uses including operating systems, business applications, internet search, and entertainment. We see several positive drivers for MSFT in 2010 and 2011 including a strong desktop and server product upgrade cycle for its new Windows 7 operating system, a potentially significant corporate replacement cycle after several years of underinvestment, meaningful cost control efforts that should provide operating margin leverage, and accretion from its stock buyback program. Microsoft offers EPS growth estimates of 10-15% annually over the next several years plus a 2.2% current dividend yield. MSFT provided ADVDX with a 9.17% total return in first half 2010.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with, in our opinion, attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings, it is not surprising to find several of our top 10 holdings at the end of first half fiscal 2010 in this strategy including Deutsche Telekom, E.On, Hyundai Motor, and JPMorgan Chase.

Two of our top holdings on 4/30/10 were German companies with large dividend payouts in early May in defensive industries that offered attractive valuations, however they unfortunately got hit with the recent European debt crisis. Deutsche Telekom (DTE GR) has a current 8.0% dividend yield and is the largest provider of telecommunications in Germany with leading market positions in both fixed-line and mobile services. It also has a broad international exposure with operations in the US, UK, Austria, Netherlands and the Czech Republic. E.On Ag (EOAN GR) is one of the largest electric utilities in Europe with a 6.7% current dividend yield. E.On has transformed itself from a domestic German conglomerate to one of Europe’s biggest energy utilities, with a portfolio of power and gas assets in the UK, US, Western and Central Europe, the Nordic Region, and Russia. With a solid Pan-European platform already in place, its strategic focus has shifted from mergers and acquisitions to cost controls and margin increases through integration and improving operational performance as well from its growth investments. DTE GR provided a 0.43% total return for the six month period ending 4/30/10 while E.On had a 4.89% loss for the same period before receiving the annual dividends in early May.

A major value holding in our portfolio and an outstanding performer in first half 2010, with a 29.76% total return, was Hyundai Motor Company. Based in Seoul, Hyundai is the largest auto maker in Korea. It also owns 38% of KIA Motors, the second-largest auto maker in Korea, which combined have over 80% of the domestic Korean market and are the world’s fifth-largest auto manufacturer. Hyundai has begun to reap the benefits of its global expansion strategy started in 2002, such as its movement toward greater penetration of its dealers into smaller China cities. Marketing efforts and quality improvements have helped Hyundai gain overall share, particularly from Toyota, in its key China, India and U.S. markets. Its new Genesis sedan received the 2009 North America Car of the Year award in the mid-luxury segment. Although auto subsidies from most countries have expired, demand is rebounding from the depressed levels of 2008/9 and secular growth is occurring in Asia and other emerging markets. Hyundai currently trades at less than 10 times forward earnings which is a deep discount to its Japanese and European peers and its historical peak multiple of 17x in 2009, yet analysts forecast pre-tax profits to more than double from 2008 to 2012.

We project that New York based JPMorgan Chase (JPM) has emerged from the recent financial crisis as one of the premier global financial services companies. We saw an extreme value opportunity in February 2009 when we began accumulating additional shares at less than $20. Although JPMorgan did reduce its dividend by 87% in February 2009 to $0.05 per share, we wanted to take advantage of what we saw as a mis-priced equity valuation and we were able to achieve an attractive capital appreciation, with the stock closing at $42.58 on 4/30/10. With JPMorgan succeeding in repaying its TARP (Troubled Asset Relief Program) loan from the government and writing down impaired assets, it is now forecasted to offer substantial earnings growth through 2011 with solid double digit growth in 2012-2013. In response to its improved earnings outlook, the bank is expected to raise its dividend, possibly in late 2010 or early 2011. JPMorgan provided a 3.77% negative return during the first half fiscal 2010 as the European debt concerns negatively impacted the stock.

Alpine Dynamic Dividend Fund

Outlook for Second Half 2010: Uncertainty and Volatility Likely to Remain. Soft Patch Watch

We do believe that a global economic recovery is still solidly in place following the great recession of 2008 and first half 2009, but we may be starting to see some signs of hitting a soft patch or slowdown of growth in the U.S. and globally. This has contributed to the volatility and uncertainty in equity markets and resulted in one of the worst May’s on record with an 8% decline in the S&P 500 Index. Decreases in unemployment claims in the U.S. have stalled, many leading economic indictors in the U.S., China and Europe have declined in April, credit spreads are widening, and several commodity prices have collapsed. We are also watching retail sales in the U.S. which have started to soften and monitoring how the end of housing tax credits in the U.S. in April will affect residential sales in the coming months. We have additional lack of clarity in the U.S. with financial reform regulation, mid-term elections in November, and the potential expiration of the Bush tax cuts in December.

One of the key data points to watch in the U.S. is employment. Weekly jobless claims have stopped declining in recent weeks as companies appear reluctant to hire in these uncertain economic times. In addition, structural unemployment, as measured by the 46% of unemployed that are out of work for more than six months, is at the highest point in postwar history. On the plus side, the monthly household survey which captures more small business hiring appears to be improving more strongly than the payroll survey which captures big business, so underlying employment may be a bit stronger than reported. However, we are also looking for negative headwinds in employment in the second half of 2010 from state and local governments that are facing severe budget deficits. These budget holes will likely get balanced through large cuts in employment as we recently saw announced by the governor of NY State. There are 20 million people in the U.S. employed by state and local governments.

Dual Fronts of Global Growth Concerns: Europe and China

The two largest negatives for the global equity markets in recent weeks have been the sovereign debt crisis in Europe and the slowing of the global growth engine of the Chinese economy. The Euro has fallen from $1.51 per U.S. dollar on 11/25/09 to $1.20 on 6/4/10, a decline of 21%. This is a reflection of the tempered outlook for growth in the region as fiscal budgets throughout Europe are being reduced and austerity measures implemented in order to pay down bloated debt loads. Governments in Europe are reacting to the Greek crisis as a window of opportunity to pursue reforms, like raising retirement ages, that would be more politically difficult in the absence of a euro area crisis. This has led to a broad European effort to impose tighter fiscal restraints which JPMorgan estimates could take away about 1.2% of euro area economic growth in 2011 and 2012 and could push the region into recession.

In addition to Europe, fears about the outlook for Chinese growth have also impacted equity markets. We believe China is even more important than Europe for the equity markets in second half fiscal 2010 and 2011. It accounts for about a third of global economic growth. China has been orchestrating a slowdown in their economy in 2010 following the acute stimulus measures that were enacted in 2008 and 2009 to offset the great global recession but which resulted in a surge in housing prices and commodity inflation concerns. In particular, China has been tightening its bank lending in order to bring down its overheating property market. Sales of residential property in Beijing were down 80% from the Dec. 2009 high through the end of May 2010 and down over 50% from just April. This has contributed to a 28.6% fall in the Shangai stock market from its high on 8/4/09 through its low on 5/21/10.

We believe that the Chinese cooling process is healthy for both China and the developed world as unsustainable credit- and infrastructure-driven spending is curtained to reduce the risk of inflation. Longer term, the IMF continues to forecast China will grow far faster than the rest of the world for the next five years, with approximately 10% compound annual GDP growth on average through 2014 compared to 6% for all emerging nations and 2.5% for the developed markets.

Positives for the equities include valuations, still solid GDP growth and capital spending outlooks

On the positive side, currently equity valuations appear attractive on still solid economic growth outlooks and particularly on strong margin and productivity results in the U.S and emerging market. U.S. corporate profits were up over 30% year over year in first quarter 2010 and S&P 500 earnings are forecasted to grow 22% in 2010 and 15% in 2011. GDP growth in the U.S. is example, the U.S. in the 1930’s and Japan in the past 20 estimated to be a solid 3.5% increase in 2010 and 3.1% years have shown that when interest rates go close to in 2011 and emerging markets at 6.9% GDP growth in zero they can stay there for extended periods of time 2010 and 5.8% in 2011.

Alpine Dynamic Dividend Fund

In addition, while the recent volatility in weekly jobless claims has caused some concern, leading employment indicators such as the average work week and temporary employment levels have been consistently improving and personal income growth exhibited its largest monthly increase in April since late 2008. This should provide some support for consumer spending as the flow of fiscal stimulus fades later in 2010. Lastly, a recent survey complete by ISI research shows a 30% increase in the amount of capital spending that CFOs anticipate spending in 2010 which should also support jobs and economic expansion.

Looking ahead, we see both catalysts and risks in second half 2010. We do remain optimistic that dividend stocks will continue to attract capital as investors around the world search for income. As global demographics point to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees and we expect capital to flow to high dividend paying stocks over the long term.

Within the dividend-paying universe we are actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are hopeful that we should be able to continue to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of the Alpine Dynamic Dividend Fund and we look forward to more prosperous years in 2010 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

__________
Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Diversification does not assure a profit or protect against loss in a declining market. Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Alpine Dynamic Dividend Fund

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Lipper Averages are compiled by Lipper, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives.

Lipper rankings are based on total return and do not include the effect of a sales charge. Rankings are only for the classes listed. Rankings of other classes will vary.

The S&P 500 Financial Select Sector Index (IXM) is a modified cap-weighted index that is intended to track the movements of companies that are components of the S&P 500 and are involved in the development or production of financial products. This index serves as the benchmark for the Financial Select Sector SPDR Fund XLF.

Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Dow Jones Industrial Average – is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalisation companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Brazil Index – IBrX is an index which measures the return on a theoretical portfolio composed by 100 stocks selected among BOVESPA’s most actively traded securities, in terms of number of trades and financial value. The component stocks are weighted according to the outstanding shares’ market value.

Euro Stoxx 50: – The Dow Jones EURO STOXX 50 Index, Europe’s leading Blue-chip index for the Eurozone, provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The Dow Jones EURO STOXX 50 Index is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange Traded Funds (ETF), Futures and Options, and structured products worldwide.

(1) Not annualized.
(2) The since inception return represents the annualized return for the period beginning 11/6/2008.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of large cap U.S. industrial corporations. The Lipper Equity Income Funds Average is an average of Funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The S&P 500 Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Accelerating Dividend Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

This is the second year of operation for the Alpine Accelerating Dividend Fund, initially launched on November 5, 2008. In the first half of fiscal 2010, ending on April 30, 2010, the Fund provided a total return of 12.50%. This compares with a total return of 15.66% for the Standard & Poor’s 500 Average and 14.87% for the Dow Jones Industrial Average for the same period. Since inception, the Accelerating Dividend Fund has generated an annualized total return of 18.84%. This compares with an annualized return of 18.78% for the Standard & Poor’s 500 Average and 16.96% for the Dow Jones Industrial Average.

The objective of the Accelerating Dividend Fund is to invest in dividend-paying companies which have the potential to accelerate their dividends in the future, based on our analysis of their growth prospects and cash flow generating capabilities. The Fund aims to achieve a sustainable and rising stream of dividend income as well as long-term capital appreciation. We believe that companies with strong franchises characterized by defensible margins and a solid balance sheet and liquidity profile are best positioned to increase, and even accelerate, their dividends over time. Illustrative of companies we deem capable of meeting these standards are the top performing holdings for the previous 6 months, ending April 30, 2010: Cliffs Natural Resources +65.81%, Banco Panamericano +62.07%, Comcast Corp +37.79%, Snap-On Inc. +33.88% and Burlington Northern +33.59% (acquired by Warren Buffett’s Berkshire Hathaway). These companies represent a broad cross-section of numerous industries including materials, financials, media and industrials. Furthermore, while four of these companies are domiciled in the US, Banco Panamericano is a mid-cap Brazilian bank. Given the current fiscal and monetary situation within the European Union, we have a clear preference for investments within the US and Brazil.

In contrast, some companies in our portfolio posted disappointing total returns. Among these companies are well-know corporations, including Monsanto, GDF Suez and CF Industries, as well as smaller companies including Protective Life, and Ocwen Financial. Monsanto (-20.61%) is the leading global seeds and agricultural protection products company with a strong record of dividend increases. The Company has consistently possessed the leading technology pipeline in this field and was first to develop many of the key products in use today. Monsanto has always used a value added pricing mechanism which enabled it to charge premium prices for its higher quality products. Recently, as farmers have become more price sensitive, they have been less willing to pay for Monsanto’s premium products and have shifted more of their business to cheaper alternatives from the competition. Monsanto was very late in recognizing this shift in customer demand and, as a result, forfeited market share to the competition. While we continue to favor the secular trends in the industry, we feel that management continues to struggle with its strategy and has not developed a clear path to recapture lost market share and defend its position. Thus, after April, we sold the Fund’s position.

Alpine Accelerating Dividend Fund

GDF Suez (-18.15%) is a ~$70 billion market cap energy provider with global operations focused on electricity and natural gas with operations globally. The company is the top power producer in the world and is represented in the main international indices (e.g., DJ Euro Stoxx 50, CAC 40, etc.) Furthermore, GDF, as of 04/30/2010, yielded a very attractive dividend of over 5.5%. As a result of the European sovereign debt crisis, European equities have recently underperformed US equities significantly, especially when currency movement is taken into account. While our European exposure was never significant, we have further minimized our allocation to the Euro zone until we see signs of progress in the resolution of this fiscal and credit challenge.

CF Industries (-17.98%) is a leading fertilizer company which recently completed a large acquisition of Terra Industries. Three forces contributed to the recent declines in the stock: 1) concern that CF overpaid for Terra in a highly competitive bidding war, 2) weakness in nitrogen-based fertilizer pricing, and 3) weakness in corn prices contributing to lower margins for farmers. CF stock is partially correlated with spot prices for agricultural products such as corn and has exhibited a degree of volatility. However, we continue to like the growth potential in the industry as well as CF’s competitive position, and feel that the stock should recover from current levels. Although Protective Life (-17.92%) and Ocwen Financial (-15.46%) posted disappointing returns during this period, we had positive total returns for both investments over our holding period. Protective Life, a life insurance company headquartered in Birmingham, Alabama, generated a total return of 7.5% for our fund. Ocwen Financial, a company focused on servicing residential and commercial mortgage loans, generated a total return of 5.4% for our fund.

After the recent debt crisis, a number of companies have sought to recapitalize their balance sheets. As a result, during the Fund’s semi-annual reporting period, there have been a large number of what we consider to be attractively priced secondary offerings in which the Fund has participated. The Fund has realized substantial short term capital gains in these secondary offerings, which provided a meaningful contribution to the Fund’s total return during the Fund’s semi-annual reporting period. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent that we consider secondary offerings to be attractively priced and available the Fund may continue to participate in them.

Our 3 largest industry groups and corresponding percent of portfolio are Diversified Financial Services – 9.33%, Chemicals – 6.69% and Semiconductor and Semiconductor Equipment – 5.84%. Our holdings in financial services are balanced between exchanges and banks. We feel that given the uncertainty of the likely regulatory changes, the exchanges may provide a partial hedge of our bank investments if more revenues potentially move from the banks to exchanges. Despite the volatility in the sector, we believe that well-capitalized financial institutions that are unlikely to have an additional need for a capital raise should present attractive investment opportunities if credit costs decrease and profitability accelerates. As is evident from the percentage concentrations in our largest industry groups, shown above, we aim not to overly-concentrate our portfolio in any one particular industry group. It is our intention to continue to look for investments that meet our criteria without assuming excessive risk by maintaining a balanced and diversified portfolio.

While a limited universe of companies have provided increasing dividends for a sustained period of time, even fewer have demonstrated sustained dividend acceleration. We use a selective screening process to identify companies with the potential for future acceleration. We feel that in the long-run, these companies provide better risk-adjusted returns for investors while simultaneously providing a buffer against dramatic declines in the stock market and excessive volatility. It is important to recognize that these companies may not outperform the broader market in all environments. For example, when markets rebound off their troughs, more speculative, higher-beta stocks tend to outperform as companies with riskier financial profiles that possessed a higher probability of financial distress recover sizably off their dramatically low valuations. However, when viewed over a longer investment horizon and through a full economic cycle, we find that historically companies with more conservative balance sheets and credit profiles have ultimately outperformed, especially on a risk-adjusted basis. We believe that companies with more unencumbered balance sheets should retain flexibility in recessions which should enable them to avoid franchise-destroying actions, such as forced divestitures of strategic assets, that other companies need to pursue to reduce leverage and boost capital. In fact, companies with fortress balance sheets should be better positioned to take advantage of market opportunities and enhance their franchise at the expense of competitors by acquiring assets at the bottom, rather than the top, of the cycle.

Alpine Accelerating Dividend Fund

Many companies with long histories of consistent dividend growth were forced to cut their dividends in the previous 2 years. Now, however, we are beginning to see signs of the re-emergence of dividend growth, and even dividend acceleration, as evidenced by portfolio holdings Guess Inc, Intel and Kimberly-Clark, which have all accelerated their dividends in 2010. Many US companies are currently holding record levels of cash and liquidity, and as a result we expect the pace of dividend increases to accelerate. However, tremendous uncertainty regarding the pace of the economic recovery, the sovereign debt situation globally and significant regulatory changes that continue to evolve may lead companies to maintain a conservative profile and delay dividend increases.

As we stated in our previous letter, despite the robust rebound in equity markets in 2009 we expected a tepid economic recovery with speed bumps along the way. This theme has so far played out in 2010. The sovereign debt crisis in Europe, massive regulatory changes in banking and financial services globally, and a stubbornly high unemployment rate in the US and Europe are all dampening economic recovery. The European crisis is unequivocally the biggest economic challenge the European Union (EU) has had to deal with in its decade long history, and the first real test for the resiliency of the Euro. European officials clearly recognized the potential risks of contagion from the fiscal situation in Greece and swiftly enacted a historical expansion of monetary powers for the European Central Bank (ECB), as well as new facilities to backstop any member of the EU. Despite these powerful actions, the austerity measures put in place are expected to be very difficult to execute and will likely have adverse consequences on economic growth. Credit markets globally will continue to be volatile until significant progress in reducing fiscal deficits is achieved. Left unchecked without a coordinated Euro wide fiscal response, this situation could lead to significant credit market deterioration similar to 2008. While we don’t expect this scenario to unfold, it is important not to underestimate the significance of this challenge, not just for the Euro zone but also for other developed economies such as the UK, Japan and even the US.

In the US, we are in the midst of the biggest changes to financial regulation in over a decade, which could limit the profitability of our banking system and, more importantly, have a mixed impact on our economic recovery. As we are writing this letter, the US Senate is considering a number of amendments which may decrease credit availability and limit the global competitiveness of US broker dealers. While a US consumer protection agency can provide a valuable check on suitability of financial products to consumers, other amendments such as the forced separation of derivatives trading and state or national caps on interest rates may have unintended negative consequences on the availability of credit and the competitiveness of US businesses. Furthermore, while the labor market has shown signs of improvement, initial unemployment claims have stubbornly held in the mid 400,000 level, which is ~20% higher than what is needed for a robust recovery in the labor market. Given our cautious macroeconomic stance, we remain optimistic that companies which meet the high standards of dividend growth and strong liquidity, basic to this fund’s strategy, should better withstand a protracted and difficult recovery phase.

We firmly believe that, in the long run, our strategy should provide investors with attractive risk-adjusted returns over the cycle, and thank our shareholders for their confidence in our management during these unprecedented and highly volatile market conditions.

Sincerely,

Stephen A. Lieber
David Burg
Co-Portfolio Managers

_________
Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods. Diversification does not assure a profit or protect against loss in a declining market.

Alpine Accelerating Dividend Fund

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

The Euro Stoxx 50 Index is Europe’s leading Blue-chip index for the Eurozone and provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries. The CAC 40 is a benchmark French stock market index. The index represents a capitalization-weighted measure of the 40 most significant values amoung the 100 highest market caps on the Paris Bourse (now Euronext Paris).

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

 (1) Not annualized.
 (2) The since inception return represents the annualized return for the period beginning 11/3/2005.
 (3) FINRA does not recognize rankings for less than one year.
 (4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment returnand principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less thantheir original cost. Performance current to the most recent month end may be lower or higher than performancequoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00%redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Financial Services Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Alpine Dynamic Financial Services Fund achieved a 33.14% total return for the first six months ending April 30, 2010. This compares favorably to the Fund’s benchmarks which had total returns of 21.92% for the NASDAQ 100 Financial Index and the PHLX/KBW Bank Index of 32.57% during the same period.

INDUSTRY TRENDS

Financial stocks have become a proxy for investor expectations of future economic conditions. This positive correlation to economic forecasts has benefited the sector during the first half of fiscal 2010. Better than expected corporate profits and retail sales along with stabilization of the housing and labor markets led to a rebound in financial stocks. The rally, however, has not been linear. During the first quarter the bank indexes remained in a narrow trading range as investor sentiment kept swinging between optimism and pessimism. Performance during the second quarter was much improved as economic data being released more consistently pointed to a strengthening domestic economy. This brought a change in leadership among financial stocks as the companies with weak balance sheets outperformed the better quality, more defensive companies. During the economic crisis, these stocks had declined the most as their survivability came into question. Now with the economy in an apparent turnaround investors have become more risk-tolerant and willing to invest in the lesser quality banks.

We have spent the last couple of months traveling around the country meeting with bank executives in order to assess current business conditions. We discovered that management sentiment is changing. As late as the fourth quarter of last year, there was uncertainty and apprehension of what 2010 will bring. Today, confidence is returning. Bankers admit that challenges remain. Finding quality loan growth is hard as qualified borrowers are not in need of additional credit. Also, problem assets and loan charge-offs are anticipated to remain at elevated levels as the credits work there way through the foreclosure process. But what has changed is that managements have a better grasp of the potential losses in their loan portfolios. The inflow of new delinquent loans is beginning to slowdown while buyer interest in the sale of their problem assets is growing. Every bank we spoke to also has an example or two of a local business that is reporting a pick-up in activity. We believe this could be an early indicator of a broader based economic rebound. Such a rebound may lead to lower loan losses and stronger loan demand.

Alpine Dynamic Financial Services Fund

Recapitalization of the bank industry is continuing this year. These capital raises are moving down the food chain to smaller and smaller institutions. We believe this recapitalization should complete the last phase of the banking industry’s downturn. All the pieces for a long term industry recovery are now falling into place. One of these pieces is for banks to realistically grade their loans, provide adequate reserves and to write-down problem assets to market prices. We believe this has been done by any bank that had a safety and soundness exam within the last twelve months, as we have heard this was the toughest exam any banker has experienced in their career. Another piece is market stability which should bring back liquidity. As stability is returning to the residential real estate market, banks are reporting an increase in inquiries about their foreclosed properties and nonperforming loans. Media reports of private equity partnerships raising money to invest in these distressed assets are becoming more prevalent. The improving economy is also important as this should lead to reduced loan delinquency and better asset growth. The increased pace of bank closings is a positive as the resolution of these problem banks should flush the industry of irrational competitors. Lastly, the recapitalization of the industry may create a stronger industry which can then grow organically or externally through acquisitions.

We believe there is potential for strong book value growth at the start of the cycle. If we use the early 1990’s as an example, when the economy improved, loan losses dropped significantly causing banks to be over-reserved. Depending on the severity of the over-reserved position banks either stopped reserving or reversed their loan loss provision. The rapid increase in earnings also allowed banks to realize their tax loss carry forward. This rapid growth in capital allowed banks to raise cash dividends, buyback stock, or make acquisitions. And with the number of bank closures declining dramatically in 1993, this left only healthy bank acquisitions to consider. We don’t know how quickly these conditions could happen this cycle but we did notice much improvement in just the last quarter.

INDUSTRY CONSOLIDATION

The level of merger activity was low in the first six months of fiscal 2010 as acquiring banks focused instead on the auction of failed FDIC insured institutions. During this period Alpine Dynamic Financial Services Fund had three holdings announcing plans to be acquired. These included the acquisition of First Keystone Financial of Media, Pennsylvania by in-state rival Bryn Mawr Bank Corporation. Investment banker Thomas Weisel Partners, a fund holding, announced a merger agreement with the rapidly expanding Stifel Financial Corporation. Lastly, the London based Climate Exchange PLC signed a merger agreement with IntercontinentalExchange, Inc.

While the pace of healthy acquisitions has declined, what is becoming more prevalent are private equity groups taking large ownership positions in banks through an infusion of new capital. This is intended to allow these banks to survive until a better environment to sell their institution materializes

Banks continue to raise capital for the purpose of bidding on failed banks. In the first four months of calendar 2010, there have been 61 bank failures. We believe there may be over 200 failures this year. What we are hearing from the bidding banks is that the winning bids are getting more expensive. This is what happened in the early 1990’s. As the prices became comparable with healthy bank acquisitions a wave of merger activity began. We believe this will happen again. While we target 2011 for the pace of healthy acquisitions to accelerate, some bankers we talked to believe it could happen as soon as the fourth quarter of this year.

PORTFOLIO ADJUSTMENTS

Some of the Fund’s best performing holdings last year were Brazilian financial companies. A healthy Brazilian economy contributed to appreciation in stock prices and the currency relative to the US dollar. We decided to take a profit in most of these holdings and redeploy the proceeds into small-cap US financials which we believe have better total return potential. We noticed that investor interest in US financials is focused on the liquid traded stocks. Buyers have primarily been broad focused value funds and hedge funds which need this liquidity. Although the bank index has performed well relative to the broad market, new money has not flowed into the financial sector funds in any meaningful way. As the upward trend in bank stocks continue, we expect the flow of funds to move into the sector. We believe this should benefit the small and micro-cap financials as the natural buyers of these stocks are the financial sector funds which perform their own in-house bank research and search for bargains. As mentioned above, we are witnessing in increasing amount of partnerships recapitalizing micro-cap banks. We are also seeing more small banks doing secondary equity offerings. We feel these trends may suggest that investor interest for small-cap financials is increasing. The Fund has been an active participant in these offerings and they have contributed to the Fund’s return during the period. We cannot predict how long these opportunities will continue to exist, but provided the market continues to offer what we believe to be attractively priced secondaries, the Fund will continue to participate in them. We have found the valuation of these offerings to be attractive relative to the large-cap financial companies. Among our top ten holdings, Bank of Commerce Holdings, Invesco mortgage Capital, Orrstown Financial Services, and Provident Financial Holdings were purchased through secondary offerings during the first half of fiscal 2010. CenterState Banks, 1st United Bancorp, and Southern National Bancorp of Virginia were purchased through secondary offering in fiscal 2009. Although the capital markets improved during 2010, the environment for Initial Public Offering (“IPO”s) is still soft. Most of the deals have been sponsored by private equity funds and the stock performance has been spotty. We have been very selective in investing in IPOs and as such they have not had a material affect on the return of the Fund during the past six months.

Alpine Dynamic Financial Services Fund

There was no significant change in the portfolio distribution among different subsectors during the first six months of fiscal 2010. We believe there was no common characteristic to the Fund’s best and worst performing holdings during the period. Small-cap banks and thrifts were among both the best and worst performing holdings. The total returns for Provident Financial Holdings, Community National Bank of the Lakeway Area, and First PacTrust Bancorp were 140.77%, 79.49%, and 74.74%, respectively. While the total losses for United Western Bancorp, Bank of Florida Corp., and Tidelands Bancshares were 50.14%, 38.92%, and 34.97%, respectively. There also was an investment bank on both the best and worst performing list. Thomas Weisel Partners, which announced a merger agreement, advanced 73% while Cowen Group declined 23%.

We continue to actively manage the portfolio by searching for investment opportunities among all financial subsectors and globally. As previously mentioned, we dramatically reduced our exposure in Brazil as we found more attractive opportunities in small-cap US financial companies. We are currently monitoring the sovereign debt crisis in Europe and its affect on global financial companies. We believe every crisis eventually provides investment opportunities for patient investors. We appreciate your continued support as we strive to provide you with consistent above average returns during this challenging period.

Sincerely,

Peter J. Kovalski
Portfolio Manager

_________
Past performance is not a guarantee of future results.

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Alpine Dynamic Financial Services Fund

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – Financial institutions are subject to extensive government regulation which may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

 (1) Not annualized.
 (2) The since inception return represents the annualized return for the period beginning 7/13/2006.
 (3) FINRA does not recognize rankings for less than one year.
 (4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The NASDAQ Composite Index is a stock market index of all of the common stocks and similar securities listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technololgy companies and growth companies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index, S&P 500 Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Innovators Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Innovators Fund provided a 25.22% return for the semi-annual period ended April 30, 2010. This compares with the 15.66% return for the Standard & Poor’s 500 Average and 20.95% return for the NASDAQ Average for the same period. For the twelve month period ended April 30th, the Fund provided 78.28% return, comparing with 38.84% for the Standard & Poor’s 500 Average and 44.68% for the NASDAQ Average.

Nine of the Fund’s top ten performing investments maybe characterized as having made gains because of their innovative products or strategies. The exception was a bank holding company, Sun Trust Banks, Inc. whose 55.03% gain during this period reflected prospects for business recovery. The following are the top ten whose six months return ranged from 35.63% to 92.83%:

Westport Innovations, Inc.	+92.83%
A leading innovator in gaseous power systems for automotive engines.

Priceline.com, Inc.	+66.08%
Innovator in internet based hotel reservation systems and travel packages allowing interactive reservation bidding by customers.

Sun Trust Banks, Inc.	+55.03%
Supported by recovery prospects for this prominent Southeastern bank holding company.

Ion Geophysical	+54.57%
Innovative seismic data processing programs and systems for oil and natural gas exploration.

Stratasys, Inc.	+51.08%
Innovative developer of 3-D modeling systems for design engineering and development.

Hexcel Corp.	+47.27%
Specialist in composite materials for air frame and other high stress, light weight purposes.

Intuitive Surgical, Inc.	+46.36%
The world leader in robotic surgical systems.

Alpine Dynamic Innovators Fund

Mocon, Inc.	+44.62%
Innovator in testing instruments for permeation and packaging.

Portfolio Recovery Associates, Inc.	+43.87%
Specialists in defaulted and bankrupt consumer debt recovery strategies and operations.

InVentiv Health, Inc.	+35.63%
Innovator in sales and marketing solutions for healthcare brands.

The bottom ten performers in this portfolio have a record of innovative growth, but were viewed by investors during this period as unattractive over the near term. We obviously differ with this consensus, in holding these issues in anticipation of favorable future developments. The bottom ten were as follows:

Aerovironment, Inc.	-1.80%
Developer and manufacturer of small scale drone
aircraft for military and intelligence use.

Google, Inc.	-1.94%
Acknowledged leader of internet based information resources.

ISE Limited	-2.13%
Producer of hybrid electric drive systems for heavy-duty vehicles

Alvarion	-2.80%
Limited Principal developer and producer of wireless local area cellular network.

Redecard S.A.	-4.48%
Leading Brazilian credit and debit card processor.

Telvent GIT S.A.	-4.94%
Spanish based global IT solutions and information services provider.

Imdex Limited	-5.92%
Leading Australian oil and gas drilling system developer and manufacturer of energy reduction equipment.

Charles River Laboratories	-8.32%
The leader in developing and breeding specialized laboratory animals for medical research.

AboveNet, Inc.	-16.39%
Provider of optical network services and data center connectivity.

While pleased with the operating results of the top performers in the portfolio, we are also optimistic about the potential of those which have underperformed. For example, we believe that Google, Inc. remains a growth leader with a large portfolio of innovative new products and services. In our studies of companies with innovative capabilities, we find a remarkable range of products and services and an impressive management dedication. For example, Life Technologies, Inc., a company dedicated to molecular medicine, stated in their annual report “We are a company founded on innovation, and we focused on that core capability by launching over 1,000 new products throughout the year.” The Fund’s original position in Life Technologies shows a 12.68% gain from the peak period of the market in 2007, and a 37.55% gain for further purchases made during the decline in June 2008. The single largest unrealized gain in the portfolio is 183.66% in the block of Intuitive Surgical stock purchased at the end of 2008.

In appraising the outlook for the balance of fiscal 2010, we are encouraged by what we feel is an increasingly supportive environment for innovative businesses. Emergence from recession is quite gradual for most businesses, and exports may be inhibited by the fall of the Euro. But companies with unique offerings should outperform. Stock values have generally been lifted with projections of normalizing earning power. We expect outstanding results from those not merely returning to normal, but generating new potential from their innovative activities.

In this world economy where competition increasingly comes from newly powered emerging markets, we see those markets as improved potential customers for those with innovative product or service leadership. The opportunities are great, whether it be an Alscripts Mysis Healthcare Solutions company with patient care information systems, Middleby Company with high speed ovens for restaurant pizza, or Westport Innovations with technology to convert dirty diesel engine trucks to clean fuel environment leaders. The investment results of recent months encourage our continued concentration on innovation as the means to drive growth and provide a stream of potential exceptional opportunities for investment.

Since our last report, our organization has again added to its research staff and capabilities. We anticipate bringing their wider knowledge to our search for innovative businesses. We again thank our shareholders for their continuing support.

Sincerely,

Stephen A. Lieber

Alpine Dynamic Innovators Fund

______
Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for Fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods as well as other risks. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

 (1) Not annualized.
 (2) FINRA does not recognize rankings for less than one year.
 (3) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a stock market index of all of the common stocks and similar securities listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. The Lipper Mid-Cap Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE large cap floor. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index, the NASDAQ Composite Index and the Lipper Mid-Cap Core Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mid-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Transformation Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Transformations Fund return for the semi annual period ending April 30, 2010 was 32.42%. This compared with the 15.66% for the Standard & Poor’s 500 Average and 20.95% for the NASDAQ Average. In the one year period from April 30, 2009 through April 30, 2010, the return was 74.14% comparing with 38.84% for the Standard & Poor’s 500 and 44.68% for the NASDAQ Average.

In our last report to you, for the Fund’s first fiscal year ended October 31, 2009, we characterized the Fund as in “incubation stage”, aimed at “proof of concept”. The results of the first half of this fiscal year encourage our positive view of the concept — that there should be exceptional growth opportunities through investment in companies which are in the process of enhancing their business through transforming strategies.

Each of the Fund’s ten top performing holdings through April 30, 2010 illustrates significant growth potential achieved through transformational operating policies:

Atlas Air Worldwide Holdings was the number one performer with a total return of 110.23%. This company has transformed itself from being a provider of charter freight aircraft to operating an integrated air freight delivery system.

Build-A-Bear Workshop, Inc. shares rose 87.82%. The transformation of this unique retail chain selling stuffed toy animals was achieved by broadening its line from just bears to other creatures and establishing an internet user experience for children.

Westport Innovations, Inc. gained 80.61%. It is in the commercialization stages of a major innovative program to power commercial vehicles with gaseous fuel based engine technology.

BE Aerospace, Inc., which gained 67.85%, has transformed its product offering from conventional aircraft seating and interiors to “Super First Class” luxurious seating intended to make long distance flying more competitive.

Priceline, Inc., up 66.08%, built a transformation in hotel bookings with its internet based opportunities for travelers to name their own bid for hotel accommodations and purchase discount travel packages.

Alpine Dynamic Transformation Fund

Each of the other top ten holdings, whose performance ranged from 63.04% for Autoliv, Inc. to 46.36% for Intuitive Surgical, Inc., was characterized as having products or services which provided transformative opportunities for customers or for corporate restructuring. One of the original holdings in the Fund, Starbucks Corp., up 37.44% this half-year,  demonstrated the transformational restructuring program which we originally anticipated in our purchase in January, 2008. It has closed underperforming stores, added new products and services in its stores and introduced a branded instant coffee. Profits have already begun to rise out of a stagnant base.

Even the weakest performer in the portfolio, HearUSA, Inc., down -24.71%, shows the promise of a significant transformation. HearUSA is a chain of hearing aid retail shops. It expects to shortly announce a venture with the American Association of Retired Persons (AARP) to promote the use of hearing aids in aging segments of the population. Google, Inc., one of our disappointing holdings, down -15.58%, is widely recognized as among the most transformative enterprises in the economy. Its price decline reflects a recent Chinese government restriction on the use of Google information systems over competition. Other issues that did not perform to our expectations during this semi-annual period included: EnergySolutions, which provides technical services to the nuclear industry returned -15.82% during the period; Foster Wheeler AG which is an engineering/research & design company was -11.16%;
and Massey Energy was -8.17%. Massey Energy was unfortunately involved in the mine collapse in West Virginia on April 6, 2010 — the Fund had established a small position on March 24, 2010 but quickly exited after the incident.

In our first annual report, we stated “The essence of the transformation concept of investing is to recognize and select important and promising changes in corporate culture.” We see increasing evidence that there are certain corporate managements, when viewing the impact of the recent recession, who see that transformations are required for future growth. In this
Spring’s outpouring of annual reports, we see the word “transformation” coming up with great frequency. Some refer to internal operating policy, others to market strategy or to new products, and even to mergers or acquisitions. As businesses find themselves challenged by a difficult economy and yet with resources which can be better employed, they may find that they are drawn to transformative opportunity. These trends encourage us to believe that the Fund is well positioned to continue to benefit by strong corporate management trends in a recovering economy.

We appreciate the continued support of our investors who share our conviction about this strategy.

Sincerely,

Stephen A. Lieber
__________
Past performance is not a guarantee of future results.

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods, as well as other risks. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Alpine Dynamic Transformation Fund

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Equity Securities Risk—The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain managament decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Credit Risk – Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations.

Please refer to the schedule of portfolio investments for Fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

 (1) Not annualized.
 (2) FINRA does not recognize rankings for less than one year.
 (3) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mixed-Asset Target Allocation Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Dynamic Balance Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Balance Fund provided a 16.69% return for its semi-annual period ending April 30, 2010. This return compared with 15.66% from the Standard & Poor’s 500 Index and the 11.01% from the Lipper Mixed-Asset Target Allocation Growth Fund Index. Since inception on June 7, 2001, the Fund has provided a 4.25% average annual rate of return as compared with 1.09% for the Standard & Poor’s 500 Index and 2.69% for the Lipper Mixed-Asset Target Allocation Growth Fund Index.

The Dynamic Balance Fund investments include diverse strategies and types of investment vehicles. Central to the program is the continuing utilization of a substantial portion of the Fund holdings in United States Treasury obligations; which was 21% of assets at the end of the fiscal semi-annual period. This is an actively managed segment of the portfolio aimed to add to total return by taking advantage of cyclical trends in the markets for U.S. Treasury obligations while providing income.

A major component of the Fund’s strategy is investing in stocks of comparatively large capitalization companies which have demonstrated long term records of substantial dividend payment and increases. These holdings accounted for 40% of the portfolio at the end of the semi-annual period. Another segment is aimed at participating in cyclical opportunities for corporate profits growth. These stock holdings accounted for 31% of the portfolio at the end of the semi-annual period.

Within the different equity investment segments, sector commitments included real estate investment trusts and homebuilding companies (12%), diversified financial services (7%), and commercial banks (6%). These three sectors were the major drivers of the portfolios performance in the semi-annual period reflecting the growing confidence that the recovery was well underway. Among equities, the top performer was Standard Pacific, a homebuilding company whose shares provided a 113.67% total return. CBL Associates, a real estate investment trust (retail malls), produced a 82.37% return, while Hovnanian, a real estate builder of single-family homes, brought an 81.84% return. Among financials, the outstanding return was 83.41% in the shares of Webster Financial Corp., an eastern commercial bank, followed by Regions Financial Corp., a southern commercial bank with an 83.16% return. A variety of issues across a spectrum of sectors produced short term gains for the fund. In addition, we continued significant returns; with 26 different holdings providing to selectively choose various ETFs — for example, returns ranging from 30% to 113%. Illustratively, realizing a gain of 8.07% in the Direxion Daily Financial Cogdell Spencer, a healthcare REIT, total return was Bulls — again attempting to maximize market 73.36%, Autoliv, maker of automobile components movements by utilizing selective short term vehicles. (seatbelts, airbags, etc.), 63.04%, Wesco Int’l., 58.92%, Darden Restaurants, 49.52%, Honeywell, 34.32%, General Electric, 33.95%, and Emerson Radio, 40.50%.

Alpine Dynamic Balance Fund

The only major challenged area of the portfolio was in the U.S. Treasury obligations reflecting the continued low yields in this asset class. In addition, there was less than optimal  performance in the following issues: Allegheny Energy, an electrical utility, -3.29%, Charles Schwab, financial services company, -4.80%; Walgreen Company, -6.38%; Arden Group, a supermarket operator in the Los Angeles, CA area, -9.54%. However, the small position size of these issues meant that the underperformance did not significantly impact the overall portfolio performance.

We participated in a small way in the secondary offering on 3/9/10 for Comerica making a modest gain in one day trading and also in the secondary offering of Sterling Bancorp (STL) on 3/16/10. Both actions yielded short term gains for the fund. In addition, we continued to selectively choose various ETFs — for example, realizing a gain of 8.07% in the Direxion Daily Financial Bulls — again attempting to maximize market movements by utilizing selective short term vehicles.

The semi-annual 2010 reflects the Fund’s portfolio structure in a group of strategies aimed at risk avoidance. Much of the strategy worked well in the semi-annual period. Looking ahead, for the balance of fiscal 2010, we anticipate a normalizing business environment for financial institutions and for corporate earning power. While we anticipate many companies will have a slow and often limited recovery, we will concentrate on the search for what, in our view, are the more vigorous, well financed, innovative and transformational companies to be the core of this portfolio. Our goal is strong results while continuing a defensive investment strategy.

We thank our shareholders for their continuing support.

Sincerely,

Stephen A. Lieber
____________
Past Performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in this Fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Credit Risk – Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations.

Fixed Income Securities Risk – Fixed securities are subject to credit risk and market risk. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Investment Company Risk – To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

FIXED INCOME MANAGER REPORTS

                   Alpine Ultra Short Tax Optimized Income Fund

                   Alpine Municipal Money Market Fund

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

 (1) Not annualized.
 (2) Investor Class shares commenced on December 5, 2002 and Adviser Class shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
 (3) The since inception return represents the annualized return for the period beginning 12/31/2002.
 (4) FINRA does not recognize rankings for less than one year.
 (5) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund — Adviser Class began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Barclays Capital 1 Year Municipal Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays Capital 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Ultra Short Tax Optimized Income Fund

* The Adviser Class Return for 2004 is from 3/30/2004 (inception) – 12/31/2004.

Alpine Ultra Short Tax Optimized Income Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

 (1) Not annualized.
 (2) The since inception return represents the annualized return for the period beginning 12/31/2002.
 (3) FINRA does not recognize rankings for less than one year.
 (4) As disclosed in the prospectus dated February 27, 2010.
Note, the yield more closely reflects the current earnings of the money market fund than the total return.

Performance data quoted represents past performance and is not predictive of future results. Performancecurrent to the most recent month end may be lower or higher than the performance quoted and may beobtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Tax-Exempt Money Market Funds Average reflects fees charged by the underlying funds. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

* The Adviser Class return for 2004 is from 3/30/2004 (inception)–12/31/2004.
** The Adviser Class return for 2007 is from 1/01/2007–12/05/2007 (class ceased operations)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Taxable Equivalent Yield as of 04/30/10 (Unaudited)
			Your Tax-Exempt Effective Yield
		Marginal	of 0.19% is Equivalent to a
Joint Return	Single Return	Tax Rate	Taxable Yield of:

$68,000 - 137,300	$34,000 - 82,400	25%	0.25%

$137,300 - 209,250	$82,400 - 171,850	28%	0.26%

$209,250 - 373,650	$171,850 - 373,650	33%	0.28%

Over $373,650	Over $373,650	35%	0.29%

The chart reflects projected 2010 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2010 marginal tax rate.

Alpine Ultra Short Tax Optimized Income Fund/
Alpine Municipal Money Market Fund

We are pleased to bring you the semi-annual report for the Alpine Income Trust for the period ending April 30, 2010. The Income Trust includes both the Alpine Ultra Short Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

PERFORMANCE SUMMARY

According to Lipper Analytical Services, the total return for the Alpine Ultra Short Tax Optimized Income Fund was 0.60% and 0.09% for the Alpine Municipal Money Market Fund for the six month period ending April 30, 2010. The Lipper average was 1.26% and 0.01% for the Short Municipal Debt and Tax Exempt Money Market averages for the same period.

MARKET OVERVIEW

The longest and deepest U.S. recession since the Great Depression seems to be over. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, started to expand in the third quarter. Gross domestic product grew at a brisk 5.9% annualized rate in the last three months of 2009. Other encouraging signs include a decrease in the national unemployment rate, down from the 10.1% peak reached in October 2009; stabilizing residential real estate markets in some cities; and the significant rebound in equities over the last 12 months.

Although the economy is growing again and Treasury issuance is at record levels, Treasury yields have remained extremely low over the last 12 months. Benign inflation and economic weakness have allowed the Fed to keep the fed funds target in an all-time low range of 0.00% to 0.25% since the end of 2008. Short-term municipal yields gradually declined over the last year, but long-term yields bounced off historic lows in the autumn of 2009 as issuance picked up and municipal valuations approached historically rich levels versus Treasuries. Despite the remarkable rebound over the last year, tax free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets.

New municipal supply in 2009 totaled about $409 billion according to The Bond Buyer, slightly more than the $390 billion issued in 2008 but lower than the record $427 billion in 2007. Tax-exempt supply in 2009 was lower than it could have been, due in part to the Build America Bond program, which shifted $64 billion of last year’s total municipal issuance to the taxable market and helped alleviate the supply/demand imbalance that stressed the tax-free market in 2008. With some highly indebted states unwilling to borrow at high interest rates and with the possible expansion of the Build America Bond program, we believe aggregate new tax-exempt issuance in 2010 could be somewhat lower than in 2009.

Demand from retail investors for municipal securities was very strong throughout our reporting period and investor cash flows into municipal bonds continued at a rapid pace during the first four months of 2010. In the aftermath of 2008’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries and also because of their low-risk profile relative to higher yielding fixed income alternatives. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities.

Many states continue to face fiscal difficulties and have been forced to take drastic actions to close budget deficits. California’s challenges show no signs of abating and there are many other states that are going to have to adjust taxes, fees, and spending to match the difficult economic realities they continue to face.

Most municipal sectors produced moderate gains in the last six months. Top performers included higher-yielding life-care and industrial revenue and pollution control revenue bonds, while prerefunded and escrowed-tomaturity (ETM) bonds, which are backed by U.S. Treasuries, underperformed. Tobacco bonds and hospital revenue bonds also outperformed other sectors which comes as no surprise as they were some of the hardest hit sectors in 2008. We are generally cautious on the higher-yielding sectors as we believe that they are close to or fully priced at this point but believe that there are still attractive investment opportunities with reasonable credit risks.

Lastly, in February 2010, the SEC released new rules to strengthen regulatory requirements for money market Funds. These rules provide additional measures to enhance the liquidity, credit quality and operational aspects of these funds.

The SEC’s rule changes are effective in May. In our view, the SEC did a good job of striking a balance between investor protection and the efficient management of money market funds.

ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

During the past six months, we continued the same strategy that we have been utilizing for the past year now. While our performance has trailed the Lipper Short Municipal Debt Funds Average it is primarily because we maintained a more conservative posture. As a result, we positioned the fund with the following goals in mind:

Alpine Ultra Short Tax Optimized Income Fund/
Alpine Municipal Money Market Fund

1) to keep volatility low while still providing a competitive return, 2) to take advantage of the current interest rate environment while being mindful that interest rates are likely to eventually rise and 3) to be defensive in the face of declining credit quality in the municipal sector-in light of a slowing economy-while seeking to take advantage of the inefficiencies in the municipal marketplace.

In this regard, the fund had an overweight in variable rate demand notes during our reporting period which provided the fund with a yield that approached, or exceeded the yield on municipal bonds farther out on the yield curve. While Variable Rate Demand Note’s still represent the largest segment of the portfolio we have gradually lowered this percentage as the reporting period came to a close.

We rounded out the portfolio with select investments in tax exempt commercial paper, short maturity bonds and tax exempt auction rate securities. Despite the past turmoil of the auction rate market, we have only focused our recent purchases on securities that have higher maximum rates thus making these securities more marketable.

During the past six months, our focus was on various revenue sectors which included health care, industrial revenue, and pollution control revenue bonds, where we felt the yield premiums offered attractive opportunities to capture income. Furthermore, we tried to favor bonds with predictable income streams while we remain leery of many general obligation credits because of ongoing budget deficits, which are likely to continue throughout the year. This situation could change as the economy strengthens, but at the moment we prefer to take a more cautious approach about our exposure to the sector.

As of this writing, the fund continues to maintain a tremendous amount of flexibility to reposition the portfolio should the markets change either because of interest rates or credit conditions. This has always been the hallmark of the fund and in this rapidly changing economic environment that we find ourselves in, we will not alter this strategy.

ALPINE MUNICIPAL MONEY MARKET FUND

The persistence of the Federal Reserve’s zero interest rate policy has successfully driven short-term borrowing costs to extreme lows. Such low borrowing costs will no doubt foster future economic recovery. Unfortunately, lenders-such as money market funds-have seen their interest income drop to nominal levels. Across the various money market sectors, rates are historically low. For example, for the period ending 04/29//2010 30-day Treasury bills as measured by the Bond Buyer yielded 0.15% while 90-day bills as measured by the Bond Buyer yielded 0.16%. Thus it is not surprising that municipal money market yields have compressed to similar levels. For the period ending 04/29/2010, seven-day national municipal issues as measured by the Bond Buyer ended the period with an annualized yield of 0.30%, 30-day municipal commercial paper as measured by the Bond Buyer yielded 0.30%, while one-year municipal notes as measured by the Bond Buyer yielded 0.39%.

Our management of the fund has not changed despite the extreme environment we operate in. Our primary focus for shareholders remains stability of principal and liquidity, while providing a level of income commensurate with those twin goals. Credit quality remains a significant driver of investment decisions. The ongoing recession has taken a toll on state and local governments and other municipal issuers. We therefore continue to focus on high quality issuers and credit enhancements.

The vast majority of the portfolio consisted of variable rate demand notes with a very small concentration invested in tax-exempt commercial paper and municipal bonds. As a result, the average maturity of the fund at the close of our reporting period was 13 days which was much lower than the 24-day average of all retail funds in the tax-exempt universe.

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. Many issuers are trying to make difficult but necessary decisions as they adjust to high unemployment, slow economic growth, lower tax revenues and other tough conditions.

We believe the municipal market is still a high quality market and that many municipal securities offer good long-term value, especially since tax rates are likely to rise in the next few years. As always, we are on the outlook for attractively valued bonds issued by municipalities with good fundamentals or strong credit support. We think such investments should continue to help us generate excellent long-term relative returns for our shareholders.

Sincerely,

Steven C. Shachat Portfolio Manager

Alpine Ultra Short Tax Optimized Income Fund/
Alpine Municipal Money Market Fund

Past performance is no guarantee of future results.

An investment in the Alpine Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investing in these Funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. The Alpine Ultra Short Tax Optimized Fund is permitted to invest in Asset Backed and Mortgage- Backed Securities. Investments in these securities include additional risks that investors should be aware of and are more fully described in the prospectus. The Alpine Ultra Short Tax Optimized Fund has never invested in, does not currently hold, nor has any plans to invest in such securities.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Credit Risk – Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations.

Please refer to the Schedule of Portfolio Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Variable Rate Demand Note (VRDN): A debt instrument that represents borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate, such as the prime rate. The interest rate applicable to the borrowed funds is specified from the outset of the debt, and is typically equal to the specified money market rate plus an extra margin.

Item 1. Reports to Stockholders.
Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—91.1%
Automobiles & Components—1.7%
102,200	Hyundai Motor Co. (b) . . . . . . . . .	$12,464,002
Capital Goods—10.2%
161,900	Albany International Corp. . . . . .	4,123,593
250,800	Atlas Copco AB (b) . . . . . . . . . . . .	4,033,890
1,664,930	Bombardier, Inc. . . . . . . . . . . . . . .	8,686,876
149,000	Bouygues SA (b) . . . . . . . . . . . . . .	7,382,930
15,526,103	China State Construction
	International Holdings, Ltd. (b)	5,353,143
100,100	FLSmidth & Co. A/S (b) . . . . . . . . .	7,542,388
78,062	Fluor Corp. . . . . . . . . . . . . . . . . . .	4,124,796
1,465,000	Mills Estruturas e Servicos de
	Engenharia SA (a) . . . . . . . . . . .	9,717,503
510,785	Mitsubishi Corp. (b) . . . . . . . . . . .	12,099,422
50,000	Schneider Electric SA (b) . . . . . . . .	5,676,431
47,900	United Technologies Corp. . . . . . .	3,590,105
2,239,200	Zhuzhou CSR Times Electric Co.,
	Ltd. (b) . . . . . . . . . . . . . . . . . . . .	4,727,570
		77,058,647
Commercial & Professional Services—0.7%
225,070	Healthcare Services Group, Inc. . .	4,836,755
2,199,178	Shengli Oil & Gas Pipe Holdings,
	Ltd. (b) . . . . . . . . . . . . . . . . . . . .	492,851
		5,329,606
Consumer Durables & Apparel—5.2%
2,000,000	Anta Sports Products, Ltd. (b) . . .	3,560,601
608,300	JM AB (b) . . . . . . . . . . . . . . . . . . . .	9,799,668
945,900	MRV Engenharia . . . . . . . . . . . . . .	6,622,524
932,284	PDG Realty SA . . . . . . . . . . . . . . . .	8,474,090
887,600	Rossi Residencial SA . . . . . . . . . . .	6,536,045
5,150,300	TCL Multimedia Technology
	Holdings, Ltd. (b) . . . . . . . . . . . .	4,100,295
		39,093,223
Consumer Services—2.1%
478,686	Anhanguera Educacional
	Participacoes SA (a) . . . . . . . . . .	7,319,703
76,100	McDonald’s Corp. . . . . . . . . . . . . .	5,371,899
163,300	OPAP SA (b) . . . . . . . . . . . . . . . . . .	3,316,811
		16,008,413
Diversified Financials—10.4%
1,500,000	Anglo Irish Bank Corp. PLC (a)(b)	0
648,633	Bank of America Corp. . . . . . . . . .	11,565,126
1,692,431	Citigroup, Inc. (a) . . . . . . . . . . . . .	7,395,924
326,900	JPMorgan Chase & Co. . . . . . . . . .	13,919,402
987,930	KKR & Co. Guernsey LP . . . . . . . .	12,032,987
186,362	Morgan Stanley . . . . . . . . . . . . . .	5,631,860
243,700	NYSE Euronext . . . . . . . . . . . . . . .	7,951,931
493,813	Och-Ziff Capital Management
	Group, LLC . . . . . . . . . . . . . . . . .	8,651,604
271,200	State Street Corp. . . . . . . . . . . . . .	11,797,200
		78,946,034

	Security
Shares	Description	Value
Common Stocks—continued
Energy—10.9%
70,000	Apache Corp. . . . . . . . . . . . . . . . .	$7,123,200
1,446,756	Coal of Africa, Ltd. (a)(b) . . . . . . .	3,189,832
211,364	Frontline, Ltd. . . . . . . . . . . . . . . . .	7,714,786
1,495,500	Heritage Oil PLC (a)(b) . . . . . . . . .	10,410,856
117,913	Hess Corp. . . . . . . . . . . . . . . . . . . .	7,493,371
229,300	Nordic American Tanker Shipping .	7,163,332
207,700	Overseas Shipholding Group, Inc. .	10,397,462
226,800	Petroleo Brasileiro SA — ADR . . .	9,623,124
101,274	Schlumberger, Ltd. . . . . . . . . . . . .	7,232,989
494,300	SeaDrill, Ltd. (b) . . . . . . . . . . . . . .	12,450,726
		82,799,678
Food & Staples Retailing—1.9%
201,000	Cia Brasileira de Distribuicao
	Grupo Pao de Acucar . . . . . . . .	6,840,880
204,900	CVS Caremark Corp. . . . . . . . . . . .	7,566,957
		14,407,837
Food, Beverage & Tobacco—1.7%
96,000	Danone (b) . . . . . . . . . . . . . . . . . .	5,656,357
8,151,500	Marine Harvest ASA (a)(b) . . . . . .	7,563,682
		13,220,039
Health Care Equipment & Services—2.5%
138,100	Covidien PLC . . . . . . . . . . . . . . . . .	6,627,419
256,400	Masimo Corp. . . . . . . . . . . . . . . . .	6,002,324
238,425	Meridian Bioscience, Inc. . . . . . . .	4,766,116
348,300	Sinopharm Group Co. (a)(b) . . . . .	1,569,821
		18,965,680
Household & Personal Products—4.3%
324,046	Avon Products, Inc. . . . . . . . . . . . .	10,476,407
78,200	Colgate-Palmolive Co. . . . . . . . . .	6,576,620
1,105,072	Hypermarcas SA (a) . . . . . . . . . . . .	15,136,928
		32,189,955
Materials—10.4%
122,000	BASF SE (b) . . . . . . . . . . . . . . . . . .	7,092,917
168,000	Cliffs Natural Resources, Inc. . . . .	10,505,040
1,628,200	Grande Cache Coal Corp. (a) . . . .	10,707,202
16,046,000	Lumena Resources Corp. (a)(b) . .	4,686,923
713,800	Mvelaphanda Resources,
	Ltd. (a)(b) . . . . . . . . . . . . . . . . . .	4,934,507
757,900	Northam Platinum, Ltd. (b) . . . . .	5,342,928
187,800	Teck Resources, Ltd. (a) . . . . . . . .	7,365,516
349,900	Vale SA—ADR . . . . . . . . . . . . . . . .	10,717,437
196,003	Vedanta Resources PLC (b) . . . . . .	7,492,494
118,100	Walter Energy, Inc. . . . . . . . . . . . .	9,543,661
		78,388,625
Media—2.2%
92,500	Lagardere SCA (b) . . . . . . . . . . . . .	3,730,802
719,419	Multiplus SA (a) . . . . . . . . . . . . . .	8,443,059
280,152	Regal Entertainment Group—
	Class A . . . . . . . . . . . . . . . . . . . .	4,784,996
		16,958,857
Pharmaceuticals, Biotechnology & Life
Sciences—4.8%
254,900	Abbott Laboratories . . . . . . . . . . .	13,040,684
271,117	Merck & Co., Inc. . . . . . . . . . . . . . .	9,499,940
231,700	Teva Pharmaceutical Industries,
	Ltd.—ADR . . . . . . . . . . . . . . . . .	13,607,741
		36,148,365

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—continued
Real Estate—0.6%
254,300	Starwood Property Trust, Inc. . . .	$4,818,985
Retailing—2.0%
172,200	Abercrombie & Fitch Co. . . . . . . .	7,530,306
117,600	Hennes & Mauritz AB —
	Class B (b) . . . . . . . . . . . . . . . . . .	7,503,877
		15,034,183
Semiconductors & Semiconductor
Equipment—3.8%
544,800	Applied Materials, Inc. . . . . . . . . .	7,507,344
224,500	Intel Corp. . . . . . . . . . . . . . . . . . . .	5,125,335
198,100	Linear Technology Corp. . . . . . . .	5,954,886
357,500	Microchip Technology, Inc. . . . . . .	10,442,575
		29,030,140
Software & Services—1.8%
437,400	Microsoft Corp. . . . . . . . . . . . . . . .	13,358,196
Technology Hardware & Equipment—2.3%
90,500	Hewlett-Packard Co. . . . . . . . . . . .	4,703,285
43,069	International Business Machines
	Corp. . . . . . . . . . . . . . . . . . . . . . .	5,555,901
174,761	QUALCOMM, Inc. . . . . . . . . . . . . .	6,770,241
		17,029,427
Telecommunication Services—4.6%

1,141,500	Deutsche Telekom AG (b) . . . . . . .	14,862,635
172,436	Millicom International Cellular SA .	15,222,650
10,800	Swisscom AG (b) . . . . . . . . . . . . . .	3,665,117
69,047	Tele Norte Leste Participacoes
	SA—ADR . . . . . . . . . . . . . . . . . .	1,026,038
		34,776,440
Transportation—1.9%
224,000	Deutsche Post AG (b) . . . . . . . . . .	3,633,184
1,069,250	Julio Simoes Logistica SA (a) . . . .	5,019,462
304,700	Navios Maritime Holdings, Inc. . .	2,114,618
152,400	Werner Enterprises, Inc. . . . . . . . .	3,416,808
		14,184,072

	Security
Shares	Description	Value
Common Stocks—continued
Utilities—5.1%
393,300	E.ON AG (b) . . . . . . . . . . . . . . . . . .	$14,504,043
194,100	GDF Suez (b) . . . . . . . . . . . . . . . . .	6,902,875
311,800	ITC Holdings Corp. . . . . . . . . . . . .	17,407,794
		38,814,712
	Total Common Stocks
	(Cost $637,817,091) . . . . . . . . . .	689,025,116
Convertible Preferred Stocks—0.0%*
Banks—0.0%*
1,866	Popular, Inc., Series D, 0.000% (a) .	61,037
	Total Convertible Preferred Stocks
	(Cost $46,650) . . . . . . . . . . . . . .	61,037
Equity-Linked Structured Notes—0.2%
Technology Hardware & Equipment 0.2%
1,223,685	Darfon Electronics Corp.—
	Macquarie Group, Ltd.—
	ADR (a) . . . . . . . . . . . . . . . . . .	1,744,095
	Total Equity-Linked Structured
	Notes (Cost $1,790,251) . . . . . .	1,744,095
Rights—0.0%
Food & Staples Retailing—0.0%
876	Companhia Brasileira de
	Distribuicao Grupo Pao de
	Acucar (a)(b) . . . . . . . . . . . . . . .	0
	Total Rights (Cost $14,586) . . . . . .	0
Short-Term Investments—4.3%
984	Alpine Municipal Money Market
	Fund, 0.19% . . . . . . . . . . . . . . .	984
32,868,310	Federated Treasury Obligations
	Fund, 0.01% . . . . . . . . . . . . . . .	32,868,310
	Total Short-Term Investments
	(Cost $32,869,294) . . . . . . . . . . .	32,869,294
	Total Investments
	(Cost $672,537,872)—95.6% . . .	723,699,542
	Other Assets in Excess of
	Liabilities—4.4% . . . . . . . . . . . .	33,228,072
	TOTAL NET ASSETS—100.0% . . . .
		$756,927,614

Percentages are stated as a percent of net assets.
*Amount is less than 0.05%.
(a) Non-income producing security.
(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 27.2% of the Fund’s net assets.
AB—Aktiebolag is the Swedish equivalent of the term corporation.
ADR—American Depositary Receipt
A/S—Aktieselskab is the Danish name for a stock-based corporation.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, ie., owned by shareholders.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LLC—Limited Liability Company
LP—Limited Partnership
Ltd.—Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
SCA—Societe en Commandite par actions is the French equivalent of a limited partnership.
SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—91.2%
Aerospace & Defense—1.6%
500	United Technologies Corp. . . . . . .	$37,475
Capital Markets—4.0%
4,000	KKR & Co. Guernsey LP . . . . . . . .	48,720
1,000	State Street Corp. . . . . . . . . . . . . .	43,500
		92,220
Chemicals—6.7%
700	Air Products & Chemicals, Inc. . . .	53,746
350	CF Industries Holdings, Inc. . . . . .	29,284
400	Monsanto Co. . . . . . . . . . . . . . . . .	25,224
575	Praxair, Inc. . . . . . . . . . . . . . . . . . .	48,168
		156,422
Commercial Banks—3.1%
5,500	Banco Panamericano SA . . . . . . . .	32,748
1,000	Banco do Brasil SA . . . . . . . . . . . .	17,247
2,050	Sterling Bancorp . . . . . . . . . . . . . .	21,956
		71,951
Construction & Engineering—2.6%
45,000	China State Construction
	International Holdings, Ltd. (b)	15,515
800	Vinci SA (b) . . . . . . . . . . . . . . . . . .	44,581
		60,096
Containers & Packaging—1.8%
1,250	Sonoco Products Co. . . . . . . . . . . .	41,413
Diversified Financial Services—9.3%
2,850	Bank of America Corp. . . . . . . . . .	50,816
8,289	Citigroup, Inc. (a) . . . . . . . . . . . . .	36,223
120	CME Group, Inc. . . . . . . . . . . . . . .	39,409
1,000	JPMorgan Chase & Co. . . . . . . . . .	42,580
1,500	NYSE Euronext . . . . . . . . . . . . . . .	48,945
		217,973
Diversified Telecommunication Services—1.4%
2,750	Deutsche Telekom AG—ADR . . . .	32,972
Electric Utilities—4.6%
2,200	Companhia Energetica de Minas
	Gerais . . . . . . . . . . . . . . . . . . . . .	34,868
400	CPFL Energia SA—ADR . . . . . . . . .	24,876
550	E.ON AG (b) . . . . . . . . . . . . . . . . . .	20,283
500	EDF SA (b) . . . . . . . . . . . . . . . . . . .	26,797
		106,824
Energy Equipment & Services—3.9%
650	Schlumberger, Ltd. . . . . . . . . . . . .	46,423
1,750	Seadrill, Ltd. (b) . . . . . . . . . . . . . . .	44,080
		90,503
Food & Staples Retailing—2.8%
1,250	Sysco Corp. . . . . . . . . . . . . . . . . . .	39,425
750	Walgreen Co. . . . . . . . . . . . . . . . .	26,363
		65,788
Food Products—4.9%
1,500	Archer-Daniels-Midland Co. . . . . .	41,910
550	Campbell Soup Co. . . . . . . . . . . . .	19,723
325	General Mills, Inc. . . . . . . . . . . . . .	23,133
500	The J.M. Smucker Co. . . . . . . . . . .	30,535
		115,301

	Security
Shares	Description	Value
Common Stocks—continued
Health Care Equipment & Supplies—4.0%
600	Becton, Dickinson & Co. . . . . . . . .	$45,822
500	DENTSPLY International, Inc. . . . .	18,320
1,200	Masimo Corp. . . . . . . . . . . . . . . . .	28,092
		92,234
Household Durables—1.6%
775	Snap-On, Inc. . . . . . . . . . . . . . . . . .	37,339
Household Products—2.5%
550	Kimberly-Clark Corp. . . . . . . . . . .	33,693
700	WD-40 Co. . . . . . . . . . . . . . . . . . . .	24,661
		58,354
Industrial Conglomerates—1.7%
1,050	Tyco International Ltd. . . . . . . . . .	40,730
IT Services—2.2%
400	International Business Machines
	Corp. . . . . . . . . . . . . . . . . . . . . . .	51,600
Media—2.0%
2,400	Comcast Corp. — Class A. . . . . .	47,376
Metals & Mining—5.0%
950	Cliffs Natural Resources, Inc. . . . .	59,403
1,150	Vale SA — ADR . . . . . . . . . . . . . . .	35,225
550	Vedanta Resources PLC (b) . . . . . .	21,025
		115,653
Multi-Utilities—0.3%
200	GDF Suez (b) . . . . . . . . . . . . . . . . .	7,113
Oil, Gas & Consumable Fuels—5.1%
1,000	Chevron Corp. . . . . . . . . . . . . . . . .	81,440
1,400	El Paso Pipeline Partners LP. . . . .	37,842
		119,282
Pharmaceuticals—1.3%
600	Abbott Laboratories . . . . . . . . . . .	30,696
Road & Rail—3.3%
500	Norfolk Southern Corp. . . . . . . . .	29,665
5,500	Tegma Gestao Logistica SA. . . . .	47,145
		76,810
Semiconductors & Semiconductor
Equipment—5.8%
2,250	Applied Materials, Inc. . . . . . . . . .	31,005
2,250	Intel Corp. . . . . . . . . . . . . . . . . . . .	51,367
1,800	Linear Technology Corp. . . . . . . .	54,108
		136,480
Software—1.6%
1,250	Microsoft Corp. . . . . . . . . . . . . . . .	38,175
Specialty Retail—2.0%
1,000	Guess?, Inc. . . . . . . . . . . . . . . . . . .	45,870
Thrifts & Mortgage Finance—1.9%
3,950	Brookline Bancorp, Inc. . . . . . . . .	43,410
Transportation Infrastructure—1.2%
1,200	Companhia de Concessoes
	Rodoviarias . . . . . . . . . . . . . . . .	27,614

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—continued
Water Utilities—3.0%
1,950	Aqua America, Inc. . . . . . . . . . . . .	$35,743
5,240	Cascal NV . . . . . . . . . . . . . . . . . . . .	35,318
		71,061
	Total Common Stocks
	(Cost $1,906,905) . . . . . . . . . . . .	2,128,735

	Security
Shares	Description	Value
Short-Term Investments—7.7%
179,895	Federated Treasury Obligations
	Fund, 0.01% . . . . . . . . . . . . . . .	$179,895
	Total Short-Term Investments
	(Cost $179,895) . . . . . . . . . . . . .	179,895
	Total Investments
	(Cost $2,086,800)—98.9% . . . . .	2,308,630
	Other Assets in Excess of
	Liabilities—1.1% . . . . . . . . . . . .	26,370
	TOTAL NET ASSETS—100.0% . . . .	$2,335,000

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 7.9% of the Fund’s net assets.
ADR—American Depositary Receipts
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LP—Limited Partnership
Ltd.—Limited
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—99.8%
Capital Markets—17.4%
30,850	BGC Partners, Inc. . . . . . . . . . . . . .	$201,142
20,000	Blackstone Group LP . . . . . . . . . . .	279,600
43,033	Cowen Group, Inc. (a) . . . . . . . . . .	232,378
18,500	GFI Group, Inc. . . . . . . . . . . . . . . .	127,650
2,000	Investment Technology Group,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	34,740
13,000	JMP Group, Inc. . . . . . . . . . . . . . . .	100,620
1,000	Legg Mason, Inc. . . . . . . . . . . . . . .	31,690
25,100	MF Global Ltd. (a) . . . . . . . . . . . . .	231,422
2,000	Och-Ziff Capital Management
	Group LLC . . . . . . . . . . . . . . . . .	35,040
7,500	OptionsXpress Holdings, Inc. (a) .	133,125
1,200	Piper Jaffray Companies (a) . . . . .	47,232
39,952	Sanders Morris Harris Group, Inc. .	238,513
6,900	Thomas Weisel Partners Group,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	54,165
4,000	TradeStation Group, Inc. (a) . . . . .	33,440
		1,780,757
Commercial Banks—48.1%
45,165	1st United Bancorp, Inc. (a) . . . . .	404,227
3,000	American River Bankshares . . . . .	25,830
8,000	Banco do Estado do Rio Grande
	do Sul SA . . . . . . . . . . . . . . . . . .	61,579
53,940	Bank of Commerce Holdings . . . .	278,870
22,400	Bank of Florida Corp. (a) . . . . . . .	23,744
55,712	Bank of Virginia (a) . . . . . . . . . . .	268,532
13,428	Barclays PLC (b) . . . . . . . . . . . . . . .	68,977
15,000	California United Bank (a) . . . . . .	185,250
4,000	Cardinal Financial Corp. . . . . . . . .	43,800
23,800	Centerstate Banks, Inc. . . . . . . . . .	286,314
27,837	Citizens First Corp. (a) . . . . . . . . . .	212,675
9,000	Columbia Banking System, Inc. . .	202,320
4,700	Community National Bank of the
	Lakeway Area (a) . . . . . . . . . . .	16,450
73,000	Emirates NBD PJSC (b) . . . . . . . . .	59,058
25,000	First Bancorp of Puerto Rico . . . .	53,000
4,000	First Business Financial Services,
	Inc. . . . . . . . . . . . . . . . . . . . . . . .	40,000
80,000	First California Financial Group,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	264,000
1,260	First Community Bank Corp. of
	America (a) . . . . . . . . . . . . . . . .	3,276
1,500	Hampton Roads Bankshares, Inc. .	4,335
37,000	National Bank of Greece
	SA—ADR . . . . . . . . . . . . . . . . . .	120,620
10,200	New Centry Bancorp, Inc. (a) . . . .	61,506
2,000	North Valley Bancorp (a) . . . . . . .	5,300
2,375	Old Point Financial Corp. . . . . . . .	34,461
4,000	Oriental Financial Group, Inc. . . .	66,880
12,500	Orrstown Financial Services, Inc. .	319,750
12,042	Pacific Mercantile Bancorp (a) . . .	60,090
18,276	Pacific Premier Bancorp, Inc. (a) .	90,649
3,120	Rurban Financial Corp. . . . . . . . . .	22,230
127,600	Seacoast Banking Corp. of
	Florida (a) . . . . . . . . . . . . . . . . .	278,168
2,388	The South Financial Group, Inc. . .	1,839
38,750	Southern National Bancorp of
	Virginia, Inc. (a) . . . . . . . . . . . . .	315,813
5,000	State Bancorp, Inc. . . . . . . . . . . . .	49,500

	Security
Shares	Description	Value
Common Stocks—continued
Commercial Banks—continued
2,500	Sterling Bancorp . . . . . . . . . . . . . .	$26,775
33,293	Sterling Bancshares, Inc. . . . . . . . .	195,763
6,000	Summit State Bank . . . . . . . . . . . .	40,800
500	Superior Bancorp (a) . . . . . . . . . . .	1,770
152,347	Synovus Financial Corp. . . . . . . . .	458,564
15,000	Tidelands Bancshares, Inc. (a) . . .	33,750
34,300	United Community Banks, Inc. (a) .	200,312
2,430	Valley Commerce Bancorp (a) . . .	15,673
1,974	Yadkin Valley Financial Corp. . . . .	9,041
		4,911,491
Diversified Financial Services—14.4%
7,124	BM&F Bovespa SA . . . . . . . . . . . . .	46,926
125,000	Bolsa Mexicana de Valores SA
	de CV . . . . . . . . . . . . . . . . . . . . .	212,187
27,693	Citigroup, Inc. (a) . . . . . . . . . . . . .	121,018
665	CME Group, Inc. . . . . . . . . . . . . . .	218,393
5,173	Interactive Brokers Group, Inc. (a) .	88,665
4,315	IntercontinentalExchange, Inc. (a) .	503,259
7,000	The NASDAQ OMX Group, Inc. (a) .	147,000
4,000	NYSE Euronext . . . . . . . . . . . . . . .	130,520
		1,467,968
Industrial Conglomerates—1.3%
7,000	General Electric Co. . . . . . . . . . . .	132,020
Insurance—1.1%
8,000	CRM Holdings, Ltd. (a) . . . . . . . . .	4,161
4,700	Tower Group, Inc. . . . . . . . . . . . . .	108,382
		112,543
Real Estate Investment Trusts—4.4%
4,400	Chatham Lodging Trust (a) . . . . .	87,340
17,000	Invesco Mortgage Capital, Inc. . .	351,050
		438,390
Thrifts & Mortgage Finance—11.4%
30,398	Alliance Bancorp, Inc. of
	Pennsylvania . . . . . . . . . . . . . . .	253,216
1,700	Astoria Financial Corp. . . . . . . . . .	27,438
5,000	Central Federal Corp. (a) . . . . . . .	8,000
2,144	Fidelity Bancorp, Inc. . . . . . . . . . .	18,749
5,895	First Pactrust Bancorp, Inc. . . . . . .	50,402
400,000	Flagstar Bancorp, Inc. (a) . . . . . . .	254,000
1,100	Parkvale Financial Corp. . . . . . . . .	11,077
50,000	Provident Financial Holdings, Inc. .	300,000
130,000	United Western Bancorp, Inc. . . .	237,900
		1,160,782
Transportation Infrastructure—1.7%
13,000	CAI International, Inc. (a) . . . . . . .	176,930
	Total Common Stocks
	(Cost $12,867,992) . . . . . . . . . . .	10,180,881
Convertible Preferred Stocks—0.0%*
Commercial Banks—0.0%*
70	Popular, Inc., Series D, 0.000% (a) .	2,290
	Total Convertible Preferred Stocks
	(Cost $1,750) . . . . . . . . . . . . . . .	2,290

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Shares/	Security
Par Value	Description	Value
Investment Companies—1.2%
1,950	Direxion Daily Financial Bear
	3X Shares (a) . . . . . . . . . . . . . . .	$23,888
4,000	Direxion Daily Large Cap Bear
	3X Shares (a) . . . . . . . . . . . . . . .	52,240
2,500	ProShares UltraShort
	Financials (a) . . . . . . . . . . . . . . .	45,450
	Total Investment Companies
	(Cost $331,194) . . . . . . . . . . . . .	121,578
Rights—0.1%
Commercial Banks—0.1%
67,200	Bank of Florida (b) . . . . . . . . . . . .	14,112
	Total Rights (Cost $0) . . . . . . . . . .	14,112

Shares/	Security
Par Value	Description	Value
Short-Term Investments—0.1%
13,068	Federated Treasury Obligations
	Fund, 0.01% . . . . . . . . . . . . . . .	$13,068
	Total Short-Term Investments
	(Cost $13,068) . . . . . . . . . . . . . .	13,068
	Total Investments
	(Cost $13,214,004)—101.2% . . .	10,331,929
	Liabilities in Excess of Other
	Assets—(1.2)% . . . . . . . . . . . . . .	(123,901)
	TOTAL NET ASSETS—100.0% . . . .	$10,208,028

Percentages are stated as a percent of net assets.
*Amount is less than 0.05%.
(a) Non-income producing security.
(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.4% of the Fund’s net assets.
ADR—American Depositary Receipt
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LLC—Limited Liability Company
LP—Limited Partnership
Ltd.—Limited
NBD—National Bank of Dubai
PJSC—Public Joint Stock Company
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV—Sociedad Anonima de Capital Variable. It is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—104.6%
Aerospace & Defense—2.1%
4,000	Aerovironment, Inc. (a) . . . . . . . .	$104,720
10,000	Hexcel Corp. (a) . . . . . . . . . . . . . . .	162,000
		266,720
Auto Components—5.0%
32,857	Westport Innovations, Inc. (a) . . .	627,511
Chemicals—4.2%
7,000	Air Products & Chemicals, Inc. . . .	537,460
Commercial Banks—2.6%
11,000	SunTrust Banks, Inc. . . . . . . . . . . .	325,600
Communications Equipment—2.2%
8,000	DG FastChannel, Inc. (a) . . . . . . . .	281,440
Computers & Peripherals—5.6%
5,000	Hewlett-Packard Co. . . . . . . . . . . .	259,850
15,000	Stratasys, Inc. (a) . . . . . . . . . . . . . .	357,600
3,000	Synaptics, Inc. (a) . . . . . . . . . . . . .	91,860
		709,310
Diversified Financial Services—5.5%
800	CME Group, Inc. . . . . . . . . . . . . . .	262,728
6,500	Portfolio Recovery Associates,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	432,055
		694,783
Diversified Telecommunication Services—1.0%
2,500	AboveNet, Inc. (a) . . . . . . . . . . . . .	126,350
Electrical Equipment—7.0%
35,000	LSI Industries, Inc. . . . . . . . . . . . . .	246,050
57,000	PowerSecure International,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	641,820
		887,870
Electronic Equipment, Instruments &
Components—13.9%
21,000	FLIR Systems, Inc. (a) . . . . . . . . . . .	642,390
13,000	Itron, Inc. (a) . . . . . . . . . . . . . . . . .	1,034,930
6,975	MOCON, Inc. . . . . . . . . . . . . . . . . .	77,911
		1,755,231
Health Care Equipment & Supplies—11.8%
10,000	ABIOMED, Inc. (a) . . . . . . . . . . . . .	96,400
4,000	Alcon, Inc. . . . . . . . . . . . . . . . . . . .	623,440
10,000	Alphatec Holdings, Inc. (a) . . . . . .	66,800
1,400	Intuitive Surgical, Inc. (a) . . . . . . .	504,784
5,000	Inverness Medical Innovations,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	198,900
		1,490,324
Health Care Providers & Services—9.3%
3,000	HMS Holdings Corp. (a) . . . . . . . .	160,500
20,000	inVentiv Health, Inc. (a) . . . . . . . .	460,600
8,000	MEDNAX, Inc. (a) . . . . . . . . . . . . .	439,520
4,226	RehabCare Group, Inc. (a) . . . . . .	120,525
		1,181,145
Health Care Technology—0.8%
5,000	Allscripts-Misys Healthcare
	Solutions, Inc. (a) . . . . . . . . . . . .	100,850
Internet & Catalog Retail—8.3%
4,000	Priceline.com, Inc. (a) . . . . . . . . . .	1,048,200

	Security
Shares	Description	Value
Common Stocks—continued
Internet Software & Services—2.9%
700	Google, Inc. (a) . . . . . . . . . . . . . . .	$367,808
Life Sciences Tools & Services—6.7%
1,000	Bio-Rad Laboratories, Inc. (a) . . . .	111,690
4,000	Charles River Laboratories
	International, Inc. (a) . . . . . . . .	133,920
11,000	Life Technologies Corp. (a) . . . . . .	601,810
		847,420
Machinery—6.3%
4,000	Flowserve Corp. . . . . . . . . . . . . . .	458,320
1,500	ISE, Ltd. (a) . . . . . . . . . . . . . . . . . .	4,519
5,391	Middleby Corp. (a) . . . . . . . . . . . .	329,498
		792,337
Metals & Mining—0.7%
125,000	Imdex, Ltd. (a)(b) . . . . . . . . . . . . .	90,064
Pharmaceuticals—0.6%
20,000	Penwest Pharmaceuticals Co. (a) .	70,200
Semiconductors & Semiconductor
Equipment—1.0%
3,000	Veeco Instruments, Inc. (a) . . . . . .	131,970
Software—7.1%
16,400	ANSYS, Inc. (a) . . . . . . . . . . . . . . . .	738,000
2,000	Quality Systems, Inc. . . . . . . . . . . .	128,020
8,000	Scientific Learning Corp. (a) . . . . .	40,480
		906,500
	Total Common Stocks
	(Cost $12,343,224) . . . . . . . . . . .	13,239,093
Short-Term Investments—0.0%*
923	Federated Treasury Obligations
	Fund, 0.01% . . . . . . . . . . . . . . .	923
	Total Short-Term Investments
	(Cost $923) . . . . . . . . . . . . . . . . .	923
	Total Investments
	(Cost $12,344,147)—104.6% . . .	13,240,016
	Liabilities in Excess of Other
	Assets—(4.6)% . . . . . . . . . . . . . .	(583,742)
	TOTAL NET ASSETS—100.0% . . . .	$12,656,274

Percentages are stated as a percent of net assets.
*Amount is less than 0.05%.
(a) Non-income producing security.
(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.7% of the Fund’s net assets.
Co.—Company
Inc.—Incorporated
Ltd.—Limited

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)
	Security
Shares	Description	Value
Common Stocks—103.6%
Aerospace & Defense—3.0%
1,500	Aerovironment, Inc. (a) . . . . . . . .	$39,270
4,000	BE Aerospace, Inc. (a) . . . . . . . . . .	118,840
		158,110
Air Freight & Logistics—3.2%
3,100	Atlas Air Worldwide Holdings,
	Inc. (a) . . . . . . . . . . . . . . . . . . . .	171,337
Auto Components—10.6%
6,000	Autoliv, Inc. (a) . . . . . . . . . . . . . . .	328,500
19	Continental AG (a)(b) . . . . . . . . . .	1,072
4,063	Tenneco, Inc. (a) . . . . . . . . . . . . . .	104,704
6,897	Westport Innovations, Inc. (a) . . .	131,043
		565,319
Chemicals—0.4%
10,000	Flotek Industries, Inc. (a) . . . . . . .	20,300
Commercial Banks—2.5%
1,000	PNC Financial Services Group, Inc. .	67,210
1,991	Wells Fargo & Co. . . . . . . . . . . . . .	65,922
		133,132
Commercial Services & Supplies—4.0%
2,700	Clean Harbors, Inc. (a) . . . . . . . . .	171,261
6,000	EnergySolutions, Inc. . . . . . . . . . .	43,500
		214,761
Computers & Peripherals—5.1%
3,000	Hewlett-Packard Co. . . . . . . . . . . .	155,910
5,000	Stratasys, Inc. (a) . . . . . . . . . . . . . .	119,200
		275,110
Diversified Financial Services—7.0%
10,000	Bank of America Corp. . . . . . . . . .	178,300
600	CME Group, Inc. . . . . . . . . . . . . . .	197,046
		375,346
Electronic Equipment, Instruments &
Components—2.8%
4,940	FLIR Systems, Inc. (a) . . . . . . . . . . .	151,115
Health Care Equipment & Supplies—15.8%
5,000	ABIOMED, Inc. (a) . . . . . . . . . . . . .	48,200
1,500	Edwards Lifesciences Corp. (a) . . .	154,620
50,000	HearUSA, Inc. (a) . . . . . . . . . . . . . .	65,500
1,000	Intuitive Surgical, Inc. (a) . . . . . . .	360,560
3,500	Teleflex, Inc. . . . . . . . . . . . . . . . . .	214,620
		843,500
Health Care Providers & Services—7.5%
3,305	Emergency Medical Services
	Corp. (a) . . . . . . . . . . . . . . . . . . .	174,768
8,000	RehabCare Group, Inc. (a) . . . . . .	228,160
		402,928

	Security
Shares	Description	Value
Common Stocks—continued
Hotels, Restaurants & Leisure—2.4%
5,000	Starbucks Corp. . . . . . . . . . . . . . . .	$129,900
Household Durables—4.7%
3,000	Pulte Group, Inc. (a) . . . . . . . . . . .	39,270
3,000	Ryland Group, Inc. . . . . . . . . . . . .	68,340
3,000	Snap-On, Inc. . . . . . . . . . . . . . . . . .	144,540
		252,150
Industrial Conglomerates—3.6%
10,300	General Electric Co. . . . . . . . . . . .	194,258
Internet & Catalog Retail—7.3%
1,500	Priceline.com, Inc. (a) . . . . . . . . . .	393,075
Internet Software & Services—2.0%
200	Google, Inc. (a) . . . . . . . . . . . . . . .	105,088
Machinery—9.2%
3,000	Cummins, Inc. . . . . . . . . . . . . . . . .	216,690
7,000	Pall Corp. . . . . . . . . . . . . . . . . . . . .	272,930
		489,620
Oil, Gas & Consumable Fuels—6.2%
2,000	CONSOL Energy, Inc. . . . . . . . . . . .	89,360
3,000	Walter Energy, Inc. . . . . . . . . . . . .	242,430
		331,790
Pharmaceuticals—0.3%
554	Warner Chilcott PLC (a) . . . . . . . .	15,712
Real Estate Investment Trusts—0.4%
1,095	Walter Investment Management
	Corp. . . . . . . . . . . . . . . . . . . . . . .	19,852
Semiconductors & Semiconductor Equipment—1.1%
20,000	Conexant Systems, Inc. (a) . . . . . .	61,000
Specialty Retail—4.5%
25,000	Build-A-Bear Workshop, Inc. (a)	239,000
	Total Common Stocks
	(Cost $4,412,383) . . . . . . . . . . . .	5,542,403
Short-Term Investments—0.0%*
427	Federated Treasury Obligations
	Fund, 0.01% . . . . . . . . . . . . . . .	427
	Total Short-Term Investments
	(Cost $427) . . . . . . . . . . . . . . . . .	427
	Total Investments
	(Cost $4,412,810)—103.6% . . . .	5,542,830
	Liabilities in Excess of Other
	Assets—(3.6)% . . . . . . . . . . . . . .	(191,162)
	TOTAL NET ASSETS—100.0% . . . .	$5,351,668

Percentages are stated as a percent of net assets.
*Amount is less than 0.05%.
(a) Non-income producing security.
(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised less than 0.05% of the Fund’s net assets.
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—70.7%
Aerospace & Defense—1.1%
15,000	Honeywell International, Inc. . . .	$712,050
Auto Components—2.6%
30,500	Autoliv, Inc. (a) . . . . . . . . . . . . . . .	1,669,875
Capital Markets—1.8%
25,900	State Street Corp. . . . . . . . . . . . . .	1,126,650
Chemicals—1.9%
3,200	Air Products & Chemicals, Inc. . . .	245,696
1,000	Lubrizol Corp. . . . . . . . . . . . . . . . .	90,340
5,000	PPG Industries, Inc. . . . . . . . . . . . .	351,850
25,000	RPM International, Inc. . . . . . . . . .	552,000
		1,239,886
Commercial Banks—5.9%
18,000	Bancorp Rhode Island, Inc. . . . . . .	516,060
3,846	IBERIABANK Corp. . . . . . . . . . . . .	237,067
10,000	Pacific Continental Corp. . . . . . . .	115,900
5,000	PNC Financial Services Group, Inc. .	336,050
12,000	Regions Financial Corp. . . . . . . . .	106,080
7,495	Southside Bancshares, Inc. . . . . . .	161,742
2,293	Susquehanna Bancshares, Inc. . . .	24,994
30,000	Valley National Bancorp . . . . . . . .	487,200
69,501	Webster Financial Corp. . . . . . . . .	1,440,061
10,432	Wells Fargo & Co. . . . . . . . . . . . . .	345,404
		3,770,558
Commercial Services & Supplies—1.1%
27,500	McGrath RentCorp . . . . . . . . . . . .	714,725
Construction Materials—1.2%
24,199	Eagle Materials, Inc. . . . . . . . . . . .	771,222
Consumer Finance—0.3%
5,800	The Student Loan Corp. . . . . . . . .	163,792
Diversified Financial Services—7.2%
63,041	Bank of America Corp. . . . . . . . . .	1,124,021
143,670	Citigroup, Inc. (a) . . . . . . . . . . . . .	627,838
2,600	CME Group, Inc. . . . . . . . . . . . . . .	853,866
45,600	JPMorgan Chase & Co. . . . . . . . . .	1,941,648
10,406	Medallion Financial Corp. . . . . . .	83,248
		4,630,621
Electric Utilities—2.1%
51,000	Allegheny Energy, Inc. . . . . . . . . .	1,110,780
6,900	American Electric Power Co., Inc. .	236,670
		1,347,450
Electrical Equipment—2.5%
25,000	AMETEK, Inc. . . . . . . . . . . . . . . . . .	1,081,250
10,700	Emerson Electric Co. . . . . . . . . . . .	558,861
		1,640,111
Food & Staples Retailing—3.3%
200	Arden Group, Inc. . . . . . . . . . . . . .	20,300
20,000	CVS Caremark Corp. . . . . . . . . . . .	738,600
20,000	Sysco Corp. . . . . . . . . . . . . . . . . . .	630,800
20,000	Walgreen Co. . . . . . . . . . . . . . . . .	703,000
		2,092,700
Food Products—1.0%
12,000	Kellogg Co. . . . . . . . . . . . . . . . . . .	659,280

	Security
Shares	Description	Value
Common Stocks—continued
Health Care Equipment & Supplies—2.4%
8,600	Becton, Dickinson & Co. . . . . . . . .	$656,782
15,000	Teleflex, Inc. . . . . . . . . . . . . . . . . .	919,800
		1,576,582
Health Care Providers & Services—1.1%
13,000	MEDNAX, Inc. (a) . . . . . . . . . . . . .	714,220
Hotels, Restaurants & Leisure—0.7%
10,000	Darden Restaurants, Inc. . . . . . . .	447,500
Household Durables—2.0%
20,000	Hovnanian Enterprises, Inc.—
	Class A (a) . . . . . . . . . . . . . . . . .	142,200
28,000	Lennar Corp.—Class A . . . . . . . . .	557,200
30,000	Pulte Homes, Inc. (a) . . . . . . . . . . .	392,700
32,000	Standard Pacific Corp. (a) . . . . . . .	205,120
		1,297,220
Household Products—0.9%
4,000	Clorox Co. . . . . . . . . . . . . . . . . . . .	258,800
4,000	Colgate-Palmolive Co. . . . . . . . . .	336,400
		595,200
Industrial Conglomerates—3.6%
10,000	3M Co. . . . . . . . . . . . . . . . . . . . . . .	886,700
74,600	General Electric Co. . . . . . . . . . . .	1,406,956
		2,293,656
Insurance—0.7%
20,000	Ambac Financial Group, Inc. (a) . .	30,200
5,000	Chubb Corp. . . . . . . . . . . . . . . . . .	264,350
12,227	Fidelity National Financial, Inc.—
	Class A . . . . . . . . . . . . . . . . . . . .	185,606
		480,156
IT Services—0.2%
5,374	Fidelity National Information
	Services, Inc. . . . . . . . . . . . . . . . .	141,282
Machinery—2.2%
14,800	Lincoln Electric Holdings, Inc.	887,112
12,000	PACCAR, Inc. . . . . . . . . . . . . . . . . .	558,240
		1,445,352
Media—0.2%
7,692	CBS Corporation—Class B . . . . . . .	124,687
Oil, Gas & Consumable Fuels—6.5%
59,000	CONSOL Energy, Inc. . . . . . . . . . . .	2,636,120
8,000	El Paso Pipeline Partners LP . . . . .	216,240
13,000	Hess Corp. . . . . . . . . . . . . . . . . . . .	826,150
20,000	Penn Virginia Corp. . . . . . . . . . . .	510,200
		4,188,710
Pharmaceuticals—3.3%
7,000	Abbott Laboratories . . . . . . . . . . .	358,120
27,000	Johnson & Johnson . . . . . . . . . . . .	1,736,100
1,384	Warner Chilcott PLC (a) . . . . . . . .	39,250
		2,133,470

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value

Common Stocks—continued
Real Estate Investment Trusts—9.3%
20,000	Annaly Capital Management, Inc. .	$339,000
13,000	Boston Properties, Inc. . . . . . . . . .	1,025,180
100,000	CBL & Associates Properties, Inc. .	1,460,000
13,804	Developers Diversified Realty
	Corp. . . . . . . . . . . . . . . . . . . . . . .	169,651
46,357	DiamondRock Hospitality Co.	509,463
12,700	ProLogis . . . . . . . . . . . . . . . . . . . . .	167,259
23,823	Simon Property Group, Inc. . . . . .	2,120,724
20,000	Two Harbors Investment Corp.	177,600
		5,968,877
Real Estate Management & Development—0.3%
8,433	Forestar Group, Inc. (a) . . . . . . . . .	190,080
Road & Rail—1.4%
15,000	Norfolk Southern Corp. . . . . . . . .	889,950
Semiconductors & Semiconductor
Equipment—0.5%
10,000	Microchip Technology, Inc. . . . . . .	292,100
Thrifts & Mortgage Finance—1.2%
75,600	Federal National Mortgage
	Association (a) . . . . . . . . . . . . . .	92,232
8,433	Guaranty Financial Group, Inc. (a) .	337
31,500	New York Community Bancorp,
	Inc. . . . . . . . . . . . . . . . . . . . . . . .	518,805
12,934	Ocwen Financial Corp. (a) . . . . . .	149,388
		760,762
Trading Companies & Distributors—0.9%
15,000	WESCO International, Inc. (a)	609,300
Water Utilities—1.3%
31,200	SJW Corp. . . . . . . . . . . . . . . . . . . .	857,376
	Total Common Stocks
	(Cost $47,942,886) . . . . . . . . . . .	45,545,400

	Security
Shares	Description	Value

Convertible Preferred Stocks—0.0%*
Commercial Banks—0.0%*
47	Popular, Inc., Series D, 0.000% (a)	$1,537
	Total Convertible Preferred
	Stocks (Cost $1,175) . . . . . . . . .	1,537
Investment Companies—0.5%
2,000	Direxion Daily Technology Bull
	3X Shares . . . . . . . . . . . . . . . . . .	329,220
	Total Investment Companies
	(Cost $448,236) . . . . . . . . . . . . .	329,220
Principal
Amount
Bonds and Notes—21.0%
U.S. Treasury Bonds—17.7%
$3,000,000	6.000%, 02/15/2026 . . . . . . . . . . .	3,614,064
7,000,000	5.250%, 11/15/2028 . . . . . . . . . . .	7,810,467
		11,424,531
U.S. Treasury Notes—3.3%
2,000,000	5.000%, 08/15/2011 . . . . . . . . . . .	2,114,610
	Total Bonds and Notes
	(Cost $13,463,889) . . . . . . . . . . .	13,539,141
Shares
Short-Term Investments—7.2%
4,623,410	Federated Treasury Obligations
	Fund, 0.01% . . . . . . . . . . . . . . .	4,623,410
	Total Short-Term Investments
	(Cost $4,623,410) . . . . . . . . . . . .	4,623,410
	Total Investments
	(Cost $66,479,596)—99.4% . . . .	64,038,708
	Other Assets in Excess of
	Liabilities—0.6% . . . . . . . . . . . .	412,064
	TOTAL NET ASSETS—100.0% . . . .	$64,450,772

Percentages are stated as a percent of net assets.
*Amount is less than 0.05%.
(a) Non-income producing security.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
LP—Limited Partnership
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—96.0%
Alabama—4.9%
$1,000,000	Birmingham Water Works Board,
	Subordinated Revenue
	3.000%, 07/01/2010 . . . . . . . . . .	$1,002,070
20,000,000	Chatom Industrial Development
	Board Revenue, Electric—Series A
	(SPA: National Rural Utility Finance)
	1.230%, 08/01/2037
	(Putable on 08/02/2010) . . . . . .	19,997,000
2,000,000	Chatom Industrial Development
	Board Revenue, Electric—Series C
	(SPA: National Rural Utility Finance)
	1.600%, 06/01/2010 . . . . . . . . . .	1,999,960
33,000,000	Chatom Industrial Development
	Board Revenue, Powersouth
	Energy Cooperative—Series A
	(SPA: National Rural Utility Finance)
	1.600%, 11/15/2038
	(Putable on 05/15/2010) . . . . . .	33,000,000
550,000	Cullman Healthcare Authority,
	Cullman Regional Medical
	Center—Series A
	5.000%, 02/01/2011 . . . . . . . . . .	560,637
5,795,000	Health Care Authority for Baptist
	Health—Series A
	(CS: Assured Guaranty)
	6.125%, 05/15/2012 . . . . . . . . . .	6,097,615
5,525,000	Health Care Authority for Baptist
	Health—Series B, ARN
	(CS: Assured Guaranty)
	1.000%, 11/15/2037
	(Putable on 05/07/2010) (a)	5,525,000
1,660,000	Madison Industrial Development
	Board Revenue, WL Halsey
	Grocery Co., VRDN
	(LOC: Regions Bank)
	1.050%, 04/01/2016
	(Putable on 05/07/2010) (a)	1,660,000
	Montgomery Industrial
	Development Board Revenue,
	Kinpak, Inc., VRDN
	(LOC: Regions Bank)
680,000	2.000%, 03/01/2012
	(Putable on 05/07/2010) (a)	680,000
2,570,000	2.000%, 06/01/2017
	(Putable on 05/07/2010) (a)	2,570,000
		73,092,282
Arizona—2.5%
8,500,000	Cochise County Pollution Control
	Corp., Arizona Electric Power
	Cooperative, Inc.
	1.480%, 09/01/2010 . . . . . . . . . .	8,496,600
500,000	Flagstaff, Aspen Place Sawmill
	Improvement District
	5.000%, 01/01/2013 . . . . . . . . . .	501,345
3,300,000	Maricopa County Pollution
	Control Corp., Arizona Public
	Services Co.—Series B
	5.500%, 05/01/2012 . . . . . . . . . .	3,504,138

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Arizona—continued
$6,000,000	Navajo County Pollution Control
	Corp.—Series A
	5.000%, 06/01/2034
	(Putable on 06/01/2012) . . . . . .	$6,325,920
10,250,000	Scottsdale Industrial Development
	Authority Variable Hospital
	Revenue, ARN
	(CS: AGM)
	1.010%, 09/01/2045
	(Putable on 05/04/2010) (a)	10,250,000
8,560,000	Tolleson Commercial Paper
	0.900%, 05/05/2010 . . . . . . . . . .	8,560,257
		37,638,260
Arkansas—2.3%
5,400,000	Pulaski County Public Facilities
	Board Revenue, Anthony
	School, VRDN
	(LOC: Regions Bank)
	0.850%, 06/01/2033
	(Putable on 05/07/2010) (a)	5,400,000
5,425,000	Pulaski County Public Facilities
	Board Revenue,
	Chapelridge, VRDN
	(LOC: Regions Bank)
	1.000%, 03/01/2032
	(Putable on 05/07/2010) (a)	5,425,000
6,350,000	Pulaski County Public Facilities
	Board Revenue, Chapelridge
	South West, VRDN
	(LOC: Regions Bank)
	1.000%, 11/01/2034
	(Putable on 05/07/2010) (a)	6,350,000
4,350,000	Pulaski County Public Facilities
	Board, Valley Heights
	Apartments II—Series C, VRDN
	(LOC: Regions Bank)
	1.000%, 04/01/2040
	(Putable on 05/07/2010) (a)	4,350,000
5,200,000	State Development Finance
	Authority, Capri Apartments—
	Series F, VRDN
	(LOC: Regions Bank)
	1.000%, 10/01/2030
	(Putable on 05/07/2010) (a)	5,200,000
7,500,000	State Development Finance
	Authority, Chapelridge Benton—
	Series C, VRDN
	(LOC: Regions Bank)
	1.000%, 06/01/2032
	(Putable on 05/07/2010) (a)	7,500,000
		34,225,000
California—5.3%
2,000,000	Bay Area Government Association,
	Acceleration Notes
	(CS: XLCA)
	5.000%, 08/01/2013 . . . . . . . . . .	2,014,580
1,750,000	Irvine Unified School District,
	Special Community Facilities
	District 86-1
	(CS: Assured Guaranty)
	3.000%, 09/01/2010 . . . . . . . . . .	1,758,820

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
California—continued
$8,675,000	Palomar Pomerado Health
	Care—Series A, ARN
	(CS: AGM)
	1.000%, 11/01/2036
	(Putable on 05/04/2010) (a)	$8,675,000
5,575,000	Palomar Pomerado Health
	Care—Series B, ARN
	(CS: AGM)
	1.040%, 11/01/2036
	(Putable on 05/05/2010) (a)	5,575,000
13,325,000	Palomar Pomerado Health
	Care—Series C, ARN
	(CS: AGM)
	1.000%, 11/01/2036
	(Putable on 05/06/2010) (a)	13,325,000
3,410,000	Sacramento County Certificates
	5.000%, 02/01/2011 . . . . . . . . . .	3,494,500
2,065,000	San Francisco City & County
	Airports Commissions,
	Second Series Issue 26a
	(CS: MBIA)
	5.000%, 05/01/2012 . . . . . . . . . .	2,086,125
500,000	State Communities Development
	Authority, Delaware Mesa
	Farms—Series A, VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.450%, 05/01/2019
	(Putable on 05/07/2010) (a)	500,000
325,000	State Housing Finance Agency
	Revenue, Multifamily Housing—
	Series A, VRDN
	(CS: AGM)
	3.500%, 02/01/2034
	(Putable on 05/07/2010) (a)	325,000
38,260,000	State Revenue Anticipation Notes,
	Subordinated—Series A-1
	3.000%, 05/25/2010 . . . . . . . . . .	38,312,415
1,665,000	State Revenue Anticipation Notes,
	Subordinated—Series A-2
	3.000%, 06/23/2010 . . . . . . . . . .	1,670,045
125,000	State Township Health Care
	District Revenue—Series A
	4.500%, 07/01/2011 . . . . . . . . . .	130,028
		77,866,513
Colorado—1.3%
7,895,000	Denver City & County Airport
	Revenue—Series A
	(CS: AMBAC)
	6.000%, 11/15/2011
	(Putable on 11/15/2010) . . . . . .	8,107,376
1,900,000	Denver City & County Airport
	Revenue, Subseries A3
	(CS: AGM)
	5.000%, 05/15/2011 . . . . . . . . . .	1,971,136
3,000,000	Denver City & County Airport
	Revenue, Subseries A4
	5.250%, 05/15/2011 . . . . . . . . . .	3,119,940
1,000,000	E-470 Public Highway Authority
	Revenue, Series A-2
	(CS: MBIA)
	5.000%, 09/01/2011 . . . . . . . . . .	1,044,550

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Colorado—continued
$4,650,000	State Educational and Cultural
	Facilities Authority,
	First Academy, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.600%, 04/01/2037
	(Putable on 05/07/2010) (a)	$4,650,000
		18,893,002
Connecticut—0.4%
520,000	Bridgeport , Subordinated—
	Series A
	(CS: AGM)
	2.000%, 08/15/2010 . . . . . . . . . .	521,388
5,000,000	State Development Authority,
	Light & Power—Series A
	1.400%, 04/01/2011 . . . . . . . . . .	5,000,000
		5,521,388
Delaware—0.3%
3,850,000	State Economic Development
	Authority, Delmarva
	Power & Light Co.
	5.650%, 07/01/2028
	(Putable on 07/01/2010)	3,867,287
Florida—10.2%
1,000,000	Arcadia Housing Authority,
	Arcadia Oaks Associated, Ltd.
	4.250%, 01/01/2012 . . . . . . . . . .	1,000,540
8,205,000	Broward County Housing Finance
	Authority, Golf View Gardens
	Apartments, VRDN
	(LOC: Regions Bank)
	3.250%, 11/01/2043
	(Putable on 05/07/2010) (a)	8,205,000
2,705,000	Cape Coral Water &
	Sewer Revenue
	6.000%, 10/01/2011 . . . . . . . . . .	2,799,134
1,700,000	Citizens Property Insurance Corp.,
	Senior Secured High Risk
	Notes—Series A
	(CS: MBIA)
	5.000%, 03/01/2011 . . . . . . . . . .	1,754,519
	Citizens Property Insurance Corp.,
	Senior Secured High Risk
	Notes—Series A-2
20,000,000	4.500%, 06/01/2010 . . . . . . . .	20,056,599
48,000,000	2.000%, 04/21/2011 . . . . . . . .	48,439,679
3,300,000	Eustis Multi-Purpose Revenue,
	Series A, VRDN
	(LOC: SunTrust Bank)
	0.750%, 12/01/2027
	(Putable on 05/07/2010) (a)	3,300,000
1,000,000	Hillsborough County Aviation
	Authority, Tampa International
	Airport—Series D
	(CS: MBIA)
	5.500%, 10/01/2010 . . . . . . . . . .	1,019,770
8,360,000	Jackson County Industrial Revenue,
	Ice River Springs, VRDN
	(LOC: Regions Bank)
	1.000%, 07/01/2023
	(Putable on 05/07/2010) (a)	8,360,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Florida—continued
$2,225,000	Jacksonville Aviation Authority
	Revenue
	(CS: AMBAC)
	5.000%, 10/01/2010 . . . . . . . . . .	$2,261,557
4,125,000	Lake County Industrial
	Development Authority,
	Senninger Irrigation, Inc., VRDN
	(LOC: SunTrust Bank)
	0.920%, 11/01/2024
	(Putable on 05/07/2010) (a)	4,125,000
5,470,000	Lee County Housing Finance
	Authority Revenue, Heron
	Pond Apartments, VRDN
	(LOC: Regions Bank)
	3.000%, 12/01/2043
	(Putable on 05/07/2010) (a)	5,470,000
5,000,000	Lee County, Solid Waste Systems
	(CS: MBIA)
	5.625%, 10/01/2012 . . . . . . . . . .	5,248,450
1,500,000	Marion County Industrial
	Development Authority,
	ESD Waste 2 Water, Inc., VRDN
	(LOC: SunTrust Bank)
	0.670%, 10/01/2026
	(Putable on 05/07/2010) (a)	1,500,000
	Miami-Dade County Industrial
	Development Authority Revenue,
	Waste Management, Inc.
1,000,000	1.800%, 11/01/2010 . . . . . . . . . .	1,000,590
10,000,000	5.400%, 08/01/2011 . . . . . . . . . .	10,435,000
1,250,000	2.000%, 12/01/2018
	(Putable on 06/01/2010) . . . . . .	1,250,000
5,185,000	Miami-Dade County State
	Aviation—Series C
	(CS: MBIA)
	5.250%, 10/01/2012
	(Putable on 10/01/2010) . . . . . .	5,208,488
13,200,000	Orange County Health Facilities
	Authority, Adventist Long
	Term Care, VRDN
	(LOC: SunTrust Bank)
	2.650%, 11/15/2036
	(Putable on 05/07/2010) (a)	13,200,000
1,595,000	Riviera Beach Industrial
	Development Revenue,
	Rain Manufacturing, VRDN
	(LOC: SunTrust Bank)
	0.730%, 10/01/2010
	(Putable on 05/07/2010) (a)	1,595,000
1,000,000	St. Johns County Industrial
	Development Authority, Coastal
	Health Care Investor, VRDN
	(LOC: SunTrust Bank)
	3.250%, 12/01/2016
	(Putable on 05/07/2010) (a)	1,000,000
3,050,000	State Finance Department
	General Service Revenue,
	Environmental Protection and
	Preservation—Series 2002-A
	(CS: MBIA)
	5.375%, 07/01/2010 . . . . . . . . . .	3,069,764

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Florida—continued
$320,000	University Athletic Association, Inc.
	(LOC: SunTrust Bank)
	3.750%, 10/01/2011 . . . . . . . . . .	$330,973
		150,630,063
Georgia—2.5%
6,500,000	Atlanta Airport Revenue—
	Series C-2, VRDN
	(CS: MBIA; SPA: Wells
	Fargo Bank N.A.)
	2.300%, 01/01/2030
	(Putable on 05/07/2010) (a)	6,500,000
4,420,000	Atlanta Urban Residential Finance
	Authority Revenue, Delmonte/
	Brownlee—Series A, VRDN
	(LOC: SunTrust Bank)
	0.680%, 06/01/2033
	(Putable on 05/07/2010) (a)	4,420,000
3,000,000	Burke County Development
	Authority Pollution Control
	Revenue, Oglethorpe Power Co.
	(CS: MBIA)
	4.750%, 01/01/2040
	(Putable on 04/01/2011)	3,096,990
1,310,000	DeKalb County Housing Authority,
	Stone Mill Run Apartments, VRDN
	(LOC: Regions Bank)
	1.050%, 06/01/2027
	(Putable on 05/07/2010) (a)	1,310,000
1,400,000	Douglas County Development
	Authority Revenue, Electrical
	Fiber Systems, VRDN
	(LOC: Regions Bank)
	1.050%, 12/01/2021
	(Putable on 05/07/2010) (a)	1,400,000
300,000	Douglas County Development
	Authority Revenue, Whirlwind
	Steel Buildings, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 12/01/2012
	(Putable on 05/07/2010) (a)	300,000
3,970,000	Griffin-Spalding County
	Development Authority
	Revenue, Woodland
	Industries, Inc., VRDN
	(LOC: SunTrust Bank)
	1.800%, 02/01/2022
	(Putable on 05/07/2010) (a)	3,970,000
1,380,000	Liberty County Industrial Authority,
	HY Sil Manufacturing Co., Inc.—
	Series A, VRDN
	(LOC: SunTrust Bank)
	0.880%, 03/01/2016
	(Putable on 05/07/2010) (a)	1,380,000
14,565,000	Walker Dade & Catoosa Counties
	Hospital Authority,
	Anticipation Certificates,
	Hutcheson Medical, VRDN
	(LOC: Regions Bank)
	0.800%, 10/01/2028
	(Putable on 05/07/2010) (a)	14,565,000
		36,941,990

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Idaho—0.4%
$6,555,000	Boise Urban Renewal Agency—
	Series A, VRDN
	(LOC: Keybank N.A.)
	1.450%, 03/01/2024
	(Putable on 05/07/2010) (a)	$6,555,000
Illinois—6.7%
9,000,000	Aurora Economic Development
	Revenue, Aurora Christian
	Schools, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.600%, 06/01/2029
	(Putable on 05/07/2010) (a)	9,000,000
26,760,000	Crestwood Tax Increment Revenue,
	135th & Cicero Redevelopment,
	VRDN
	(LOC: Fifth Third Bank)
	1.500%, 12/01/2023
	(Putable on 05/07/2010) (a)	26,760,000
700,000	Des Plaines Industrial
	Development Revenue,
	MMP Properties LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 10/01/2018
	(Putable on 05/07/2010) (a)	700,000
310,000	Elk Grove Village Industrial
	Development, Rainbow Fish
	House, Inc., VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 05/01/2016
	(Putable on 05/07/2010) (a)	310,000
4,055,000	Granite City Solid Waste Revenue,
	Waste Management Inc.
	4.875%, 05/01/2027
	(Putable on 05/01/2013) . . . . . .	4,055,000
7,350,000	Harvard Multifamily Housing
	Revenue, Northfield Court, VRDN
	(LOC: Fifth Third Bank)
	1.250%, 12/01/2025
	(Putable on 05/07/2010) (a)	7,350,000
12,650,000	Rockford Revenue, Wesley
	Willows Obligation, VRDN
	(LOC: M&I Bank)
	1.250%, 04/01/2032
	(Putable on 05/07/2010) (a)	12,650,000
20,795,000	Rockford Revenue, Wesley
	Willows Obligations Group, VRDN
	(LOC: M&I Bank)
	1.250%, 04/01/2037
	(Putable on 05/07/2010) (a)	20,795,000
4,375,000	Springfield Airport Authority,
	Allied-Signal Inc., VRDN
	6.500%, 09/01/2018
	(Putable on 05/07/2010) (a)	4,375,000
350,000	State Certificates
	2.000%, 06/10/2010 . . . . . . . . . .	350,466
4,710,000	State Finance Authority Revenue,
	Beverly Arts Center of Chicago,
	VRDN
	(LOC: Fifth Third Bank)
	0.580%, 10/01/2028
	(Putable on 05/07/2010) (a)	4,710,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Illinois—continued
	State Finance Authority Revenue,
	Provena Health—Series A
$1,000,000	5.000%, 05/01/2010 . . . . . . . . . .	$1,000,000
1,000,000	5.000%, 05/01/2011 . . . . . . . . . .	1,028,530
1,680,000	State Finance Authority Revenue,
	Transparent Container, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 08/01/2024
	(Putable on 05/07/2010) (a)	1,680,000
3,010,000	Will-Kankakee Regional
	Development Authority,
	Atlas-Putty Products Co., VRDN
	(LOC: Fifth Third Bank)
	0.580%, 08/01/2036
	(Putable on 05/07/2010) (a)	3,010,000
805,000	Woodridge Industrial Revenue,
	McDavid Knee Guard, VRDN
	(LOC: M&I Bank)
	1.200%, 10/01/2011
	(Putable on 05/07/2010) (a)	805,000
		98,578,996
Indiana—2.5%
2,434,000	Bloomington Multifamily
	Housing Revenue, Willow
	Manor Apartments, VRDN
	(LOC: Fifth Third Bank)
	0.670%, 11/01/2032
	(Putable on 05/07/2010) (a)	2,434,000
6,750,000	Columbus Revenue,
	Mill Division, VRDN
	(LOC: SunTrust Bank)
	0.880%, 05/01/2015
	(Putable on 05/07/2010) (a)	6,750,000
500,000	Jasper County Pollution Control,
	Northern—Series A
	(CS: MBIA)
	4.150%, 08/01/2010 . . . . . . . . . .	502,760
5,900,000	St. Joseph County Educational
	Facilities Revenue, Holy Cross
	College, VRDN
	(LOC: Fifth Third Bank)
	0.580%, 09/01/2025
	(Putable on 05/07/2010) (a)	5,900,000
19,045,000	State Finance Authority Revenue,
	Marion General Hospital—
	Series A, VRDN
	(LOC: Regions Bank)
	2.000%, 07/01/2035
	(Putable on 05/07/2010) (a)	19,045,000
645,000	State Finance Authority Revenue,
	Marquette Manor
	4.875%, 08/15/2010 . . . . . . . . . .	647,806
1,600,000	State Health & Educational
	Facilities Financing Authority,
	Grandview Care—
	New Castle, VRDN
	(LOC: Fifth Third Bank)
	0.580%, 08/01/2027
	(Putable on 05/07/2010) (a)	1,600,000
		36,879,566

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Kansas—0.2%
$3,505,000	Topeka Multifamily Housing
	Refunding, Fleming Court, VRDN
	(LOC: M&I Bank)
	2.110%, 12/01/2028
	(Putable on 05/07/2010) (a)	$3,505,000
Kentucky—1.3%
700,000	Bardstown Industrial
	Development Revenue,
	JAV Investments LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2031
	(Putable on 05/07/2010) (a)	700,000
2,335,000	Fort Mitchell Industrial Building
	Revenue, Grandview/Hemmer
	(LOC: PNC Bank N.A.)
	1.750%, 08/01/2016
	(Putable on 08/01/2010)	2,335,000
400,000	Hancock County Industrial
	Development Revenue,
	Precision Roll Grinders, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2012
	(Putable on 05/07/2010) (a)	400,000
3,850,000	Pulaski County Waste Utilities
	Revenue—Series B
	1.250%, 08/15/2010
	(Putable on 08/16/2010)	3,849,307
4,630,000	West Buechel Industrial Building
	Revenue, Derby Fabricating,
	LLC, VRDN
	(LOC: Fifth Third Bank)
	0.670%, 06/01/2024
	(Putable on 05/07/2010) (a)	4,630,000
7,020,000	Wilmore Industrial Building
	Revenue, Asbury Theological,
	VRDN
	(LOC: Regions Bank)
	0.850%, 08/01/2031
	(Putable on 05/07/2010) (a)	7,020,000
		18,934,307
Louisiana—5.4%
3,085,000	Caddo-Bossier Parishes Port
	Commission, Oakley
	Louisiana Co., VRDN
	(LOC: Regions Bank)
	1.000%, 01/01/2028
	(Putable on 05/07/2010) (a)	3,085,000
4,600,000	Jefferson Parish Industrial
	Development Board Revenue,
	Sara Lee Corp., VRDN
	5.250%, 06/01/2024
	(Putable on 05/07/2010) (a)	4,600,000
3,800,000	Lafayette Economic Development
	Authority, Stirling Lafayette,
	LLC, VRDN
	(LOC: Regions Bank)
	0.850%, 02/01/2038
	(Putable on 05/07/2010) (a)	3,800,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Louisiana—continued
$2,195,000	North Webster Parish Industrial
	Development Revenue,
	CSP, VRDN
	(LOC: Regions Bank)
	3.400%, 09/01/2021
	(Putable on 05/07/2010) (a)	$2,195,000
2,825,000	Ouachita Parish Industrial
	Development Board, Garrett
	Manufacturing, LLC, VRDN
	(LOC: Regions Bank)
	1.000%, 12/01/2016
	(Putable on 05/07/2010) (a)	2,825,000
20,000,000	Plaquemines Port Harbor &
	Terminal District Revenue,
	International Marine Terminal—
	Series A
	(LOC: Wells Fargo Bank N.A.)
	1.200%, 03/15/2011 (a) . . . . . . .	19,981,000
2,050,000	State Housing Finance Agency
	Revenue, Multifamily Housing
	Restoration—Series A, VRDN
	(LOC: Regions Bank)
	1.000%, 12/01/2032
	(Putable on 05/07/2010) (a)	2,050,000
775,000	State Offshore Terminal Authority,
	Loop, LLC—Series B-1
	4.250%, 10/01/2037
	(Putable on 10/01/2010) . . . . . .	784,471
3,050,000	State Public Facilities Authority
	Revenue, Equipment & Capital
	Facilities Pooled—Loan B, VRDN
	(LOC: Hibernia National Bank)
	1.600%, 07/01/2033
	(Putable on 05/07/2010) (a)	3,050,000
2,345,000	State Public Facilities Authority
	Revenue, Equipment & Capital
	Facilities Pooled—Series B, VRDN
	(LOC: Hibernia National Bank)
	1.600%, 07/01/2033
	(Putable on 05/07/2010) (a)	2,345,000
	West Baton Rouge Commercial Paper
21,000,000	0.830%, 05/06/2010 . . . . . . . . . .	21,000,840
13,700,000	0.830%, 05/07/2010 . . . . . . . . . .	13,700,000
		79,416,311
Maine—0.5%
4,775,000	Finance Authority Industrial
	Development Revenue,
	Crobb Box Co.—Series A, VRDN
	(LOC: Keybank N.A.)
	0.640%, 10/01/2019
	(Putable on 05/07/2010) (a)	4,775,000
1,750,000	State Finance Authority Solid
	Waste Disposal Revenue,
	Waste Management, Inc.
	2.250%, 05/03/2010 . . . . . . . . . .	1,750,000
880,000	State Governmental Facilities
	Authority—Series A
	2.500%, 10/01/2010 . . . . . . . . . .	886,758
		7,411,758

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Massachusetts—2.7%
$20,000,000	State Development Finance
	Agency Commercial Paper
	0.900%, 05/05/2010 . . . . . . . . . .	$20,000,800
2,250,000	State Development Finance
	Agency, Waste Management,
	Inc.—Series B
	3.400%, 12/01/2012 . . . . . . . . . .	2,296,733
3,500,000	State Health & Educational
	Facilities Authority, Northeastern
	University—Series T-1
	4.125%, 10/01/2037
	(Putable on 02/16/2012) . . . . . .	3,653,825
2,000,000	State Health & Educational
	Facilities Authority, Northeastern
	University—Series T-2
	4.100%, 04/19/2012 . . . . . . . . . .	2,095,480
760,000	State Health & Educational
	Facilities Authority,
	Springfield College
	3.000%, 10/15/2011 . . . . . . . . . .	771,195
11,470,000	State Port Authority Revenue—
	Series B
	(CS: AGM)
	5.500%, 07/01/2010 . . . . . . . . . .	11,547,193
		40,365,226
Michigan—5.1%
49,200,000	State Housing Development
	Authority Revenue—
	Series A, VRDN
	(CS: AGM; SPA: DEPFA Bank PLC)
	1.150%, 04/01/2040
	(Putable on 05/07/2010) (a)	49,200,000
2,500,000	State Municipal Bond Authority,
	Aid Revenue Notes—Series B
	5.000%, 03/21/2011 . . . . . . . . . .	2,504,275
1,250,000	State Public Educational Facilities
	Authority Revenue Limited
	Obligation, Academy Woods,
	VRDN
	(LOC: Fifth Third Bank)
	0.580%, 05/01/2026
	(Putable on 05/07/2010) (a)	1,250,000
300,000	State Strategic Fund Limited
	Obligations Revenue, Creative
	Foam Corp., VRDN
	(LOC: JPMorgan Chase Bank)
	0.900%, 11/01/2011
	(Putable on 05/07/2010) (a)	300,000
300,000	State Strategic Fund Limited
	Obligations Revenue,
	CTD Real Estate Co. LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	1.200%, 11/01/2012
	(Putable on 05/07/2010) (a)	300,000
3,000,000	State Strategic Fund Limited
	Obligations Revenue, Detroit
	Education Court
	3.050%, 12/03/2012 . . . . . . . . . .	3,052,950

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Michigan—continued
$1,400,000	State Strategic Fund Limited
	Obligations Revenue, Envelope
	Printery, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.670%, 03/01/2027
	(Putable on 05/07/2010) (a)	$1,400,000
800,000	State Strategic Fund Limited
	Obligations Revenue,
	Press-Way Inc., VRDN
	(LOC: JPMorgan Chase Bank)
	1.200%, 05/01/2018
	(Putable on 05/07/2010) (a)	800,000
3,520,000	State Strategic Fund Limited
	Obligations Revenue,
	Quantum, Inc., VRDN
	(LOC: Keybank N.A.)
	3.950%, 06/01/2024
	(Putable on 05/07/2010) (a)	3,520,000
7,945,000	State Strategic Fund Limited
	Obligations Revenue, Sacred Heart
	Rehabilitation Center, VRDN
	(LOC: Fifth Third Bank)
	0.580%, 03/01/2037
	(Putable on 05/07/2010) (a)	7,945,000
2,100,000	State Strategic Fund Limited
	Obligations Revenue, Taylor
	Building Products, Inc.
	(LOC: PNC Bank N.A.)
	3.125%, 09/15/2010 . . . . . . . . . .	2,107,497
300,000	State Strategic Fund Limited
	Obligations Revenue, Warren
	Screw Products, Inc., VRDN
	(LOC: JPMorgan Chase Bank)
	1.200%, 09/01/2016
	(Putable on 05/07/2010) (a)	300,000
	State Strategic Fund Limited
	Obligations Revenue, Waste
	Management, Inc.
1,500,000	1.000%, 08/02/2010 . . . . . . . . . .	1,500,420
1,310,000	4.625%, 12/01/2012 . . . . . . . . . .	1,378,579
		75,558,721
Minnesota—0.2%
3,315,000	Ramsey Industrial Development
	Revenue, Kilkenny, LLC—
	Series A, VRDN
	(LOC: Associated Bank N.A.)
	4.000%, 06/01/2025
	(Putable on 05/07/2010) (a)	3,315,000
Mississippi—1.9%
3,900,000	Claiborne County
	Commercial Paper
	1.250%, 09/01/2010 . . . . . . . . . .	3,910,959
6,560,000	State Business Finance Corp.,
	Best Buy Plaza, LP, VRDN
	(LOC: Regions Bank)
	0.850%, 09/01/2033
	(Putable on 05/07/2010) (a)	6,560,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Mississippi—continued
$7,500,000	State Business Finance Corp.,
	Coast Electric Power
	Association—Series A
	(SPA: National Rural Utility Finance)
	1.875%, 05/01/2037
	(Putable on 11/01/2010) . . . . . .	$7,500,000
2,900,000	State Business Finance Corp.,
	Waste Management, Inc.
	1.000%, 09/01/2010 . . . . . . . . . .	2,900,000
6,050,000	State Home Corp. Multifamily
	Housing Authority Revenue,
	Chapel Ridge Apartments, VRDN
	(LOC: Regions Bank)
	1.000%, 05/01/2031
	(Putable on 05/07/2010) (a)	6,050,000
750,000	State Hospital Equipment &
	Facilities Authority Revenue,
	Baptist Health System, Inc.
	5.000%, 08/15/2011 . . . . . . . . . .	772,928
250,000	State Hospital Equipment &
	Facilities Authority Revenue,
	Forrest County General Hospital
	5.250%, 01/01/2011 . . . . . . . . . .	254,913
		27,948,800
Missouri—2.0%
2,600,000	Springfield Industrial
	Development Authority, Edco
	Group, Inc., VRDN
	(LOC: M&I Bank)
	1.990%, 10/01/2027
	(Putable on 05/07/2010) (a)	2,600,000
1,565,000	St. Louis Airport Revenue—
	Series A
	(CS: MBIA)
	5.500%, 07/01/2010 . . . . . . . . . .	1,574,640
3,025,000	St. Louis County Industrial
	Development Authority,
	Metal Products, VRDN
	(LOC: M&I Bank)
	2.100%, 02/01/2023
	(Putable on 05/07/2010) (a)	3,025,000
3,750,000	State Development Finance
	Board, Kopytek Printing, VRDN
	(LOC: M&I Bank)
	2.530%, 08/01/2032
	(Putable on 05/07/2010) (a)	3,750,000
17,950,000	State Health & Educational
	Facilities Authority,
	SSM Health Care—Series B
	0.650%, 08/05/2010 . . . . . . . . . .	17,950,000
		28,899,640
Multi-State—1.8%
23,620,000	Putable Floating Option
	Tax-Exempt Receipts, VRDN (LIQ:
	Merrill Lynch Capital Services)
	0.620%, 07/01/2047
	(Putable on 05/07/2010) (a)	23,620,000
4,700,000	Theop, LLC, ARN
	0.560%, 01/01/2039 (c)(d) . . . . .	2,820,000
		26,440,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Nevada—0.1%
$1,500,000	Clark County Passenger
	Facilities Revenue,
	Las Vegas McCarran Airport
	(CS: MBIA)
	5.250%, 07/01/2010 . . . . . . . . . .	$1,510,695
750,000	Reno Hospital Revenue, Washoe
	Medical Center—Series C
	(CS: AGM)
	3.000%, 06/01/2011 . . . . . . . . . .	760,950
		2,271,645
New Hampshire—0.8%
5,000,000	State Business Financing
	Authority Revenue,
	Pennichuck Water Works
	(CS: AMBAC)
	3.625%, 10/01/2035
	(Putable on 07/01/2010)	5,003,050
1,000,000	State Business Financing Authority,
	United Illuminating Co.
	7.125%, 02/01/2012 . . . . . . . . . .	1,077,100
5,000,000	State Business Financing
	Authority, United Illuminating
	Co.—Series A
	6.875%, 02/01/2012 . . . . . . . . . .	5,364,400
		11,444,550
New Jersey—2.9%
4,625,000	Gloucester County Improvement
	Authority, Waste Management,
	Inc.—Series A
	2.625%, 12/01/2029
	(Putable on 12/03/2012)	4,697,243
1,000,000	Gloucester County Improvement
	Authority, Waste Management,
	Inc.—Series B
	3.375%, 12/01/2029
	(Putable on 12/03/2012)	1,008,480
230,000	Health Care Facilities Finance
	Authority Revenue, Trinitas
	Hospital—Series A Convertible
	4.750%, 07/01/2012 . . . . . . . . . .	235,909
3,140,000	Irvington Township, Bond
	Anticipation Notes
	2.350%, 03/11/2011 . . . . . . . . . .	3,189,989
1,500,000	Manchester Utilities Authority
	Revenue, Temporary Funding
	Notes
	3.500%, 02/04/2011 . . . . . . . . . .	1,504,785
9,800,000	Newark Bond Anticipation Notes
	General Improvement—Series A
	1.250%, 06/17/2010 . . . . . . . . . .	9,805,096
5,000,000	Newark School Promissory
	Notes—Series D
	1.250%, 06/17/2010 . . . . . . . . . .	5,003,400
796,000	Newark Special Emergency
	Notes—Series C
	3.250%, 01/19/2011 . . . . . . . . . .	799,646
582,800	Newark Tax Appeal
	Notes—Series H
	3.250%, 12/16/2010 . . . . . . . . . .	584,962

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
New Jersey—continued
$6,500,000	State Economic Development
	Authority, EI Dorado—Series A
	0.875%, 07/01/2010 . . . . . . . . . .	$6,499,610
	State Housing & Mortgage
	Finance Agency Revenue,
	Single Family
	Housing—Series EE
915,000	2.000%, 10/01/2010 . . . . . . . . . .	915,137
720,000	2.750%, 04/01/2011 . . . . . . . . . .	720,504
870,000	Tobacco Settlement Financing
	Corporation
	5.750%, 06/01/2032 . . . . . . . . . .	934,049
2,882,500	Trenton Bond Anticipation Notes,
	General Improvement
	3.500%, 12/10/2010 . . . . . . . . . .	2,897,114
	Trenton Bond Anticipation Notes,
	Water Utility
1,710,379	3.000%, 07/15/2010 . . . . . . . . . .	1,712,466
2,451,605	3.500%, 07/15/2010 . . . . . . . . . .	2,455,773
		42,964,163
New Mexico—0.1%
1,215,000	Las Cruces Industrial Development
	Revenue, Parkview Metal
	Products, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2022
	(Putable on 05/07/2010) (a)	1,215,000
New York—1.4%
3,235,000	Monroe County Industrial
	Development Agency
	Revenue—Series A, VRDN
	(LOC: M&I Bank)
	0.690%, 12/01/2016
	(Putable on 05/07/2010) (a)	3,235,000
55,000	Monroe County Industrial
	Development Agency Revenue,
	Hillside Children’s Center, VRDN
	(LOC: Keybank N.A.)
	0.490%, 08/01/2018
	(Putable on 05/07/2010) (a)	55,000
85,000	Otsego County Industrial
	Development Agency Revenue,
	Templeton Foundation—Series A,
	VRDN (LOC: Keybank N.A)
	0.490%, 06/01/2027
	(Putable on 05/07/2010) (a)	85,000
1,800,000	State Adjusted Fiscal 2008,
	Series J-3, VRDN
	(LOC: Allied Irish Bank PLC)
	0.450%, 08/01/2023
	(Putable on 05/07/2010) (a)	1,800,000
1,345,000	State Dormitory Authority
	Revenue, Manhattan
	Marymount
	3.000%, 07/01/2011 . . . . . . . . . .	1,364,126
1,000,000	State Dormitory Authority
	Revenue, NYU Hospital
	Center—Series A
	5.000%, 07/01/2010 . . . . . . . . . .	1,003,160

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
New York—continued
$12,000,000	Town of East Hampton—
	Anticipation Notes—Series D
	1.500%, 06/30/2010 . . . . . . . . . .	$12,007,800
500,000	Westchester Tobacco Asset
	Securitization Corporation
	5.000%, 06/01/2026 . . . . . . . . . .	477,635
		20,027,721
North Carolina—1.3%
2,770,000	Charlotte Airport
	Revenue—Series B
	1.250%, 07/01/2010 . . . . . . . . . .	2,770,665
16,750,000	Mecklenburg County
	Certificates—Series A, VRDN
	(SPA: SunTrust Bank)
	0.580%, 02/01/2028
	(Putable on 05/07/2010) (a)	16,750,000
		19,520,665
Ohio—2.1%
1,260,000	Clermont County Industrial
	Development Revenue,
	Iannelli Enterprises, VRDN
	(LOC: Fifth Third Bank)
	0.670%, 12/01/2020
	(Putable on 05/07/2010) (a)	1,260,000
1,600,000	Cleveland Certificates, Cleveland
	Stadium—Series A
	2.000%, 11/15/2010 . . . . . . . . . .	1,605,200
1,460,000	Hamilton County Economic,
	La Salle High School, VRDN
	(LOC: Fifth Third Bank)
	0.580%, 03/01/2024
	(Putable on 05/07/2010) (a)	1,460,000
2,390,000	Mark Milford Hicksville Joint
	Township Hospital District,
	Community Memorial Hospital,
	VRDN (LOC: Fifth Third Bank)
	0.580%, 12/01/2037
	(Putable on 05/07/2010) (a)	2,390,000
1,680,000	Marysville Tax Increment
	Revenue—Series A
	(LOC: Fifth Third Bank)
	3.000%, 09/01/2010 . . . . . . . . . .	1,683,074
1,000,000	Marysville Tax Increment Revenue,
	Gate Department—Series B
	(LOC: Fifth Third Bank)
	3.500%, 09/01/2010 . . . . . . . . . .	1,003,430
2,680,000	Sharonville Industrial
	Development Revenue,
	Duke Realty LP, VRDN
	(LOC: Fifth Third Bank)
	0.670%, 09/01/2014
	(Putable on 05/07/2010) (a)	2,680,000
3,095,000	Stark County Industrial
	Development Revenue,
	Products, Inc., VRDN
	(LOC: Keybank N.A.)
	0.640%, 06/01/2018
	(Putable on 05/07/2010) (a)	3,095,000
2,485,000	State Air Quality Development
	Authority, First Energy- Series C
	3.000%, 04/02/2012 . . . . . . . . . .	2,533,159

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Ohio—continued
$5,000,000	State Air Quality Development
	Authority, Ohio Power
	7.125%, 06/01/2010 . . . . . . . . . .	$5,019,250
2,305,000	State Water Development
	Authority, First Energy—Series B
	3.000%, 04/02/2012 . . . . . . . . . .	2,349,671
4,055,000	Summit County Port Authority
	Revenue, Edgewood Apartments
	4.250%, 05/01/2010 . . . . . . . . . .	4,055,000
2,250,000	Warrensville Heights
	Anticipation Notes
	3.000%, 02/03/2011 . . . . . . . . . .	2,265,705
		31,399,489
Oklahoma—0.0%*
400,000	Cherokee Nation of Oklahoma
	National Healthcare System—
	Series 2006
	(CS: ACA)
	4.100%, 12/01/2011 (b) . . . . . . .	410,548
Oregon—1.0%
15,000,000	Gilliam County Solid Waste
	Disposal Revenue, Waste
	Management, Inc.
	1.000%, 09/01/2010 . . . . . . . . . .	15,000,000
400,000	Gilliam County Solid Waste
	Disposal Revenue, Waste
	Management, Inc.—Series A
	6.000%, 08/01/2025
	(Putable on 05/01/2013) . . . . . .	400,000
		15,400,000
Pennsylvania—6.5%
3,000,000	Allegheny County Airport Revenue,
	Pittsburgh International Airport
	(CS: MBIA)
	5.750%, 01/01/2011 . . . . . . . . . .	3,060,900
2,500,000	Allegheny County Hospital
	Development Authority,
	University Pittsburgh Medical
	Center—Series A
	3.000%, 05/15/2011 . . . . . . . . . .	2,563,475
21,865,000	Harrisburg Water Authority
	Revenue—Series B, VRDN
	(CS: AGM; SPA: DEXIA Credit
	Local)
	0.730%, 07/15/2017
	(Putable on 05/07/2010) (a)	21,865,000
1,200,000	Lancaster County Solid Waste
	Management Authority—
	Series A
	2.000%, 12/15/2010 . . . . . . . . . .	1,201,812
1,000,000	Philadelphia Municipal Lease
	Authority Revenue—Series B
	(CS: AGM)
	5.250%, 11/15/2010 . . . . . . . . . .	1,017,880
60,000,000	Philadelphia Tax & Revenue
	Anticipation Notes—Series B
	2.500%, 06/30/2010 . . . . . . . . . .	60,176,999

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Pennsylvania—continued
$1,000,000	State Economic Development
	Financing Authority Revenue,
	Albert Einstein Healthcare—
	Series A
	5.000%, 10/15/2010 . . . . . . . . . .	$1,012,740
1,000,000	State Economic Development
	Financing Authority Revenue,
	Exelon Generation
	5.000%, 12/01/2042
	(Putable on 06/01/2012)	1,057,440
2,000,000	State Economic Development
	Financing Authority Revenue,
	Waste Management, Inc.
	2.625%, 12/01/2033
	(Putable on 12/03/2012)	2,031,240
2,750,000	State Economic Development
	Financing Authority Revenue,
	Waste Management, Inc.—
	Series A
	2.250%, 11/01/2021
	(Putable on 05/01/2015)	2,750,000
		96,737,486
Puerto Rico—3.5%
1,150,000	Electric Power Authority—
	Series Aa
	(CS: MBIA)
	6.250%, 07/01/2010 . . . . . . . . . .	1,159,338
1,590,000	Municipal Finance Agency—
	Series A
	(CS: AGM)
	5.250%, 07/01/2010 . . . . . . . . . .	1,594,563
26,500,000	Public Finance Corp.,
	Commonwealth—Series A
	(LOC: Government Development
	Bank of Puerto Rico)
	5.750%, 02/01/2012 . . . . . . . . . .	27,564,240
20,000,000	Sales Tax Financing Corp.—Series A
	5.000%, 08/01/2011 . . . . . . . . . .	20,893,399
		51,211,540
Rhode Island—0.1%
1,000,000	State Economic Development
	Corp.—Series A
	(CS: MBIA)
	6.000%, 07/01/2010 . . . . . . . . . .	1,006,860
South Carolina—0.8%
6,550,000	State Jobs—Economic
	Development Authority Revenue,
	Congo Medical Products, VRDN
	(LOC: Bayerische Hypo-Und
	Veriensbank)
	1.200%, 09/01/2010
	(Putable on 05/07/2010) (a)	6,550,000
5,000,000	State Jobs—Economic
	Development Authority Revenue,
	Goglanian Bakeries, Inc., VRDN
	(LOC: California Bank & Trust)
	1.000%, 12/01/2029
	(Putable on 05/07/2010) (a)	5,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
South Carolina—continued
$1,000,000	State Jobs—Economic
	Development Authority
	Revenue, Palmetto Health
	3.000%, 08/01/2010 . . . . . . . . . .	$1,002,170
		12,552,170
South Dakota—0.1%
1,425,000	Education Loans, Inc., South
	Dakota Student Tax Exempt
	Senior Asset Backed
	(CS: Guaranteed Student Loans)
	4.950%, 06/01/2010 . . . . . . . . . .	1,428,648
Tennessee—3.5%
11,000,000	Blount County Public Building
	Authority, Local Government
	Public Improvement
	Series D-3-A, VRDN
	(CS: Municipal Government
	Guaranteed; SPA: DEPFA Bank
	PLC) 0.600%, 06/01/2034
	(Putable on 05/07/2010) (a)	11,000,000
	Chattanooga-Hamilton County
	Hospital Authority, Erlaner Health
	(CS: AGM)
1,800,000	2.000%, 10/01/2010 . . . . . . . . . .	1,809,900
4,415,000	2.000%, 10/01/2010 . . . . . . . . . .	4,439,282
2,000,000	Franklin County Industrial
	Development Board, Hi-Tech,
	VRDN
	(LOC: Regions Bank)
	1.000%, 11/01/2012
	(Putable on 05/07/2010) (a)	2,000,000
7,700,000	Franklin Public Building
	Authority—Series A-1, VRDN
	(SPA: DEPFA Bank PLC)
	0.600%, 06/01/2037
	(Putable on 05/07/2010) (a)	7,700,000
2,250,000	Lewisburg Industrial Development
	Board, Waste Management, Inc.
	2.500%, 07/01/2012 . . . . . . . . . .	2,280,263
2,365,000	Metropolitan Government
	Nashville & Davidson County
	Health & Educational Facilities
	Board Revenue, Swiss Ridge
	Apartments, VRDN
	(LOC: Regions Bank)
	1.000%, 12/01/2027
	(Putable on 05/07/2010) (a)	2,365,000
3,450,000	Metropolitan Government
	Nashville & Davidson County
	Health & Educational Facilities
	Board
	Revenue, Wedgewood—
	Series A, VRDN
	(LOC: Regions Bank)
	1.000%, 06/01/2034
	(Putable on 05/07/2010) (a)	3,450,000
8,400,000	Sevier County Public Building
	Authority, VRDN
	(SPA: DEPFA Bank PLC)
	0.600%, 06/01/2034
	(Putable on 05/07/2010) (a)	8,400,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Tennessee—continued
$6,355,000	Shelby County Health Educational
	& Housing Facilities Board,
	Eden Pointe Apartments, VRDN
	(LOC: Regions Bank)
	1.000%, 03/01/2040
	(Putable on 05/07/2010) (a)	$6,355,000
1,700,000	Wilson County Industrial
	Development Board, Rock
	Tennessee Converting Co., VRDN
	(LOC: SunTrust Bank)
	0.880%, 07/01/2035
	(Putable on 05/07/2010) (a)	1,700,000
		51,499,445
Texas—3.7%
410,000	Capital Area Cultural Education
	Facilities Finance Corp., Roman
	Catholic Diocese—Series A
	4.000%, 04/01/2011 . . . . . . . . . .	415,133
6,000,000	Gulf Coast Industrial Development
	Authority Revenue, Cinergy
	Solutions, VRDN
	1.550%, 05/01/2039
	(Putable on 05/07/2010) (a)	6,000,000
15,600,000	Harris County Health Facilities
	Development Corp., Ars-Christus
	Health—Series A-3, ARN
	(CS: AGM)
	1.080%, 07/01/2031
	(Putable on 05/06/2010) (a)	15,600,000
2,275,000	Harris County Health Facilities
	Development Corp., Ars-Christus
	Health—Series A-5, ARN
	(CS: AGM)
	0.880%, 07/01/2036
	(Putable on 05/06/2010) (a)	2,275,000
2,000,000	Houston Airport Systems Revenue,
	People Mover—Series A
	(CS: AGM)
	5.375%, 07/15/2010 . . . . . . . . . .	2,004,440
1,000,000	Houston Airport Systems Revenue,
	Subordinated Lien—Series A
	(CS: AGM)
	5.875%, 07/01/2012 . . . . . . . . . .	1,007,110
500,000	Lufkin Health Facilities
	Development Corp., Memorial
	Health System of East Texas
	3.500%, 02/15/2011 . . . . . . . . . .	502,660
1,000,000	Matagorda County Navigation
	District No. 1, AEP Texas Central
	Company
	5.125%, 06/01/2011 . . . . . . . . . .	1,033,080
3,000,000	Mission Economic Development
	Corp., Waste Management, Inc.
	2.000%, 06/01/2010 . . . . . . . . . .	3,000,960
2,500,000	North Texas Tollway Authority
	Revenue—Series H
	5.000%, 01/01/2011 . . . . . . . . . .	2,560,800
4,970,000	North Texas Tollway Authority
	Revenue, First Tier—Series L-1
	5.500%, 01/01/2038
	(Putable on 01/01/2011) . . . . . .	5,102,749

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Texas—continued
$500,000	Sabine River Industrial
	Development Authority,
	Floating/Fixed Northeast Texas
	NRU-84Q
	1.480%, 08/15/2014
	(Putable on 08/16/2010) . . . . . .	$499,910
5,380,000	San Antonio Airport System
	Revenue—Series 2003
	(CS: AGM)
	6.000%, 07/01/2010 . . . . . . . . . .	5,424,600
2,000,000	State Municipal Gas Acquisition
	& Supply Corp.—Series A
	5.000%, 12/15/2010 . . . . . . . . . .	2,036,340
5,000,000	State Transportation Commission,
	First Tier
	5.000%, 02/15/2011 . . . . . . . . . .	5,131,150
2,850,000	Waxahachie Industrial
	Development Authority Revenue,
	VRDN
	(LOC: SunTrust Bank)
	0.680%, 06/01/2013
	(Putable on 05/07/2010) (a)	2,850,000
		55,443,932
Vermont—0.2%
2,435,000	State Economic Development
	Authority, Hazelett
	Strip-Casting, VRDN
	(LOC: Keybank N.A.)
	0.640%, 12/01/2012
	(Putable on 05/07/2010) (a)	2,435,000
Virgin Islands—0.1%
500,000	Public Finance Authority
	Revenue—Series B
	5.000%, 10/01/2010 . . . . . . . . . .	507,080
425,000	Water & Power Authority
	Revenue—Series A
	4.000%, 07/01/2011 . . . . . . . . . .	434,750
		941,830
Virginia—1.6%
3,500,000	Alexandria Industrial
	Development Authority,
	American Association for the
	Study of Liver Diseases, VRDN
	(LOC: SunTrust Bank)
	0.750%, 08/01/2036
	(Putable on 05/07/2010) (a)	3,500,000
6,700,000	Capital Beltway Funding Corp.,
	Hot Lanes—Series B, VRDN
	(LOC: Banco Espirito Santo SA)
	3.600%, 12/31/2047
	(Putable on 05/07/2010) (a)	6,700,000
	Louisa Industrial Development
	Authority, Electric & Power Co.—
	Series A
2,000,000	1.375%, 04/01/2011 . . . . . . . . . .	2,000,540
5,000,000	1.375%, 04/01/2011 . . . . . . . . . .	5,001,350

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Virginia—continued
$6,975,000	Staunton Industrial Development
	Authority, Specialty Blades, Inc.,
	VRDN
	(LOC: SunTrust Bank)
	1.300%, 02/01/2027
	(Putable on 05/07/2010) (a)	$6,975,000
		24,176,890
Washington—2.4%
7,715,000	Everett Public Facilities District,
	VRDN
	(SPA: DEXIA Credit Local)
	0.650%, 04/01/2036
	(Putable on 05/07/2010) (a)	7,715,000
700,000	King County Housing Authority,
	YWCA Family Village—Issaquah
	(CS: County Guaranteed)
	2.400%, 01/01/2013 . . . . . . . . . .	700,784
1,400,000	State Economic Development
	Finance Authority Revenue,
	Belina Interiors, Inc.—Series E,
	VRDN
	(LOC: Keybank N.A)
	0.850%, 08/01/2033
	(Putable on 05/07/2010) (a)	1,400,000
1,110,000	State Economic Development
	Finance Authority Revenue,
	Belina Interiors, Inc.—Series F,
	VRDN
	(LOC: Keybank N.A.)
	3.750%, 11/01/2023
	(Putable on 05/07/2010) (a)	1,110,000
4,545,000	State Economic Development
	Finance Authority Revenue,
	Waste Management, ARN
	1.000%, 09/01/2010 . . . . . . . . . .	4,546,136
20,000,000	State Economic Development
	Finance Authority Revenue,
	Waste Management—
	Series D, ARN
	1.000%, 09/01/2010 . . . . . . . . . .	20,005,000
		35,476,920
West Virginia—0.2%
3,000,000	Economic Development Authority
	Revenue, Appalachian Power Co.
	7.125%, 06/01/2010 . . . . . . . . . .	3,010,500
Wisconsin—3.0%
2,000,000	Baraboo Industrial Development
	Revenue, Teel Plastics, Inc., VRDN
	(LOC: M&I Bank)
	2.090%, 11/01/2042
	(Putable on 05/07/2010) (a)	2,000,000
1,035,000	Mequon Industrial Development
	Revenue, SPI Lighting, VRDN
	(LOC: M&I Bank)
	2.090%, 12/01/2023
	(Putable on 05/07/2010) (a)	1,035,000
250,000	Milwaukee County Airport
	Revenue—Series B
	2.250%, 12/01/2010 . . . . . . . . . .	250,168

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Wisconsin—continued
$1,200,000	Rhinelander Industrial
	Development Revenue, Superior
	Diesel/SDI Properties, VRDN
	(LOC: Bank of New York)
	0.660%, 07/01/2021
	(Putable on 05/07/2010) (a)	$1,200,000
16,600,000	State Health & Educational
	Facilities Authority, Bay Area
	Medical Center, Inc., VRDN
	(LOC: M&I Bank)
	2.000%, 02/01/2038
	(Putable on 05/07/2010) (a)	16,600,000
10,500,000	State Health & Educational
	Facilities Authority, Mercy
	Alliance, Inc., VRDN
	(LOC: M&I Bank)
	1.250%, 06/01/2022
	(Putable on 05/07/2010) (a)	10,500,000
10,060,000	State Health & Educational
	Facilities Authority, Oakwood
	Village, VRDN
	(LOC: M&I Bank)
	1.250%, 08/15/2028
	(Putable on 05/07/2010) (a)	10,060,000
1,200,000	State Health & Educational
	Facilities Authority, Sinai
	Samaritan—Series A, VRDN
	(LOC: M&I Bank)
	1.910%, 09/01/2019
	(Putable on 05/07/2010) (a)	1,200,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Wisconsin—continued
$1,000,000	Whitewater Community
	Development Authority,
	Wisconsin Housing Preservation,
	VRDN
	(LOC: M&I Bank)
	1.910%, 06/01/2042
	(Putable on 05/07/2010) (a)	$1,000,000
		43,845,168
Wyoming—0.2%
2,855,000	Gillette Environmental
	Improvement Revenue,
	Black Hills Power and Light
	Co.—Series A, VRDN
	6.000%, 06/01/2024
	(Putable on 05/07/2010) (a)	2,855,000
	Total Municipal Bonds
	(Cost $1,417,765,232) . . . . . . . .	1,419,759,280
Shares
Money Market Funds—0.0%*
72,607	SEI Tax Exempt Trust—Institutional
	Tax Free Fund—Class A, 0.05%	72,607
	Total Money Market Funds
	(Cost $72,607) . . . . . . . . . . . . . .	72,607
	Total Investments
	(Cost $1,417,837,839) 96.0%	1,419,831,887
	Other Assets in Excess of
	Liabilities—4.0% . . . . . . . . . . . .	58,509,839
	TOTAL NET ASSETS 100.0%
		$1,478,341,726

Percentages are stated as a percent of net assets.
*Amount is less than 0.05%.
(a) Variable Rate Security—The rate reported is the rate in effect as of April 30, 2010.
(b) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised less than 0.05% of the Fund’s net assets.
(c) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.2% of the Fund’s net assets.
(d) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.2% of the Fund’s net assets.
ARN—Auction Rate Note
Co.—Company
Corp.—Corporation
CS—Credit Support
CSP—Continental Structural Plastics
Inc.—Incorporated
LIQ—Liquidity Facility
LLC—Limited Liability Company
LP—Limited Partnership
LOC—Line of Credit
Ltd.—Limited
N.A.—North America
No.—Number
SPA—Standby Purchase Agreement
VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—93.9%
Alabama—0.7%
$4,000,000	Demopolis Industrial Development
	Board, Delaware Mesa Farms,
	VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.450%, 10/01/2019
	(Putable on 05/07/2010) (a)	$4,000,000
Alaska—0.1%
565,000	Industrial Development & Export
	Authority—Lot 12, VRDN
	(LOC: Bank of America N.A.)
	0.820%, 07/01/2012
	(Putable on 05/07/2010) (a)	565,000
California—6.3%
1,300,000	San Francisco City & Country
	Redevelopment Agency,
	South Harbor, VRDN
	(LOC: DEXIA Credit Local)
	0.670%, 12/01/2016
	(Putable on 05/07/2010) (a)	1,300,000
3,510,000	State Infrastructure & Economic
	Development Bank, Southern
	California Public Radio, VRDN
	(LOC: Allied Irish Bank PLC)
	0.520%, 09/01/2025
	(Putable on 05/03/2010) (a)	3,510,000
24,435,000	State of California—Series DCL-049,
	VRDN
	(CS: AGM; LIQ, LOC: DEXIA
	Credit Local)
	0.550%, 08/01/2032
	(Putable on 05/07/2010) (a)	24,435,000
4,000,000	Statewide Communities
	Development Authority,
	Delaware Mesa Farms—Series A,
	VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.450%, 05/01/2019
	(Putable on 05/07/2010) (a)	4,000,000
450,000	Statewide Communities
	Development Authority,
	Metropolitan Area Advisory, VRDN
	(LOC: Bank of America N.A.)
	0.450%, 04/01/2032
	(Putable on 05/07/2010) (a)	450,000
		33,695,000
Colorado—1.0%
2,240,000	Housing & Finance Authority
	Economic Development Revenue,
	Cytoskeleton Inc., VRDN
	(LOC: Compass Bank)
	0.550%, 11/01/2031
	(Putable on 05/07/2010) (a)	2,240,000
1,250,000	Housing & Finance Authority Economic
	Development Revenue, Top S
	hop—Series A, VRDN
	(LOC: JPMorgan Chase Bank)
	0.550%, 09/01/2035
	(Putable on 05/07/2010) (a)	1,250,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Colorado—continued
$1,737,000	Jefferson County Industrial
	Development Revenue,
	Epi-Center LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	0.550%, 12/01/2025
	(Putable on 05/07/2010) (a)	$1,737,000
		5,227,000
Florida—8.3%
	Citizens Property Insurance Corp.,
	Senior Secured High Risk
	Notes—Series A-2
	(LOC: Citizens Property
	Insurance Corp.)
20,000,000	4.500%, 06/01/2010 . . . . . . . . . .	20,015,491
6,000,000	2.000%, 04/21/2011 . . . . . . . . . .	6,041,479
7,995,000	Hillsborough County Aviation
	Authority, Putters—Series 3021,
	VRDN
	(CS: Assured Guaranty Corp.;
	LIQ: JPMorgan Chase Bank)
	0.450%, 04/01/2016
	(Putable on 05/07/2010) (a)	7,995,000
3,705,000	Manatee County Industrial
	Development Revenue,
	Gaemmerler U.S. Corp., VRDN
	(LOC: Bank of America N.A.)
	0.520%, 10/01/2035
	(Putable on 05/07/2010) (a)	3,705,000
1,850,000	Marion County Industrial
	Development Authority,
	Universal Forest Products, VRDN
	(LOC: JPMorgan Chase Bank)
	0.520%, 11/01/2021
	(Putable on 05/07/2010) (a)	1,850,000
2,800,000	Miami—Dade County Industrial
	Development Authority,
	Atlas Packaging, Inc., VRDN
	(LOC: Banco De Sabadell)
	1.650%, 10/01/2027
	(Putable on 05/07/2010) (a)	2,800,000
1,790,000	Polk County Industrial
	Development Authority, Elite
	Building Products, Inc., VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.670%, 10/01/2027
	(Putable on 05/07/2010) (a)	1,790,000
		44,196,970
Georgia—1.2%
2,450,000	Atlanta Urban Residential Finance
	Authority Revenue, New
	Community East Lake, VRDN
	(LOC: Bank of America N.A.)
	0.400%, 11/01/2028
	(Putable on 05/07/2010) (a)	2,450,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Georgia—continued
$4,000,000	Fulton County Development
	Authority Industrial
	Development Revenue, Leggett
	& Platt, Inc., VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.630%, 06/01/2027
	(Putable on 05/07/2010) (a)	$4,000,000
		6,450,000
Illinois—6.9%
6,660,000	Aurora Economic Development
	Revenue, Aurora Christian
	Schools, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.600%, 06/01/2029
	(Putable on 05/07/2010) (a)	6,660,000
2,600,000	Aurora Economic Development
	Revenue, Christian Schools,
	Inc.—Series B, VRDN
	(LOC: Fifth Third Bank)
	0.600%, 06/01/2029
	(Putable on 05/07/2010) (a)	2,600,000
210,000	Carol Stream Industrial
	Development Revenue,
	MI Enterprises, VRDN
	(LOC: JPMorgan Chase Bank)
	0.750%, 12/01/2025
	(Putable on 05/07/2010) (a)	210,000
1,375,000	Finance Authority Industrial
	Development Revenue,
	2500 DevelGroup LLC—
	Series A, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 01/01/2021
	(Putable on 05/07/2010) (a)	1,375,000
1,495,000	Finance Authority Industrial
	Development Revenue,
	Alpha Beta Press, Inc., VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2020
	(Putable on 05/07/2010) (a)	1,495,000
3,650,000	Finance Authority Industrial
	Development Revenue,
	Amtex Steel, Inc., VRDN
	(LOC: Bank of America N.A.)
	0.450%, 10/01/2019
	(Putable on 05/07/2010) (a)	3,650,000
555,000	Finance Authority Industrial
	Development Revenue,
	Church Road Partnership, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 10/01/2017
	(Putable on 05/07/2010) (a)	555,000
2,125,000	Finance Authority Industrial
	Development Revenue,
	E Kinast Distributors, Inc.—
	Series A, VRDN
	(LOC: JPMorgan Chase Bank)
	0.660%, 10/01/2025
	(Putable on 05/07/2010) (a)	2,125,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Illinois—continued
$440,000	Finance Authority Industrial
	Development Revenue,
	Fine Points LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 01/01/2018
	(Putable on 05/07/2010) (a)	$440,000
4,300,000	Finance Authority Industrial
	Development Revenue,
	Flying Food Fare, Inc., VRDN
	(LOC: Bank of Montreal)
	0.580%, 07/01/2028
	(Putable on 05/07/2010) (a)	4,300,000
1,040,000	Finance Authority Industrial
	Development Revenue,
	Haskris Co., VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 08/01/2021
	(Putable on 05/07/2010) (a)	1,040,000
3,000,000	Finance Authority Industrial
	Development Revenue, John
	Hofmeister & Son, Inc., VRDN
	(LOC: Bank of Montreal)
	0.580%, 12/01/2037
	(Putable on 05/07/2010) (a)	3,000,000
990,000	Finance Authority Industrial
	Development Revenue,
	Merug LLC—Series B, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 12/01/2018
	(Putable on 05/07/2010) (a)	990,000
4,000,000	Phoenix Realty Special Account—U
	LP Multifamily Revenue,
	Brightons Mark, VRDN
	(LOC: Northern Trust Company)
	0.480%, 04/01/2020
	(Putable on 05/07/2010) (a)	4,000,000
1,800,000	Richton Park Industrial
	Development Revenue,
	Avatar Corp., VRDN
	(LOC: PNC Bank N.A.)
	0.410%, 04/01/2027
	(Putable on 05/07/2010) (a)	1,800,000
2,720,000	Woodridge Du Page Will & Cook
	Counties Industrial Development
	Revenue, Home Run Inn
	Frozen Foods, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 10/01/2025
	(Putable on 05/07/2010) (a)	2,720,000
		36,960,000
Indiana—3.0%
1,700,000	Finance Authority Industrial
	Revenue, IB & B LLC—
	Series A, VRDN
	(LOC: Bank of Montreal)
	0.520%, 04/01/2036
	(Putable on 05/07/2010) (a)	1,700,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Indiana—continued
$3,385,000	Hobart Economic Development
	Revenue, Albanese
	Confectionery—Series A, VRDN
	(LOC: Bank of Montreal)
	0.580%, 07/01/2031
	(Putable on 05/07/2010) (a)	$3,385,000
1,300,000	State Health Facility Financing
	Authority, Southern Industry
	Rehab Hospital, VRDN
	(LOC: JPMorgan Chase Bank)
	0.600%, 04/01/2020
	(Putable on 05/07/2010) (a)	1,300,000
9,540,000	Valparaiso Economic
	Development Revenue,
	Task Force Tips, Inc., VRDN
	(LOC: Bank of Montreal)
	0.520%, 05/01/2033
	(Putable on 05/07/2010) (a)	9,540,000
		15,925,000
Iowa—2.3%
4,580,000	Lakes Trust Various State—
	Series 2007-2, VRDN
	(LOC: Bank of America N.A.)
	0.500%, 01/01/2026
	(Putable on 05/07/2010) (a)	4,580,000
7,590,000	Sergeant Bluff Industrial
	Development Revenue,
	Sioux City Brick & Tile Co., VRDN
	(LOC: U.S. Bank N.A.)
	0.410%, 03/01/2016
	(Putable on 05/07/2010) (a)	7,590,000
		12,170,000
Kansas—0.2%
1,110,000	State Development Finance
	Authority Multifamily Housing
	Revenue, Four Seasons
	Apartments, VRDN
	(LOC: U.S. Bank N.A.)
	0.500%, 04/01/2036
	(Putable on 05/07/2010) (a)	1,110,000
Kentucky—5.4%
300,000	Bardstown Industrial Development
	Revenue, JAV Investment LLC,
	VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2031
	(Putable on 05/07/2010) (a)	300,000
28,175,000	Danville Commercial Paper
	(LOC: Fifth Third Bank)
	0.500%, 5/13/2010 . . . . . . . . . . .	28,175,000
510,000	Hancock County Industrial
	Development Revenue,
	Precision Roll Grinders, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2012
	(Putable on 05/07/2010) (a)	510,000
		28,985,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Louisiana—0.2%
$1,040,000	Local Government Environmental
	Facilities & Communities
	Development Authority,
	Hollybrook Cottonseed
	Processing, LLC, VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.600%, 11/01/2026
	(Putable on 05/07/2010) (a)	$1,040,000
Massachusetts—2.9%
11,050,000	State Development Finance
	Agency, Boston University—
	Series U-6c, VRDN
	(LOC: Allied Irish Bank PLC)
	0.500%, 10/01/2042
	(Putable on 05/07/2010) (a)	11,050,000
3,000,000	State Development Finance
	Agency, Bridgewell, Inc.—
	Series A, VRDN
	(LOC: Keybank N.A.)
	0.390%, 06/01/2030
	(Putable on 05/07/2010) (a)	3,000,000
1,400,000	State Development Finance
	Agency, Mehmark New England,
	VRDN
	(LOC: TD Bank N.A.)
	0.280%, 07/01/2026
	(Putable on 05/07/2010) (a)	1,400,000
		15,450,000
Michigan—5.0%
6,900,000	Municipal Bond Authority
	Revenue—Series A
	1.500%, 08/23/2010 . . . . . . . . . .	6,920,570
300,000	Sterling Heights Economic
	Development Corp.,
	Kunath Enterprises, LLC, VRDN
	(LOC: JPMorgan Chase Bank)
	0.900%, 02/01/2016
	(Putable on 05/07/2010) (a)	300,000
1,450,000	Strategic Fund Limited Obligation
	Revenue, Dawnbreakers, LLC,
	VRDN
	(LOC: Fifth Third Bank)
	0.670%, 05/01/2018
	(Putable on 05/07/2010) (a)	1,450,000
7,600,000	Strategic Fund Limited Obligation
	Revenue, Glastender, Inc., VRDN
	(LOC: JPMorgan Chase Bank)
	0.600%, 11/01/2023
	(Putable on 05/07/2010) (a)	7,600,000
2,980,000	Strategic Fund Limited Obligation
	Revenue, Greenpath, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.580%, 12/01/2017
	(Putable on 05/07/2010) (a)	2,980,000
1,570,000	Strategic Fund Limited Obligation
	Revenue, Kaja Enterprises, LLC,
	VRDN
	(LOC: PNC Bank N.A.)
	0.410%, 07/01/2031
	(Putable on 05/07/2010) (a)	1,570,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Michigan—continued
$1,200,000	Strategic Fund Limited Obligation
	Revenue, Mold Masters Co.,
	VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 08/01/2021
	(Putable on 05/07/2010) (a)	$1,200,000
1,995,000	Strategic Fund Limited Obligation
	Revenue, Russell Investment Co.,
	VRDN
	(LOC: Fifth Third Bank)
	0.710%, 05/01/2027
	(Putable on 05/07/2010) (a)	1,995,000
2,495,000	Strategic Fund Limited Obligation
	Revenue, Sintel, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.580%, 10/01/2030
	(Putable on 05/07/2010) (a)	2,495,000
		26,510,570
Minnesota—0.3%
1,510,000	Blooming Prairie Industrial
	Development Revenue,
	Metal Services, VRDN
	(LOC: U.S. Bank N.A.)
	0.570%, 12/01/2026
	(Putable on 05/07/2010) (a)	1,510,000
Mississippi—0.3%
1,750,000	State Business Finance Corp., Epco
	Carbondioxide Products, VRDN
	(LOC: Comerica Bank)
	0.500%, 03/01/2017
	(Putable on 05/07/2010) (a)	1,750,000
Missouri—3.9%
	Springfield Industrial Development
	Authority Revenue,
	DMP Properties LLC, VRDN
	(LOC: U.S. Bank N.A.)
1,825,000	0.500%, 08/01/2021
	(Putable on 05/07/2010) (a)	1,825,000
1,360,000	0.500%, 08/01/2025
	(Putable on 05/07/2010) (a)	1,360,000
1,685,000	St. Charles County Industrial
	Development Authority Revenue,
	Patriot Machine, Inc., VRDN
	(LOC: U.S. Bank N.A)
	0.500%, 06/01/2027
	(Putable on 05/07/2010) (a)	1,685,000
2,000,000	St. Joseph Industrial Development
	Authority Revenue, Albaugh,
	Inc.—Series A, VRDN
	(LOC: U.S. Bank N.A.)
	0.500%, 11/01/2019
	(Putable on 05/07/2010) (a)	2,000,000
9,100,000	St. Louis Airport Revenue—
	Series DCL-017, VRDN
	(CS: AGM; LIQ, LOC: DEXIA
	Credit Local)
	0.400%, 07/01/2022
	(Putable on 05/07/2010) (a)	9,100,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Missouri—continued
$4,800,000	State Environmental Improvement
	& Energy Resources Authority
	Revenue, Utilicorp
	United, Inc., VRDN
	(LOC: Bank of America N.A.)
	1.000%, 05/01/2028
	(Putable on 05/07/2010) (a)	$4,800,000
		20,770,000
Nevada—0.6%
3,170,000	Housing Division, Multi-Unit
	Housing Revenue, Series A, VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.400%, 10/01/2030
	(Putable on 05/07/2010) (a)	3,170,000
New Hampshire—2.1%
2,000,000	State Business Finance Authority
	Revenue, Mark H. Wentworth
	Home, VRDN
	(LOC: TD Bank N.A.)
	0.270%, 12/01/2036
	(Putable on 05/07/2010) (a)	2,000,000
9,000,000	State Health & Education Facilities,
	Southern New Hampshire
	University, VRDN
	(LOC: TD Bank N.A.)
	0.270%, 01/01/2039
	(Putable on 05/07/2010) (a)	9,000,000
		11,000,000
New Jersey—2.2%
1,200,000	Economic Development Authority,
	Presbyterian Homes
	Associated—Series S, VRDN
	(LOC: TD Bank N.A.)
	0.260%, 04/01/2016
	(Putable on 05/07/2010) (a)	1,200,000
6,400,000	Economic Development Authority,
	The Cooper Health System—
	Series A, VRDN
	(LOC: TD Bank N.A.)
	0.260%, 11/01/2038
	(Putable on 05/07/2010) (a)	6,400,000
4,300,000	Health Care Facilities Financing
	Authority—Series A—3, VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.110%, 07/01/2035
	(Putable on 05/07/2010) (a)	4,300,000
		11,900,000
New Mexico—0.6%
1,120,000	Albuquerque Industrial
	Development Revenue,
	Karsten Co.—Series A, VRDN
	(LOC: U.S. Bank N.A.)
	0.610%, 12/01/2017
	(Putable on 05/07/2010) (a)	1,120,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
New Mexico—continued
$1,830,000	Las Cruces Industrial Development
	Revenue, Parkview Metal
	Products, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 06/01/2022
	(Putable on 05/07/2010) (a)	$1,830,000
		2,950,000
New York—5.9%
2,075,000	Albany Industrial Development
	Agency, Albany History
	Institute—Series A, VRDN
	(LOC: Keybank N.A.)
	0.450%, 06/01/2019
	(Putable on 05/07/2010) (a)	2,075,000
4,000,000	Clinton County Industrial
	Development Agency,
	Champlain Valley Physicians
	Hospital—Series A, VRDN
	(CS: Radian; LOC: Keybank N.A.)
	0.390%, 07/01/2042
	(Putable on 05/07/2010) (a)	4,000,000
1,800,000	Guilderland Industrial
	Development Agency,
	Multi-Mode-Wildwood—
	Series A, VRDN
	(LOC: Keybank N.A.)
	0.490%, 07/01/2032
	(Putable on 05/07/2010) (a)	1,800,000
2,605,000	Monroe County Industrial
	Development Agency,
	Hillside Children’s Center, VRDN
	(LOC: Keybank N.A.)
	0.490%, 08/01/2018
	(Putable on 05/07/2010) (a)	2,605,000
330,000	New York City Industrial
	Development Agency,
	Peninsula Hospital Center, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 12/01/2013
	(Putable on 05/07/2010) (a)	330,000
19,300,000	New York Fiscal 2008,
	Subordinated—Series J-3, VRDN
	(LOC: Allied Irish Bank PLC)
	0.450%, 08/01/2023
	(Putable on 05/07/2010) (a)	19,300,000
1,425,000	Otsego County Industrial
	Development Agency, Templeton
	Foundation—Series A, VRDN
	(LOC: Keybank N.A)
	0.490%, 06/01/2027
	(Putable on 05/07/2010) (a)	1,425,000
		31,535,000
Ohio—2.7%
1,900,000	Bellevue Hospital Facilities,
	Bellevue Hospital, VRDN
	(LOC: Fifth Third Bank)
	0.580%, 08/01/2033
	(Putable on 05/07/2010) (a)	1,900,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Ohio—continued
$1,890,000	Clermont County Health Care
	Facilities, Sem Haven, Inc., VRDN
	(LOC: Fifth Third Bank)
	0.590%, 11/01/2025
	(Putable on 05/07/2010) (a)	$1,890,000
4,015,000	Cuyahoga County Civic Facilities
	Revenue, Fairfax Development
	Corp., VRDN
	(LOC: Keybank N.A.)
	0.490%, 06/01/2022
	(Putable on 05/07/2010) (a)	4,015,000
6,705,000	Henry County Revenue, Demand
	Facilities Improvement Hospital,
	VRDN
	(LOC: Keybank N.A.)
	0.490%, 03/01/2031
	(Putable on 05/07/2010) (a)	6,705,000
		14,510,000
Oklahoma—0.9%
1,300,000	Claremore Industrial &
	Redevelopment Authority,
	Whirlwind Steel Buildings, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 09/01/2016
	(Putable on 05/07/2010) (a)	1,300,000
3,300,000	Guymon Utilities Authority Revenue,
	Seaboard Farms, Inc., VRDN
	(LOC: Bank of the West)
	0.480%, 02/01/2023
	(Putable on 05/07/2010) (a)	3,300,000
		4,600,000
Oregon—2.8%
5,075,000	Multnomah County Higher
	Education, Concordia University
	of Portland, VRDN
	(LOC: Keybank N.A.)
	0.490%, 12/01/2029
	(Putable on 05/07/2010) (a)	5,075,000
1,470,000	Portland Housing Authority,
	Floyd Light, VRDN
	(LOC: Bank of America N.A.)
	0.450%, 12/01/2027
	(Putable on 05/07/2010) (a)	1,470,000
2,200,000	State Economic Development
	Revenue, McFarland Cascade—
	Series 175, VRDN
	(LOC: U.S. Bank N.A.)
	0.410%, 11/01/2016
	(Putable on 05/07/2010) (a)	2,200,000
5,950,000	State Economic Development
	Revenue, YoCream, VRDN
	(LOC: Keybank N.A.)
	0.540%, 02/01/2037
	(Putable on 05/07/2010) (a)	5,950,000
		14,695,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Pennsylvania—3.7%
$8,800,000	Delaware River Port Authority—
	Series B, VRDN
	(LOC: TD Bank N.A.)
	0.260%, 01/01/2026
	(Putable on 05/07/2010) (a)	$8,800,000
430,000	Montgomery County Industrial
	Development Authority Revenue,
	Northwestern Human Services,
	VRDN
	(LOC: TD Bank N.A.)
	0.300%, 06/01/2033
	(Putable on 05/07/2010) (a)	430,000
10,490,000	State Higher Educational Facilities
	Authority, Holy Family University,
	VRDN
	(LOC: TD Bank N.A.)
	0.280%, 12/01/2033
	(Putable on 05/07/2010) (a)	10,490,000
		19,720,000
Rhode Island—0.2%
825,000	Providence Housing Authority,
	Cathedral Square—Series B, VRDN
	(LOC: Bank of America N.A.)
	0.950%, 09/01/2017
	(Putable on 05/07/2010) (a)	825,000
South Carolina—1.2%
4,380,000	State Jobs—Economic Development
	Authority, Franco Manufacturing
	Co., Inc., VRDN
	(LOC: Bank of America N.A.)
	0.450%, 05/01/2019
	(Putable on 05/07/2010) (a)	4,380,000
2,100,000	State Jobs—Economic
	Development Authority
	Revenue, Supreme Machined
	Products Co., VRDN
	(LOC: Bank of America N.A.)
	0.450%, 06/01/2015
	(Putable on 05/07/2010) (a)	2,100,000
		6,480,000
Tennessee—0.9%
1,470,000	Henderson Industrial Development
	Board Revenue, Premier
	Manufacturing Corp., VRDN
	(LOC: PNC Bank N.A.)
	0.410%, 04/01/2015
	(Putable on 05/07/2010) (a)	1,470,000
1,200,000	Huntingdon Industrial
	Development Board Revenue,
	Associates Rubber Co., VRDN
	(LOC: PNC Bank N.A.)
	0.880%, 08/01/2014
	(Putable on 05/07/2010) (a)	1,200,000
2,155,000	Metropolitan Nashville Airport
	Authority Revenue, AERO
	Nashville LLC—Series A, VRDN
	(LOC: JPMorgan Chase Bank)
	0.350%, 07/01/2036
	(Putable on 05/07/2010) (a)	2,155,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Tennessee—continued
$105,000	Sevier County Public Building
	Authority, Local Government
	Public Improvement VII—
	Series C-1, VRDN
	(LOC: Allied Irish Bank PLC)
	0.500%, 06/01/2030
	(Putable on 05/07/2010) (a)	$105,000
		4,930,000
Texas—9.9%
2,100,000	Dallam County Industrial
	Development Corp. Revenue,
	Cons Dairy Management LLC,
	VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.600%, 01/01/2027
	(Putable on 05/07/2010) (a)	2,100,000
2,600,000	Dallam County Industrial
	Development Corp. Revenue,
	Rick & Janice Van Ryan, VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.600%, 07/01/2037
	(Putable on 05/07/2010) (a)	2,600,000
3,250,000	Fort Bend County Industrial
	Development Corp. Revenue,
	Aaron Rents, Inc., VRDN
	(LOC: Wells Fargo Bank N.A.)
	0.520%, 01/01/2026
	(Putable on 05/07/2010) (a)	3,250,000
2,000,000	Northside Independent School
	District
	(CS: PSF—GTD; LIQ: State
	Street Bank & Trust Co.)
	1.200%, 06/01/2037
	(Putable on 06/01/2010) . . . . . .	2,000,000
12,000,000	Port Arthur Navigation District
	Revenue, BASF Corp., VRDN
	0.450%, 04/01/2033
	(Putable on 05/07/2010) (a)	12,000,000
	Port Corpus Christi Authority of
	Nueces County Solid Waste
	Disposal, Flint Hills Resources LP,
	VRDN
6,500,000	0.480%, 01/01/2030
	(Putable on 05/07/2010) (a)	6,500,000
9,000,000	0.480%, 01/01/2030
	(Putable on 05/07/2010) (a)	9,000,000
15,500,000	0.480%, 01/01/2032
	(Putable on 05/07/2010) (a)	15,500,000
		52,950,000
Vermont—4.9%
13,450,000	Housing Finance Agency—
	Series 26, VRDN
	(CS: AGM; SPA: TD Bank N.A.)
	5.000%, 05/01/2037
	(Putable on 05/07/2010) (a)	13,450,000
12,800,000	Housing Finance Agency—
	Series A, VRDN
	(CS: AGM; SPA: DEXIA Credit
	Local) 0.440%, 05/01/2037
	(Putable on 05/07/2010) (a)	12,800,000
		26,250,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
Virginia—1.5%
$3,000,000	Brunswick County Industrial
	Development Authority, Aegis
	Waste Solutions, Inc., VRDN
	(LOC: Bank of America N.A.)
	0.850%, 01/01/2017
	(Putable on 05/07/2010) (a)	$3,000,000
5,150,000	Port Authority Revenue,
	P-Floats—Series 2671, VRDN
	(CS: AGM; LIQ: DEXIA Credit
	Local)
	0.620%, 07/01/2015
	(Putable on 05/07/2010) (a)	5,150,000
		8,150,000
Washington—4.7%
6,125,000	Port Bellingham Industrial
	Development Corp. Revenue,
	Hempler Foods Group, VRDN
	(LOC: Bank of Montreal)
	0.520%, 07/01/2036
	(Putable on 05/07/2010) (a)	6,125,000
3,035,000	Port Bellingham Industrial
	Development Corp. Revenue,
	Wood Store Corp., VRDN
	(LOC: Keybank N.A.)
	0.640%, 02/01/2027
	(Putable on 05/07/2010) (a)	3,035,000
5,300,000	Seattle Housing Authority
	Revenue, High Point Project
	Phase II, VRDN
	(LOC: Keybank N.A.)
	0.540%, 03/01/2039
	(Putable on 05/07/2010) (a)	5,300,000
2,745,000	State Economic Development
	Finance Authority, Wesmar
	Company, Inc.—Series F, VRDN
	(LOC: U.S. Bank N.A.)
	0.550%, 07/01/2032
	(Putable on 05/07/2010) (a)	2,745,000
7,900,000	State Housing Finance Commission,
	Mirabella—Series A, VRDN
	(LOC: HSH Nordbank AG)
	0.450%, 03/01/2036
	(Putable on 05/07/2010) (a)	7,900,000
		25,105,000

Principal	Security
Amount	Description	Value
Municipal Bonds—continued
West Virginia—0.8%
$4,000,000	Economic Development Authority
	Facilities Revenue, Appalachian
	Power—Series B, VRDN
	(LOC: JPMorgan Chase Bank)
	0.420%, 02/01/2036
	(Putable on 05/07/2010) (a)	$4,000,000
Wisconsin—0.3%
200,000	Elkhorn Industrial Development
	Revenue, Lanco Precision Plus,
	VRDN
	(LOC: JPMorgan Chase Bank)
	1.100%, 11/01/2019
	(Putable on 05/07/2010) (a)	200,000
600,000	Hartford Water & Electric
	Systems Revenue
	(CS: Assured Guaranty)
	2.000%, 07/01/2010 . . . . . . . . . .	600,904
1,000,000	Mequon Industrial Development
	Revenue, Gateway Plastics,
	Inc.—Series A, VRDN
	(LOC: JPMorgan Chase Bank)
	0.850%, 08/01/2026
	(Putable on 05/07/2010) (a)	1,000,000
		1,800,904
	Total Municipal Bonds
	(Cost $500,885,444) . . . . . . . . . .	500,885,444
Shares
Money Market Funds—3.8%
20,000,000	BlackRock Liquidity Fund
	MuniCash Portfolio, 0.19%	20,000,000
41,821	SEI Tax Exempt Trust—Institutional
	Tax Free Fund—Class A, 0.05% .	41,821
	Total Money Market Funds
	(Cost $20,041,821) . . . . . . . . . . .	20,041,821
	Total Investments
	(Cost $520,927,265) 97.7% . . . .	520,927,265
	Other Assets in Excess of
	Liabilities—2.3% . . . . . . . . . . . .	12,158,185
	TOTAL NET ASSETS 100.0%	$533,085,450

Percentages are stated as a percent of net assets.
(a) Variable Rate Security—The rate reported is the rate in effect as of April 30, 2010.
Co.—Company
Corp.—Corporation
CS—Credit Support
Inc.— Incorporated
LIQ—Liquidity Facility
LLC—Limited Liability Company
LOC—Letter of Credit
LP—Limited Partnership
SPA—Standby Purchase Agreement
VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2010 (Unaudited)

	Dynamic Dividend	Accelerating Dividend	Dynamic Financial Services
	Fund	Fund	Fund
ASSETS:
Investments, at value (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$723,699,542	$2,308,630	$10,331,929
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,748,425	1,050	—
Cash denominated in foreign currencies, at value (2) . . . . . . . . . . . . . . . . . . . . . . . .	5,404,471	30,824	60,581
Receivable from capital shares issued . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,549,618	3,000	109,697
Receivable from investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,905,609	189,291	570,682
Receivable from swap contracts closed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,039,882	—	—
Due from Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	3,441	—
Dividends and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,831,642	22,209	7,684
Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	67,542	7,555	10,309
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	840,246,731	2,566,000	11,090,882

LIABILITIES:
Payable for capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	639,231	—	1,679
Payable for investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,638,962	216,109	854,736
Accrued expenses and other liabilities:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	630,197	—	4,625
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	410,727	14,891	21,814
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83,319,117	231,000	882,854
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$756,927,614	$2,335,000	$10,208,028

Net assets represented by
Capital stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,708,376,998	$2,026,417	$13,325,468
Accumulated undistributed net investment income (loss) . . . . . . . . . . . . . . . . . . . .	(9,486,399)	23,230	(6,948)
Accumulated net realized gains (losses) on investments, foreign currency
translation and swap contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(993,332,869)	63,377	(230,683)
Net unrealized appreciation (depreciation) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,161,670	221,830	(2,882,075)
Foreign currency and foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . .	208,214	146	2,266
Total Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$756,927,614	$2,335,000	$10,208,028

Net asset value
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$756,927,614	$2,335,000	$10,208,028
Shares of beneficial interest issued and outstanding . . . . . . . . . . . . . . . . . . . . . .	157,130,304	184,626	1,119,455
Net asset value, offering price and redemption price per share . . . . . . . . . . . . . .	$4.82	$12.65	$9.12

(1) Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$672,537,872	$2,086,800	$13,214,004
(2) Cost of cash denominated in foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,341,168	$30,451	$58,414

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2010 (Unaudited)

	Dynamic	Dynamic	Dynamic
	Innovators	Transformations	Balance
	Fund	Fund	Fund
ASSETS:
Investments, at value (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,240,016	$5,542,830	$64,038,708
Receivable from capital shares issued . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,283	10,283	13,325
Receivable from investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	391,614	48,292	233,912
Dividends and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,180	—	244,394
Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,893	11,169	16,722
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,654,986	5,612,574	64,547,061

LIABILITIES:
Payable for capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	569	—	8,809
Payable for investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,663	—	—
Accrued expenses and other liabilities:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,724	1,068	52,247
Line of credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	962,000	242,000	—
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,756	17,838	35,233
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	998,712	260,906	96,289
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,656,274	$5,351,668	$64,450,772

Net assets represented by
Capital stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$25,560,559	$5,238,306	$67,157,014
Accumulated undistributed net investment income (loss) . . . . . . . . . . . . . . . . . . . .	(65,832)	(16,881)	24,309
Accumulated net realized losses on investments and written
option contracts expired or closed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,734,322)	(999,777)	(289,663)
Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . . . .	895,869	1,130,020	(2,440,888)
Total Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,656,274	$5,351,668	$64,450,772

Net asset value
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,656,274	$5,351,668	$64,450,772
Shares of beneficial interest issued and outstanding . . . . . . . . . . . . . . . . . . . . . .	1,243,054	526,045	6,258,517
Net asset value, offering price and redemption price per share . . . . . . . . . . . . . .	$10.18	$10.17	$10.30

(1) Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,344,147	$4,412,810	$66,479,596

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2010 (Unaudited)

	Ultra Short
	Tax Optimized	Municipal
	Income	Money Market
	Fund	Fund
ASSETS:
Investments, at value (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,419,831,887	$520,927,265
Receivable from capital shares issued . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,027,516	71,058
Receivable from investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52,110,012	18,070,251
Interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,759,718	1,231,183
Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	59,227	37,153
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,485,788,360	540,336,910

LIABILITIES:
Payable for capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,308,496	7,005,369
Payable for investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	—
Payable to custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	461,642	23,412
Accrued expenses and other liabilities:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	527,429	172,283
Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,833	—
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,234	50,396
Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,446,634	7,251,460
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,478,341,726	$533,085,450

Net assets represented by
Capital stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,476,399,026	$533,085,450
Accumulated undistributed net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	892	—
Accumulated net realized losses on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(52,240)	—
Net unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,994,048	—
Total Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,478,341,726	$533,085,450

Net asset value
Adviser Class Shares
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$210,424,413
Shares of beneficial interest issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,820,504
Net asset value and redemption price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10.11
Maximum offering price per share (net asset value plus sales charge of 0.50%) . . . . . . . . . . .	$10.16
Investor Class Shares
Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,267,917,313	$533,085,450
Shares of beneficial interest issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	126,160,808	533,088,118
Net asset value, offering price and redemption price per share . . . . . . . . . . . . . . . . . . . . . . . .	$10.05	$1.00

(1) Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,417,837,839	$520,927,265

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2010 (Unaudited)

	Dynamic	Accelerating	Dynamic
	Dividend	Dividend	Financial Services
	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,551	$9	$4
Dividend income* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,277,681	65,435	46,208
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,280,232	65,444	46,212

EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,347,830	9,961	41,168
Administration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,822	378	2,073
Fund accounting fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84,940	224	1,220
Audit and tax fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,117	7,569	10,846
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,318	90	462
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,661	2,576	2,867
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,150	5,142	10,786
Printing and mailing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	89,047	112	1,887
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,822	378	2,073
Trustee fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,356	1,552	1,863
Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	184,652	—	2,192
Other fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,894	85	216
Total expenses before expense waiver by Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,132,609	28,067	77,653
Expense waiver by Adviser (Note 6) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(14,620)	(19,840)
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,132,609	13,447	57,813
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,147,623	51,997	(11,601)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	293,711	62,594	173,543
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(129,606)	784	478
Swap contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,869,561)	—	—
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,705,456)	63,378	174,021
Change in unrealized appreciation (depreciation) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,888,192	86,192	2,281,876
Foreign currency and foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . .	168,802	144	2,201
Net change in unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,056,994	86,336	2,284,077
Net realized and unrealized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,351,538	149,714	2,458,098
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$73,499,161	$201,711	$2,446,497

* Net of foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,188,281	$1,579	$695

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2010 (Unaudited)

	Dynamic	Dynamic	Dynamic
	Innovators	Transformations	Balance
	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$3	$280,798
Dividend income* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,354	13,944	497,954
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,354	13,947	778,752

EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	58,599	22,229	294,320
Administration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,287	1,020	12,914
Fund accounting fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,334	599	7,579
Audit and tax fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,582	10,936	11,765
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	506	222	2,883
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,881	2,729	5,036
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,866	9,515	12,318
Printing and mailing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,408	279	1,740
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,287	1,020	12,924
Trustee fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,744	1,873	1,828
Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,077	819	—
Other fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	415	183	2,181
Total expenses before expense waiver by Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	103,986	51,424	365,488
Expense waiver by Adviser (Note 6) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,800)	(20,596)	—
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88,186	30,828	365,488
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(65,832)	(16,881)	413,264
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,681,080)	(206,113)	(38,757)
Written option contracts expired or closed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	15,494
Net realized loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,681,080)	(206,113)	(23,263)
Change in unrealized appreciation (depreciation) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,359,326	1,422,270	8,699,870
Written option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	(11,224)
Net change in unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,359,326	1,422,270	8,688,646
Net realized and unrealized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,678,246	1,216,157	8,665,383
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,612,414	$1,199,276	$9,078,647

* Net of foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$33	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2010 (Unaudited)
	Ultra Short
	Tax Optimized	Municipal
	Income	Money Market
	Fund	Fund
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,810,443	$1,712,645
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,810,443	1,712,645

EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,085,101	1,333,452
Administration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,960	6,240
Distribution fees - Adviser Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	280,948	—
Fund accounting fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,464	5,198
Audit and tax fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,208	7,043
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,480	3,115
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,148	9,115
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,218	16,608
Printing and mailing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	49,217	7,428
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,010	6,230
Trustee fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,543	1,394
Other fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,947	8,177
Total expenses before expense waiver by Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,602,244	1,404,000
Expense waiver by Adviser (Note 6) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,151,691)	(220,002)
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,450,553	1,183,998
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,359,890	528,647

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Change in unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	661,898	—
Net realized and unrealized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	661,898	—
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,021,788	$528,647

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2010 (Unaudited)

Dynamic
Innovators Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,612,414
Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,666,350)
Proceeds from sales of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,719,139
Increase in receivable from investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(391,572)
Decrease in payable for investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(101,776)
Increase in dividends and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(280)
Decrease in prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,702
Decrease in accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,729)
Net realized loss on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,681,080
Unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,359,326)
Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,491,302

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in line of credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(414,000)
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	791,787
Payment on shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,869,089)
Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,491,302)
Net change in cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—

CASH:
Beginning balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—
Ending balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—

Supplemental disclosure of cash flow information:
During the six months ended April 30, 2010, the Dynamic Innovators Fund paid cash of $9,873 in interest.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests

	Dynamic Dividend Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$41,147,623	$135,732,607
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	293,711	(371,836,256)
Written option contracts expired or closed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	672,620
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(129,606)	(1,907,275)
Forward currency contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(3,392,718)
Swap contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,869,561)	5,526,555
Change in unrealized appreciation on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,888,192	259,883,578
Foreign currency and foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	168,802	249,106
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73,499,161	24,928,217

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(74,964,857)	(126,650,712)
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	(74,964,857)	(126,650,712)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	237,113,878	196,120,574
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52,078,218	87,140,087
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,672	178,370
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(102,998,865)	(208,323,675)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	186,241,903	75,115,356
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	184,776,207	(26,607,139)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	572,151,407	598,758,546
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$756,927,614	$572,151,407

* Including accumulated undistributed net investment income (loss) of: . . . . . . . . . . . . . . . . . . . . .	$(9,486,399)	$24,330,835

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued

	Accelerating Dividend Fund
	Six Months Ended	Period Ended
	April 30, 2010	October 31, 2009	(1)
	(Unaudited)
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$51,997	$12,387
Net realized gain on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62,594	5,392
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	784	182
Change in unrealized appreciation (depreciation) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	86,937	135,638
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(601)	2
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	201,711	153,601

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(41,154)	—
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,575)	—
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	(46,729)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	969,367	1,060,985
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,359	—
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20	—
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(33,314)	—
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	965,432	1,060,985
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,120,414	1,214,586

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,214,586	—
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,335,000	$1,214,586

* Including accumulated undistributed net investment income of: . . . . . . . . . . . . . . . . . . . . . . . . .	$23,230	$12,387

(1) Fund commenced operations on November 5, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued

	Dynamic Financial Services Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(11,601)	$24,005
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	173,543	(145,307)
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	478	7,994
Change in unrealized appreciation on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,281,876	1,352,226
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,201	674
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,446,497	1,239,592

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(99,399)
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(419,990)
From tax return of capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(4,121)
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	—	(523,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,150,371	1,966,966
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	473,302
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	524	1,015
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,284,297)	(1,938,943)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(133,402)	502,340
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,313,095	1,218,422

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,894,933	6,676,511
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,208,028	$7,894,933

* Including accumulated undistributed net investment income (loss) of: . . . . . . . . . . . . . . . . . . . . .	$(6,948)	$4,653

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued

	Dynamic Innovators Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(65,832)	$(90,764)
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,681,080)	(5,526,915)
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	92
Change in unrealized appreciation (depreciation) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,359,326	6,968,188
Foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(49)
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,612,414	1,350,552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,970	1,676,100
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	648	1,168
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,865,273)	(7,302,845)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,063,655)	(5,625,577)
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,548,759	(4,275,025)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,107,515	15,382,540
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,656,274	$11,107,515

* Including accumulated undistributed net investment loss of: . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(65,832)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued

	Dynamic Transformations Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(16,881)	$(4,327)
Net realized loss on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(206,113)	(653,420)
Change in unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,422,270	1,518,183
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,199,276	860,436

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(14,717)
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
From tax return of capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(2,411)
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	—	(17,128)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	736,811	82,368
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	17,115
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	247	1
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(98,871)	(78,085)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	638,187	21,399
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,837,463	864,707

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,514,205	2,649,498
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,351,668	$3,514,205

* Including accumulated undistributed net investment loss of: . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(16,881)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued
	Dynamic Balance Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$413,264	$841,491
Net realized gain (loss) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(38,757)	703
Written option contracts expired or closed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,494	145,530
Change in unrealized appreciation (depreciation) on:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,699,870	4,462,680
Written option contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,224)	11,224
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,078,647	5,461,628

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(362,243)	(845,241)
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
From tax return on capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(114,962)
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	(362,243)	(960,203)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,689,205	314,766
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	345,951	918,908
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,511	106
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,532,517)	(3,602,450)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	504,150	(2,368,670)
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,220,554	2,132,755

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,230,218	53,097,463
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$64,450,772	$55,230,218

* Including accumulated undistributed net investment income (loss) of: . . . . . . . . . . . . . . . . . . . . .	$24,309	$(26,712)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued
	Ultra Short
	Tax Optimized Income Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$9,359,890	$23,322,056
Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	2,449
Change in unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	661,898	2,292,156
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,021,788	25,616,661

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,057,055)	(1,957,636)
Distributions to Investor Class Shareholders:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,302,467)	(21,386,016)
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	(9,359,522)	(23,343,652)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	553,378,877	1,796,530,927
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,353,359	16,990,391
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,842	67,162
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(755,952,757)	(385,248,405)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(196,180,679)	1,428,340,075
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(195,518,413)	1,430,613,084

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,673,860,139	243,247,055
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,478,341,726	$1,673,860,139

* Including accumulated undistributed net investment income of: . . . . . . . . . . . . . . . . . . . . . . . . .	$892	$524

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assests - Continued

	Municipal Money Market Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$528,647	$6,742,772
Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	87,593
Change in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	528,647	6,830,365

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(528,647)	(6,742,772)
From net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(87,593)
From tax return of capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(2,781)
Change in net assets resulting from distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .	(528,647)	(6,833,146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	665,537,605	1,310,070,747
Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	379,518	5,367,192
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(922,664,127)	(1,190,003,238)
Change in net assets from capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(256,747,004)	125,434,701
Total change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(256,747,004)	125,431,920

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	789,832,454	664,400,534
End of period* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$533,085,450	$789,832,454

* Including accumulated undistributed net investment income of: . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

Financial Highlights
(For a share outstanding throughout each period)
	Dynamic Dividend Fund

			Year Ended
	Six Months		October 31,
	Ended
	April 30,
	2010		2009	2008	2007		2006		2005
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period . . . .	$4.78		$5.72	$13.32	$12.52		$11.98		$12.34
Income from investment operations:
Net investment income . . . . . . . . . . . . . . . . . . .	0.29		1.37	1.33	1.95		1.61		1.57
Net realized and unrealized gains (losses) on
investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.30		(1.14)	(7.29)	0.61		0.51		(0.14)
Total from investment operations . . . . . . . . .	0.59		0.23	(5.96)	2.56		2.12		1.43
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.00	(a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)	0.00 (a)
Less Distributions:
From net investment income . . . . . . . . . . . . . .	(0.55)		(1.17)	(1.58)	(1.76)		(1.58)		(1.51)
From net realized gains on investments . . . .	—		—	—	—		—		(0.28)
From tax return on capital . . . . . . . . . . . . . . . .	—		—	(0.06)	—		—		—
Total distributions . . . . . . . . . . . . . . . . . . . . . .	(0.55)		(1.17)	(1.64)	(1.76)		(1.58)		(1.79)
Net asset value per share, end of period . . . . . . . . . .	$4.82		$4.78	$5.72	$13.32		$12.52		$11.98

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.39	%(b)	6.64%	–49.05%	21.66%		18.68%		11.85%
Ratios/Supplemental Data:
Net Assets at end of period (000) . . . . . . . . . .	$756,928		$572,151	$598,759	$1,500,072		$633,264		$311,335
Ratio of total expenses to average net assets:
Before waivers, reimbursements,
and recoveries . . . . . . . . . . . . . . . . . . . . . . . .	1.24	%(c)	1.20%	1.18%	1.15%		1.18%		1.20%
After waivers, reimbursements,
and recoveries . . . . . . . . . . . . . . . . . . . . . . . .	1.24	%(c)	1.20%	1.18%	1.15%		1.18%		1.23%
Ratio of interest expense to average net assets	0.06	%(c)	0.02%	0.02%	0.00	%(a)	0.00	%(a)	—
Ratio of expenses to average net assets
excluding interest expense:
Before waivers, reimbursements,
and recoveries . . . . . . . . . . . . . . . . . . . . . . . . . .	1.18	%(c)	1.18%	1.16%	1.15%		1.18%		1.20%
After waivers, reimbursements,
and recoveries . . . . . . . . . . . . . . . . . . . . . . . . . .	1.18	%(c)	1.18%	1.16%	1.15%		1.18%		1.23%
Ratio of net investment income to average
net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.29	%(c)	26.04%	15.32%	15.65%		14.04%		14.22%
Portfolio turnover . . . . . . . . . . . . . . . . . . . . . . .	254%		656%	323%	216%		192%		216%

(a) The amount is less than $0.005 per share or 0.005%.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating
	Dividend
	Fund
	Six Months
	Ended		Period Ended
	April 30,		October 31,
	2010		2009 (a)
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11.48		$10.00
Income from investment operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.36		0.12
Net realized and unrealized gains on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.07		1.36
Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.43		1.48
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.00	(b)	—
Less Distributions:
From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.23)		—
From net realized gains on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.03)		—
Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.26)		—
Net asset value per share, end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12.65		$11.48

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12.50	%(c)	14.80	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,335		$1,215
Ratio of expenses to average net assets:
Before waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.82	%(d)	5.26	%(d)
After waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.35	%(d)	1.35	%(d)
Ratio of net investment income to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5.22	%(d)	1.19	%(d)
Portfolio turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	187%		104%

(a) For the period from November 5, 2008 (inception of fund) to October 31, 2009.
(b) The amount is less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund
	Six Months Ended		Year Ended				Period Ended
	April 30,		October 31,				October 31,
	2010		2009		2008	2007	2006 (a)
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period	$6.86		$6.24		$13.89	$12.13	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)		0.03		0.07	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	2.27		1.10		(4.40)	2.54	2.12
Total from investment operations	2.26		1.13		(4.33)	2.52	2.14
Redemption fees	0.00	(b)	0.00	(b)	0.01	0.00 (b)	0.00 (b)
Less Distributions:
From net investment income	—		(0.10)		—	(0.01)	(0.01)
From net realized gains on investments	—		(0.41)		(3.33)	(0.75)	—
From tax return on capital	—		(0.00	)(b)	—	—	—
Total distributions	—		(0.51)		(3.33)	(0.76)	(0.01)
Net asset value per share, end of period	$9.12		$6.86		$6.24	$13.89	$12.13

Total return	33.14	%(c)	21.83%		–41.16%	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,208		$7,895		$6,677	$10,820	$7,544
Ratio of total expenses to average net assets:
Before waivers	1.88	%(d)	2.06%		1.94%	2.61%	2.53%
After waivers	1.40	%(d)	1.44%		1.35%	1.35%	1.35%
Ratio of interest expense to average net assets	0.05	%(d)	0.09%		0.37%	1.02%	0.01%
Ratio of expenses to average net assets excluding
interest expense:
Before waivers	1.83	%(d)	1.97%		1.57%	1.59%	2.52%
After waivers	1.35	%(d)	1.35%		0.98%	0.33%	1.34%
Ratio of net investment income (loss) to average net asset	(0.28	)%(d)	0.39%		1.32%	(0.16)%	0.15%
Portfolio turnover	102%		437%		455%	397%	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

			Dynamic Innovators Fund
	Six Months Ended		Year Ended			Period Ended
	April 30,		October 31,			October 31,
	2010		2009	2008	2007	2006 (a)
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period	$8.13		$6.83	$14.08	$10.31	$10.00
Income from investment operations:
Net investment income (loss)	(0.05)		—	(0.01)	0.07	0.09
Net realized and unrealized gains (losses) on investments	2.10		1.30	(6.84)	3.91	0.22
Total from investment operations	2.05		1.30	(6.85)	3.98	0.31
Redemption fees	0.00	(b)	0.00 (b)	0.03	0.01	—
Less Distributions:
From net investment income	—		—	(0.02)	(0.14)	—
From net realized gains on investments	—		—	(0.41)	(0.08)	—
Total distributions	—		—	(0.43)	(0.22)	—
Net asset value per share, end of period	$10.18		$8.13	$6.83	$14.08	$10.31

Total return	25.22	%(c)	19.03%	–49.95%	39.47%	3.10	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,656		$11,108	$15,383	$48,355	$5,073
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.77	%(d)	1.86%	1.31%	1.53%	4.25	%(d)
After waivers, reimbursements, and recoveries	1.50	%(d)	1.54%	1.35%	1.33%	1.35	%(d)
Ratio of interest expense to average net assets	0.15	%(d)	0.19%	0.04%	—	—
Ratio of expenses to average net assets excluding
interest expense:
Before waivers, reimbursements, and recoveries	1.62	%(d)	1.67%	1.27%	1.53%	4.25	%(d)
After waivers, reimbursements, and recoveries	1.35	%(d)	1.35%	1.31%	1.33%	1.35	%(d)
Ratio of net investment income (loss) to average net assets	(1.12	)%(d)	(0.92)%	(0.18)%	1.08%	3.18	%(d)
Portfolio turnover	13%		20%	76%	135%	3%

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformation Fund
	Six Months
	Ended		Year Ended		Period Ended
	April 30,		October 31,		October 31,
	2010		2009		2008 (a)
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period	$7.68		$5.79		$10.00
Income from investment operations:
Net investment income (loss)	(0.03)		0.01		0.03
Net realized and unrealized gains (losses) on investments	2.52		1.92		(4.24)
Total from investment operations	2.49		1.93		(4.21)
Redemption fees	0.00	(b)	0.00	(b)	0.00	(b)
Less Distributions:
From net investment income	—		(0.03)		—
From net realized gains on investments	—		—		—
From tax return of capital	—		(0.01)		—
Total distributions	—		(0.04)		—
Net asset value per share, end of period	$10.17		$7.68		$5.79

Total return	32.42	%(c)	33.61%		–42.10	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,352		$3,514		$2,649
Ratio of total expenses to average net assets:
Before waivers	2.32	%(d)	2.86%		2.95	%(d)
After waivers	1.39	%(d)	1.35%		1.35	%(d)
Ratio of interest expense to average net assets	0.04	%(d)	0.00	%(b)	—
Ratio of expenses to average net assets excluding interest expense:
Before waivers	2.28	%(d)	2.86%		2.95	%(d)
After waivers	1.35	%(d)	1.35%		1.35	%(d)
Ratio of net investment income (loss) to average net assets	(0.76	)%(d)	(0.16)%		0.44	%(d)
Portfolio turnover	17%		57%		108%

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.
(b)	The amount is less than 0.005% or $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Balance Fund
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2010		2009		2008	2007		2006	2005
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period	$8.88		$8.15		$13.55	$13.72		$12.67	$12.44
Income from investment operations:
Net investment income	0.07		0.13		0.26	0.26		0.21	0.19
Net realized and unrealized gains (losses)
on investments	1.41		0.73		(4.47)	0.28		1.26	0.85
Total from investment operations	1.48		0.88		(4.21)	0.54		1.47	1.04
Redemption fees	0.00	(a)	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	—
Less Distributions:
From net investment income	(0.06)		(0.13)		(0.25)	(0.24)		(0.20)	(0.19)
From net realized gains on investments	—		—		(0.93)	(0.47)		(0.22)	(0.62)
From tax return on capital	—		(0.02)		(0.01)	—		—	—
Total distributions	(0.06)		(0.15)		(1.19)	(0.71)		(0.42)	(0.81)
Net asset value per share, end of period	$10.30		$8.88		$8.15	$13.55		$13.72	$12.67

Total return	16.69	%(b)	11.03%		–33.63%	4.03%		11.79%	8.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64,451		$55,230		$53,097	$92,360		$98,162	$97,471
Ratio of total expenses to average net assets:
Before waivers, reimbursements,
and recoveries	1.24	%(c)	1.26%		1.24%	1.16%		1.19%	1.21%
After waivers, reimbursements, and
recoveries	1.24	%(c)	1.26%		1.24%	1.16%		1.19%	1.31%
Ratio of interest expense to average net assets	—		0.00	%(a)	0.90%	0.00	%(a)	—	0.00	%(a)
Ratio of expenses to average net assets
excluding interest expense:
Before waivers, reimbursements,
and recoveries	1.24	%(c)	1.26%		1.15%	1.16%		1.19%	1.21%
After waivers, reimbursements,
and recoveries	1.24	%(c)	1.26%		1.15%	1.16%		1.19%	1.31%
Ratio of net investment income to average
net assets	1.40	%(c)	1.65%		2.35%	1.87%		1.60%	1.60%
Portfolio turnover	8%		41%		34%	28%		22%	36%

(a)	The amount is less than $0.005 per share or 0.005%.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2010		2009	2008	2007	2006		2005
Advisor Class Shares:	(Unaudited)
Net asset value per share, beginning of period	$10.10		$10.05	$10.10	$10.10	$10.03		$10.15
Income from investment operations:
Net investment income	0.05		0.30	0.38	0.38	0.31		0.28
Net realized and unrealized gains
(losses) on investments	0.01		0.04	(0.04)	0.00 (a)	0.09		(0.12)
Total from investment operations	0.06		0.34	0.34	0.38	0.40		0.16
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)
Less Distributions:
From net investment income	(0.05)		(0.29)	(0.39)	(0.38)	(0.33)		(0.28)
From net realized gains on investments	—		—	—	—	(0.00	)(a)	—
Total distributions	(0.05)		(0.29)	(0.39)	(0.38)	(0.33)		(0.28)
Net asset value per share, end of period	$10.11		$10.10	$10.05	$10.10	$10.10		$10.03

Total return	0.57	%(b)	3.40%	3.39%	3.82%	4.01%		1.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$210,424		$211,643	$11,568	$871,630	$408,535		$112,454
Ratio of expenses to average net assets:
Before waivers	1.03	%(c)	1.05%	1.08%	1.14%	1.16%		1.15%
After waivers	0.76	%(c)	0.85%	0.85%	0.85%	0.85%		0.85%
Ratio of net investment income to average
net assets	0.94	%(c)	2.75%	4.12%	3.82%	3.33%		2.73%
Portfolio turnover (d)	6%		16%	129%	171%	96%		97%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2010		2009	2008	2007	2006		2005
Investor Class Shares:	(Unaudited)
Net asset value per share, beginning of period	$10.05		$10.00	$10.04	$10.05	$10.03		$10.15
Income from investment operations:
Net investment income	0.06		0.31	0.41	0.40	0.36		0.30
Net realized and unrealized gains (losses)
on investments	0.00	(a)	0.05	(0.04)	(0.01)	0.02		(0.12)
Total from investment operations	0.06		0.36	0.37	0.39	0.38		0.18
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)
Less Distributions:
From net investment income	(0.06)		(0.31)	(0.41)	(0.40)	(0.36)		(0.30)
From net realized gains on investments	—		—	—	—	(0.00	)(a)	—
Total distributions	(0.06)		(0.31)	(0.41)	(0.40)	(0.36)		(0.30)
Net asset value per share, end of period	$10.05		$10.05	$10.00	$10.04	$10.05		$10.03

Total return	0.60	%(b)	3.65%	3.75%	3.97%	3.88%		1.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,267,917		$1,462,217	$231,679	$59,409	$45,260		$45,691
Ratio of expenses to average net assets:
Before waivers	0.78	%(c)	0.80%	0.83%	0.89%	0.91%		0.90%
After waivers	0.51	%(c)	0.60%	0.60%	0.60%	0.60%		0.60%
Ratio of net investment income to average
net assets	1.19	%(c)	3.00%	4.37%	4.07%	3.58%		2.98%
Portfolio turnover (d)	6%		16%	129%	171%	96%		97%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Municipal Money Market Fund
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2010		2009		2008	2007	2006	2005
Per Share Data:	(Unaudited)
Net asset value per share, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.01		0.03	0.04	0.03	0.02
Total from investment operations	—		0.01		0.03	0.04	0.03	0.02
Less Distributions:
From net investment income	0.00	(a)	(0.01)		(0.03)	(0.04)	(0.03)	(0.02)
From tax return capital	—		0.00	(a)	—	—	—	—
Total distributions	—		(0.01)		(0.03)	(0.04)	(0.03)	(0.02)
Net asset value per share, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.09	%(b)	1.03%		2.94%	3.68%	3.33%	2.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$533,085		$789,832		$664,401	$1,115,100	$365,840	$204,689
Ratio of total expenses to average net assets:
Before waivers	0.47	%(c)	0.53%		0.49%	0.49%	0.53%	0.53%
After waivers	0.40	%(c)	0.53%		0.35%	0.26%	0.30%	0.27%
Ratio of interest expense to average net assets	—		0.00	%(a)	—	—	—	—
Ratio of expenses to average net assets
excluding interest expense:
Before waivers	0.47	%(c)	0.53%		0.49%	0.49%	0.53%	0.53%
After waivers	0.40	%(c)	0.53%		0.35%	0.26%	0.30%	0.27%
Ratio of net investment income to average
net assets	0.18	%(c)	0.99%		2.93%	3.37%	3.31%	2.26%

(a)	The amount is less than 0.005% or $0.005 per share.
(b)	Not annualized
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware business trust, and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Dynamic Balance Fund are six separate funds of the Series Trust. The Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund are two separate funds of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Dynamic Balance Fund, Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Board of Trustees approved the closing of the Adviser Class of the Alpine Municipal Money Market Fund on September 24, 2007. The final day of operation for this class was December 4, 2007. The Alpine Accelerating Dividend Fund commenced operations on November 5, 2008.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations. In computing the Funds’ net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-thecounter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ net asset values are not calculated.  As stated above, if the market prices are not readily available or are not reflective of the fair value of the security as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time) the security will be priced at a fair value following procedures approved by the Board of Trustees.

Alpine Mutual Funds

Financial Highlights—Continued
April 30, 2010 (Unaudited)

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing prices. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

As of April 30, 2010, the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Ultra Short Tax Optimized Income Fund held securities that are fair valued, which comprised 27.2%, 7.7%, 1.4%, 0.7%, less than 0.05% and 0.2%, respectively, of each Fund’s net assets.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

       Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
       Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
       Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

				Dynamic		Dynamic
	Dynamic		Accelerating	Financial	Dynamic	Trans-	Dynamic
	Dividend		Dividend	Services	Innovators	formations	Balance
	Fund		Fund	Fund	Fund	Fund	Fund
Level 1:
Common Stocks
Consumer Discretionary . .	$46,639,563		$93,246	$—	$1,675,711	$1,433,832	$3,539,282
Consumer Staples . . . . . . .	39,756,912		239,442	—	—	—	3,347,180
Energy . . . . . . . . . . . . . . . .	56,748,264		165,705	—	—	89,360	4,188,710
Financials . . . . . . . . . . . . . .	71,732,031		376,834	9,490,680	1,020,382	528,330	17,091,496
Health Care . . . . . . . . . . . .	53,544,223		122,930	—	3,817,960	1,262,140	4,424,272
Industrials . . . . . . . . . . . . .	54,073,575		219,968	308,950	1,946,927	1,372,626	8,305,144
Information Technology . .	59,417,763		226,256	—	4,024,239	592,313	433,382
Materials . . . . . . . . . . . . . .	48,838,856		292,463	—	537,460	262,730	2,011,108
Telecommunication
Services . . . . . . . . . . . . .	16,248,689		32,973	—	126,350	—	—
Utilities . . . . . . . . . . . . . . .	17,407,794		95,937	—	—	—	2,204,826
Convertible Preferred Stocks
Financials . . . . . . . . . . . . . .	61,037		—	2,290	—	—	1,537
Equity-Linked Structured
Notes . . . . . . . . . . . . . . .	1,744,095		—	—
Investment Companies . . .	—		—	121,578	—	—	329,220
Short-Term Investments . .	32,869,294		179,895	13,068	923	427	4,623,410
Level 2:
Common Stocks
Consumer Discretionary . .	44,476,056		—	—	—	1,072	—
Consumer Staples . . . . . . .	20,060,919		—	—	—	—	—
Energy . . . . . . . . . . . . . . . .	23,354,433		44,080	—	—	—	—
Financials . . . . . . . . . . . . . .	12,032,987		48,720	381,251	—	—	—
Health Care . . . . . . . . . . . .	1,569,822		—	—	—
Industrials . . . . . . . . . . . . .	50,448,958		60,096	—	—
Materials . . . . . . . . . . . . . .	32,739,601		21,024	—	90,064
Telecommunication
Services . . . . . . . . . . . . .	18,527,752		—	—	—
Utilities . . . . . . . . . . . . . . .	21,406,918		89,061	—	—
Bonds and Notes . . . . . . . .	—		—	—	—	—	13,539,141
Rights . . . . . . . . . . . . . . . . .	0	(1)	—	14,112	—	—	—
Level 3:
Common Stocks
Financials . . . . . . . . . . . . . .	0	(1)*	—	—	—	—	—
Total Investments . . . . . . . . . .	$723,699,542		$2,308,630	$10,331,929	$13,240,016	$5,542,830	$64,038,708
(1) Market value is equal to $0.
*	During the six months ended April 30, 2010, the Dynamic Dividend Fund held one security which was catego-
rized in level 3: Anglo Irish Bank Corp. PLC. The fair value of this security at April 30, 2010 was $0. There were no transactions in this security during the six months ended April 30, 2010.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

	Ultra Short	Municipal
	Tax Optimized	Money
	Income Fund	Market Fund
Level 1:
Money Market Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$72,607	$20,041,821
Level 2:
Alabama . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73,092,282	4,000,000
Alaska . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	565,000
Arizona . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,638,260	—
Arkansas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,225,000	—
California . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77,866,513	33,695,000
Colorado . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,893,002	5,227,000
Connecticut . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,521,388	—
Delaware . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,867,287	—
Florida . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,630,063	44,196,970
Georgia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,941,990	6,450,000
Idaho . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,555,000	—
Illinois . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	98,578,996	36,960,000
Indiana . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,879,566	15,925,000
Iowa . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	12,170,000
Kansas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,505,000	1,110,000
Kentucky . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,934,307	28,985,000
Louisiana . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,416,311	1,040,000
Maine . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,411,758	—
Massachusetts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,365,226	15,450,000
Michigan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75,558,721	26,510,570
Minnesota . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,315,000	1,510,000
Mississippi . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27,948,800	1,750,000
Missouri . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,899,640	20,770,000
Multi-State . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,620,000	—
Nevada . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,271,645	3,170,000
New Hampshire . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,444,550	11,000,000
New Jersey . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	42,964,163	11,900,000
New Mexico . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,215,000	2,950,000
New York . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,027,721	31,535,000
North Carolina . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,520,665	—
Ohio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,399,489	14,510,000
Oklahoma . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	410,548	4,600,000
Oregon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,400,000	14,695,000
Pennsylvania . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	96,737,486	19,720,000
Puerto Rico . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,211,540	—
Rhode Island . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,006,860	825,000
South Carolina . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,552,170	6,480,000
South Dakota . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,428,648	—
Tennessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,499,445	4,930,000
Texas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55,443,932	52,950,000
Vermont . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,435,000	26,250,000
Virgin Islands . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	941,830	—
Virginia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,176,890	8,150,000
Washington . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,476,920	25,105,000
West Virginia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,010,500	4,000,000
Wisconsin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43,845,168	1,800,904
Wyoming . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,855,000	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

	Ultra Short	Municipal
	Tax Optimized	Money
	Income Fund	Market Fund
Level 3:
Multi-State . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,820,000	$ —
Total Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,419,831,887	$ 520,927,265

Ultra Short
Tax Optimized
Income Fund
Balance as of October 31, 2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$ 3,031,500
Accrued discounts / premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—
Realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—
Change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(211,500)
Net purchases (sales) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—
Transfers in and / or out of Level 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—
Balance as of April 30, 2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$ 2,820,000

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the exdividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2010, the average interest rate paid on outstanding borrowings under the line of credit was 1.27%, 1.25%, 1.31% and 1.25% for the Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

		Dynamic		Dynamic
	Dynamic	Financial	Dynamic	Trans-
	Dividend	Services	Innovators	formations
	Fund	Fund	Fund	Fund
Total line of credit amount available . . . . . . . . . . . . . . .	$280,082,244	$3,696,961	$4,551,662	$1,870,858
Line of credit outstanding at April 30, 2010 . . . . . . . . .	—	—	962,000	242,000
Line of credit amount unused at April 30, 2010 . . . . . .	280,082,244	3,696,961	3,589,662	1,628,858
Average balance outstanding during the period . . . . .	28,923,989	348,249	1,380,718	130,298
Interest expense incurred on line of credit
during the period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	181,779	2,189	9,077	819
Interest expense incurred on custody overdrafts
during the period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,873	3	—	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations, Dynamic Balance and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

G. Foreign Currency Translation Transactions:

The Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund and Dynamic Transformations Fund may invest without limitation in foreign securities.The Dynamic Innovators Fund and Dynamic Balance Fund may invest up to 20% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

    i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

    ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)
H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Written Option Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may write (sell) put and call options to gain exposure to or hedge against changes in the value of equities. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of an option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received. The net realized gains or losses and change in unrealized appreciation or depreciation on written option contracts is included in the Statements of Operations. With written option contracts, there is minimal counterparty credit risk to the Funds since written option contracts are exchange traded.

The premium amount and the number of written option contracts during the six months ended April 30, 2010 were as follow:

Dynamic Balance Fund
	Number of	Premium
	Contracts	Amount
Options outstanding at October 31, 2009 . . . . . . . . . . .	122	$ 15,494
Options written . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Options closed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Options exercised . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
Options expired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(122)	(15,494)
Options outstanding at April 30, 2010 . . . . . . . . . . . . .	—	$ —

J. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. Certain Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the six months ended April 30, 2010, the Dynamic Dividend Fund entered into 45 equity swap contracts with a notional value of $420,234,167.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statement of Operations.

K. Equity-Linked Structured Notes:

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

L. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds did not enter into any forward currency contracts during the six months ended April 30, 2010.

M. Derivatives:

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

As of April 30, 2010, the Funds did not have any outstanding derivative instruments.

The effect of derivative instruments on the Statements of Operations for the six months ended April 30, 2010:

		Change in
	Net Realized Loss	Unrealized Appreciation
Derivatives	on Derivatives	(Depreciation) on Derivatives
Equity Contracts:
Swap contracts . . . . . . . . . . . . . . . . . . .	$(1,869,561)	—
Dynamic Balance Fund
		Change in
	Net Realized Gain	Unrealized Depreciation
Derivatives_ __	on Derivatives	on Derivatives
Equity Contracts:
Written option contracts . . . . . . . . . . .	$15,494	$(11,224)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

N. New Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010- 06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

3. Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized.

Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,412,467	$237,113,878	40,478,198	$196,120,574
Shares issued in reinvestment of dividends . . . . . . . . . . .	10,585,684	52,078,218	18,373,014	87,140,087
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	48,672	—	178,370
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(20,625,833)	(102,998,865)	(43,839,028)	(208,323,675)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,372,318	$186,241,903	15,012,184	$75,115,356

Accelerating Dividend Fund
	Six Months Ended		Period Ended
	April 30, 2010		October 31, 2009 (1)
	Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,123	$969,367	105,816	$1,060,985
Shares issued in reinvestment of dividends . . . . . . . . . . .	2,393	29,359	—	—
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	20	—	—
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,706)	(33,314)	—	—
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	78,810	$965,432	105,816	$1,060,985
(1) Fund commenced operations on November 5, 2008.

Dynamic Financial Services Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	141,572	$1,150,371	343,876	$1,966,966
Shares issued in reinvestment of dividends . . . . . . . . . . .	—	—	94,660	473,302
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	524	—	1,015
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(172,797)	(1,284,297)	(357,977)	(1,938,943)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(31,225)	$(133,402)	80,559	$502,340

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

Dynamic Innovators Fund	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85,740	$800,970	264,825	$1,676,100
Shares issued in reinvestment of dividends . . . . . . . . . . .	—	—	—	—
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	648	—	1,168
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(208,927)	(1,865,273)	(1,152,188)	(7,302,845)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(123,187)	$(1,063,655)	(887,363)	$(5,625,577)
Dynamic Transformations Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,249	$736,811	11,850	$82,368
Shares issued in reinvestment of dividends . . . . . . . . . . .	—	—	3,343	17,115
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	247	—	1
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,926)	(98,871)	(15,191)	(78,085)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	68,323	$638,187	2	$21,399
Dynamic Balance Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	167,579	$1,689,205	38,357	$314,766
Shares issued in reinvestment of dividends . . . . . . . . . . .	35,510	345,951	113,108	918,908
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	1,511	—	106
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(160,911)	(1,532,517)	(450,286)	(3,602,450)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	42,178	$504,150	(298,821)	$(2,368,670)
Ultra Short Tax Optimized Income Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Adviser Class
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,860,089	$69,348,013	21,875,510	$220,902,141
Shares issued in reinvestment of dividends . . . . . . .	74,650	754,714	136,158	1,373,479
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	5,033	—	1,683
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,063,546)	(71,408,822)	(2,212,979)	(22,346,415)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(128,807) $	(1,301,062)	19,798,689	$199,930,888

Investor Class
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,144,124 $	484,030,864	156,952,569	$1,575,628,786
Shares issued in reinvestment of dividends . . . . . . .	557,079	5,598,645	1,557,326	15,616,912
Redemption fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	34,809	—	65,479
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(68,086,878)	(684,543,935)	(36,137,658)	(362,901,990)
Total net change . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,385,675)	$(194,879,617)	122,372,237	$1,228,409,187

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

Municipal Money Market Fund
		Six Months Ended		Year Ended
		April 30, 2010		October 31, 2009
		Shares	Amount	Shares	Amount
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		665,537,605	$ 665,537,605	1,310,070,747	$1,310,070,747
Shares issued in reinvestment of dividends . . . . . . . . .		379,518	379,518	5,367,192	5,367,192
Shares redeemed	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(922,664,127)	(922,664,127)	(1,190,003,238)	(1,190,003,238)
Total net change	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(256,747,004)	$(256,747,004)	125,434,701	$125,434,701

4. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010 are as follows:

	Non-U.S. Government		U.S. Government
	Purchase	Sales	Purchase	Sales
Dynamic Dividend Fund . . . . . . . . . . . . . . . . . . . . . .	$1,759,245,806	$1,668,530,650	—	—
Accelerating Dividend Fund . . . . . . . . . . . . . . . . . . .	4,180,234	3,407,877	—	—
Dynamic Financial Services Fund . . . . . . . . . . . . . . .	8,820,312	9,349,269	—	—
Dynamic Innovators Fund . . . . . . . . . . . . . . . . . . . .	1,647,596	3,700,944	—	—
Dynamic Transformations Fund . . . . . . . . . . . . . . . .	1,812,011	753,590	—	—
Dynamic Balance Fund . . . . . . . . . . . . . . . . . . . . . . .	4,498,358	6,010,116	—	—
Ultra Short Tax Optimized Income Fund . . . . . . . . .	171,991,072	12,800,000	—	—

5. Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $280,948 pursuant to the Plan for the six months ended April 30, 2010.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6. Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets and an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Investor Class to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class is 0.25% higher than the Investor Class.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

For the six months ended April 30, 2010, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.38% to 0.44% of the Fund’s average daily net assets during the six months ended April 30, 2010. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2010, the Adviser waived investment advisory fees and other expenses totaling $14,620, $19,840, $15,800, $20,596, $2,151,691, and $220,002, for the Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Ultra Short Tax Optimized Income Fund and Municipal Money Market Fund, respectively. The expense limitations will remain in effect for each Fund unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

		Dynamic			Ultra Short
	Accelerating	Financial	Dynamic	Dynamic	Tax Optimized	Municipal
	Dividend	Services	Innovators	Transformations	Income	Money Market
Year of Expiration	Fund	Fund	Fund	Fund	Fund	Fund

10/31/2010 . . . . . . . .	$—	$26,625	$22,424	$—	$148,724	$1,718,243
10/31/2011 . . . . . . . .	—	22,153	—	53,829	322,815	1,007,557
10/31/2012 . . . . . . . .	40,707	38,481	31,680	41,270	1,528,133	9,413

7. Federal Income Tax Information

At October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

			Dynamic	Dynamic
	Dynamic	Accelerating	Financial	Innovators
	Dividend Fund	Dividend Fund	Services Fund	Fund
Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . .	$554,670,752	$1,077,483	$13,858,859	$16,078,016
Gross unrealized appreciation . . . . . . . . . . . . . . . . . .	63,507,760	144,468	197,657	1,139,842
Gross unrealized depreciation . . . . . . . . . . . . . . . . . .	(56,885,140)	(8,830)	(5,645,865)	(4,603,299)
Net unrealized appreciation (depreciation) . . . . . . .	6,622,620	135,638	(5,448,208)	(3,463,457)
Undistributed ordinary income . . . . . . . . . . . . . . . . .	25,082,724	17,961	—	—
Undistributed long-term capital gain . . . . . . . . . . . .	—	—	—	—
Total distributable earnings . . . . . . . . . . . . . . . . . . . .	25,082,724	17,961	—	—
Other accumulated gains (losses) . . . . . . . . . . . . . . . .	(981,689,032)	2	(115,729)	(12,053,242)
Total accumulated gains (losses) . . . . . . . . . . . . . . . .	$(949,983,688)	$153,601	$(5,563,937)	$(15,516,699)

	Dynamic	Dynamic	Ultra Short	Municipal
	Transformations	Balance	Tax Optimized	Money
	Fund	Fund	Income Fund	Market Fund
Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,061,708	$66,446,936	$1,740,005,791	$776,443,317
Gross unrealized appreciation . . . . . . . . . . . . . . . . . .	514,297	6,303,400	3,070,623	—
Gross unrealized depreciation . . . . . . . . . . . . . . . . . .	(806,547)	(17,470,870)	(1,738,473)	—
Net unrealized appreciation (depreciation) . . . . . . .	(292,250)	(11,167,470)	1,332,150	—
Undistributed ordinary income . . . . . . . . . . . . . . . . .	—	—	524	—
Undistributed long-term capital gain . . . . . . . . . . . .	—	—	—	—
Total distributable earnings . . . . . . . . . . . . . . . . . . . .	—	—	524	—
Other accumulated losses . . . . . . . . . . . . . . . . . . . . . .	(793,664)	(255,176)	(52,240)	—
Total accumulated gains (losses) . . . . . . . . . . . . . . . .	$(1,085,914)	$(11,422,646)	$1,280,434	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

		2009	2008
Dynamic Dividend Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$126,650,712	$188,534,882
Long-term capital gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—	—
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	5,952,906
		$126,650,712	$194,487,788
Accelerating Dividend Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—
Long-term capital gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—	—
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
		$—	$—
Dynamic Financial Services Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$519,389	$2,663,086
Long-term capital gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—	—
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,121	—
		$523,510	$2,663,086
Dynamic Innovators Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$1,950,065
Long-term capital gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—	54,800
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
		$—	$2,004,865
Dynamic Transformations Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$14,717	$—
Long-term capital gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—	—
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,411	—
		$17,128	$—
Dynamic Balance Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$845,241	$2,209,394
Long-term capital gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		—	5,536,488
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,962	102,670
		$960,203	$7,848,552
Ultra Short Tax Optimized Income Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$91,364	$297,298
Exempt interest dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		23,252,288	5,927,147
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—
		$23,343,652	$6,224,445

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

Municipal Money Market Fund
Ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$134,761	$141,465
Exempt interest dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		6,695,604	22,003,941
Return of capital	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,781	—
		$6,833,146	$22,145,406

During the year ended October 31, 2009, the Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund utilized $217,302 and $2,449 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2009 are as follows:

				Dynamic
		Dynamic	Accelerating	Financial	Dynamic
Expiration Date		Dividend Fund	Dividend Fund	Services Fund	Innovators Fund
10/31/2013	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,335,047	$—	$—	$—
10/31/2014	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$15,084,034	$—	$—	$—
10/31/2015	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$37,200,325	$—	$—	$—
10/31/2016	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$536,971,822	$—	$—	$6,415,976
10/31/2017	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$388,137,216	$—	$115,243	$5,637,266
		Dynamic	Dynamic	Ultra Short	Municipal
		Transformations	Balance	Tax Optimized	Money
Expiration Date		Fund	Fund	Income Fund	Market Fund
10/31/2014	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$50,128	$—
10/31/2015	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$2,112	$—
10/31/2016	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$140,244	$266,400	$—	$—
10/31/2017	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$653,420	$—	$—	$—

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdiction. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2009, open Federal and New York tax years include the tax years ended October 31, 2006 through 2009. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2009. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

8. Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Distributions: The Dynamic Dividend Fund and Accelerating Dividend Fund paid a distribution of $11,125,233 and $6,681or $0.07 and $0.0359 per share, respectively, on May 27, 2010 to shareholders of record on May 26, 2010.  The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class paid a distribution of $200,437 and $1,352,136 or $0.0089 and $0.0109 per share, respectively, on May 28, 2010 to shareholders of record on May 27, 2010.

The Dynamic Dividend Fund, Accelerating Dividend Fund and Dynamic Balance Fund also declared distributions of $0.07, $0.03615 and $0.03147445 per share, respectively, payable on June 29, 2010 to shareholders of record on June 28, 2010. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class also declared distributions of any distributable income payable on June 30, 2010 to shareholders of record on June 29, 2010.

Alpine Mutual Funds

Additional Information (Unaudited)
Expenses Examples
April 30, 2010

As a shareholder of the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) transaction costs, such as initial sales charges (loads) and/or redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund, you will incur ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2009 – 4/30/2010.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load (except the Ultra Short Tax Optimized Income Fund – Adviser Class, which charges a sales load of 0.50% on purchases) or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than two months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Mutual Funds

Additional Information (Unaudited) - Continued
Expenses Examples
Dynamic Dividend Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010 (3)*
Actual (1	$1,000.00	$1,123.90	$6.53
Hypothetical (2)	$1,000.00	$1,018.65	$6.21

(1)	Ending account values and expenses paid during period based on a 12.39% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.06%, the actual and hypothetical expenses paid during the period were $6.21 and $5.91, respectively.
*	Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Accelerating Dividend Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010*
Actual (1)	$1,000.00	$1,125.00	$7.11
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 12.50% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Financial Services Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010 (3)*
Actual (1)	$1,000.00	$1,331.40	$8.09
Hypothetical (2)	$1,000.00	$1,017.85	$7.00

(1)	Ending account values and expenses paid during period based on a 33.14% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.05%, the actual and hypothetical expenses paid during the period were $7.80 and $6.76, respectively.
*	Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples April 30, 2010
Dynamic Innovators Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010 (3)*
Actual (1)	$1,000.00	$1,252.20	$8.38
Hypothetical (2)	$1,000.00	$1,017.36	$7.50

(1)	Ending account values and expenses paid during period based on a 25.22% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.15%, the actual and hypothetical expenses paid during the period were $7.54 and $6.76, respectively.
*	Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Transformations Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010 (3)*
Actual (1)	$1,000.00	$1,324.20	$8.01
Hypothetical (2)	$1,000.00	$1,017.90	$6.95

(1)	Ending account values and expenses paid during period based on a 32.42% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.04%, the actual and hypothetical expenses paid during the period were $7.78 and $6.76, respectively.
*	Expenses are equal to the Fund's annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Balance Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010*
Actual (1)	$1,000.00	$1,166.90	$6.66
Hypothetical (2)	$1,000.00	$1,018.65	$6.21

(1)	Ending account values and expenses paid during period based on a 16.69% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples April 30, 2010

Ultra Short Tax Optimized Income Fund Adviser Class Shares
Adviser Class Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010*
Actual (1)	$1,000.00	$1,005.70	$3.78
Hypothetical (2)	$1,000.00	$1,021.03	$3.81

(1)	Ending account values and expenses paid during period based on a 0.57% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund's annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Investor Class Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010*
Actual (1)	$1,000.00	$1,006.00	$2.54
Hypothetical (2)	$1,000.00	$1,022.27	$2.56

(1)	Ending account values and expenses paid during period based on a 0.60% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund's annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Municipal Money Market Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010*
Actual (1)	$1,000.00	$1,000.90	$1.98
Hypothetical (2)	$1,000.00	$1,022.81	$2.01

(1)	Ending account values and expenses paid during period based on a 0.09% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Investment Adviser and Advisory Contracts

On January 15, 2010, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator (“USBFS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services the Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of each Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer groups.

The Board Members also reviewed Morningstar analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered each Fund’s total expense ratios and contractual investment advisory fees compared to its respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Realty Income & Growth Fund, the Emerging Markets Real Estate Fund and the Global Infrastructure Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (55)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Jeffrey E. Wacksman (49)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	16
Director,
International
Succession
Planning
Association;
Trustee, Larchmont
Manor Park
Society; Director,
Bondi Icebergs Inc.
(Women’s
Sportswear);
Director, MH
Properties, Inc.;
Trustee, each of
the Alpine Trusts.*

James A. Jacobson (65)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	16	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*
The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (53)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (84)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (49)	Chief Compliance Officer	Indefinite, since January 2009
Chief Compliance Officer, Alpine
Woods Capital Investors, LLC since
January 2009; Vice President and
Manager, Trade Surveillance,
Credit Suisse Asset Management,
LLC (2006-2009); Manager, Trading
and Surveillance, Allianz Global
Investors (2004-2006).
				N/A	None

Ronald Palmer (41)	Chief Financial Officer	Indefinite, since January 2010
Chief Financial Officer, Alpine
Woods Capital Investors, LLC since
January 2010; Independent
Consultant (2008-2009); Vice
President, Cash Management and
Foreign Exchange, Macquarie
Capital Investment Management,
LLC (2007-2008); Chief Operating
Officer, Macquarie Fund Adviser,
LLC (2004-2007).
				N/A	None

Meimei Li (46)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (30)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003- 2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**
The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Tax Information
The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	23%
Accelerating Dividend Fund	0%
Dynamic Financial Services Fund	46%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	86%
Dynamic Balance Fund	33%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2009.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

TRUSTEES
Samuel A. Lieber
Laurence B.  Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202

[insert Alpine Logo]

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  The registrant’s Nominating Committee policy states that any shareholder of a Fund may submit the name of a candidate by consideration by the Nominating Committee by submitting a written nomination to the Fund’s secretary in accordance with the provisions of the Fund’s Agreement and Declaration of the Fund, as may be amended from time to time.  The secretary will forward any such nomination to the Nominating Committee promptly upon receipt.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Alpine Series Trust

By (Signature and Title)*  /s/Samuel A. Lieber
Samuel A. Lieber, President

Date  07/09/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/Samuel A. Lieber
Samuel A. Lieber, President

Date 07/09/2010

By (Signature and Title)* /s/Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr., Chief Financial Officer

Date

* Print the name and title of each signing officer under his or her signature